PIMCO Funds Annual Report


[ARTWORK APPEARS HERE]

Making sure you own core stock and bond funds is vital in developing a solid foundation for your investment portfolio. Story on page 4.


June 30, 1998

Multi-Manager Series


Equity Income
Value
Renaissance
Capital Appreciation
Growth
Mid-Cap Growth
Target
Small-Cap Value
Opportunity
International Developed
International
Emerging Markets
Innovation
Precious Metals
Balanced


Inside this report:
--------------------------------------------------------------------------------
Page 2     Letter From PIMCO Funds' President
Where We've Been and What's Ahead
--------------------------------------------------------------------------------
Page 3     Market Review
--------------------------------------------------------------------------------
Page 4     Today's Investor
Building a Foundation for Your Portfolio
--------------------------------------------------------------------------------
Page 6     Fund Spotlight
PIMCO Tax-Efficient Equity and Value 25 Funds
--------------------------------------------------------------------------------
Page 7     Manager Spotlight
PIMCO Growth & Innovation Funds, Tony Rizza
--------------------------------------------------------------------------------
Page 8     In The News
Recent News on PIMCO Funds
--------------------------------------------------------------------------------
Page 9     Investor Services: PIMCO Funds Web Site Update, New Account Minimums
--------------------------------------------------------------------------------
Page 10    Overview: Comprehensive Fund Family
--------------------------------------------------------------------------------
Page 11    PIMCO Funds Financial Information


                                                                       P I M C O
                                                                       F U N D S

President's
Letter

Dear Fellow Shareholder:


The financial markets continued their ascent during the last year, the magnitude of which surprised many investors. For the one-year period ended June 30, 1998, the stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 30.2%. The overall bond market, as measured by the Lehman Aggregate Bond Index, posted a 10.5% return.

A Rising Tide   Investors have enjoyed a continuation of the bull market in stocks that began nearly eight years ago. Since October 1990, the stock market has more than tripled in value, with only one 10% correction. That setback occurred last October, as the financial upheaval in Asia began to unfold. However, individual investors viewed the market decline as a buying opportunity and stock prices rebounded sharply during the first quarter of 1998. To a great extent, stocks experienced a "cooling off" period during the second quarter, as performance was mixed.

Turning to the bond market, the Asian crisis has been largely beneficial for U.S. bonds. With the uncertainty surrounding the potential repercussions in Asia, many domestic and foreign investors flocked to the relative security of high quality U.S. fixed income securities. As a result, over the last year the yield on 30-year Treasuries fell from 6.6% to 5.6%. This led to strong gains in the prices of bonds, nearly across-the-board.

Looking Ahead   As we head into the second half of the year, there are few signs of a major reversal of fortune in our financial markets. However, it is unlikely that the pace of the gains we have experienced in the last several years will continue. While inflation is low and economic growth, while slowing, is still running at a healthy pace, the lingering financial crisis in Asia may be a drag on corporate profits going forward.

On the next pages you will find a more complete review of the stock and bond markets, followed by a number of investment strategies to consider with your financial advisor given today's market conditions. And on page 6 we provide details on two new additions to the PIMCO Funds family--PIMCO Value 25 Fund and PIMCO Tax-Efficient Equity Fund.

As always, we appreciate the trust you have placed in us, and we will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial advisor. You can also visit our Web site at www.pimcofunds.com, or call us at 1-800-426-0107.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway

President

July 21, 1998

Market Review


The Stock Market

The Bull Market Continues

Stocks rose sharply during the last year, due in large part to a rebound during the first quarter of the year.

                           [LINE GRAPH APPEARS HERE]

S&P 500 INDEX

     DATE     PRICE    DATE     PRICE     DATE     PRICE     DATE     PRICE
    ------   -------   ----    -------   ------   -------   ------   -------
      6/26   1133.20   3/27    1095.44    12/26    936.46     9/26    945.22
      6/19   1100.65   3/20    1099.16    12/19    946.78     9/19    950.51
      6/12   1098.84   3/13    1068.61    12/12    953.39     9/12    923.91
      6/ 5   1113.86   3/ 6    1055.69    12/ 5    983.79     9/ 5    929.05

      5/29   1090.82   2/27    1049.34    11/28    955.40     8/29    899.47
      5/22   1110.47   2/20    1034.21    11/21    963.09     8/22    923.54
      5/15   1108.73   2/13    1020.09    11/14    928.35     8/15    900.81
      5/ 8   1108.14   2/ 6    1012.46    11/ 7    927.51     8/ 8    933.54
      5/ 1   1121.00                                          8/ 1    947.14

      4/24   1107.90   1/30     980.28    10/31    914.62     7/25    938.79
      4/17   1122.72   1/23     957.59    10/24    941.64     7/18    915.30
      4/10   1110.67   1/16     961.51    10/17    944.16     7/11    916.68
      4/ 3   1122.70   1/ 9     927.69    10/10    966.98     7/ 4    916.92
                       1/ 2     975.04    10/ 3    965.03

While the overall performance of the stock market is extremely positive, the shorter-term performance of stocks seems to depend on which calendar quarter you're looking at.

  In the fourth quarter of 1997 stocks fell sharply from their record levels, in response to the mounting Asian currency crisis. However, during the first quarter of 1998, fears regarding the Asian situation were put on the back burner, and the stock market increased 14%.

  The second quarter of 1998 was mediocre at best. While large-cap stocks on the whole posted gains, the best returns were mostly limited to the largest 50 companies, known as the "Nifty 50." On the other hand, many "smaller" large-caps, mid-cap and small-cap stocks experienced losses during the quarter.

  The superior returns of the largest-cap stocks has been somewhat of a surprise. Since most of the largest-cap firms are multinational in nature, one might expect them to be most susceptible to the weakened Asian economies. Despite this, investors seemed comfortable with these firms' large size and market presence.

  Another important trend worth noting has been the strong results from technology stocks. This was especially true among Internet firms that have been benefiting from increased Web traffic and rising advertising revenues.

  Turning to the international markets, many European countries have posted extremely strong returns. However, the dramatic bear market taking place in Asia has spread to many other emerging markets, including South America.

  Looking ahead, we remain cautiously optimistic about the prospects for the stock market. Yet, we caution investors to trim their expectations, especially in light of the very strong performance from stocks over the last several years.


The Bond Market

Strong Returns Abound


Bond prices have risen in the last year, as interest rates have fallen.


                           [LINE GRAPH APPEARS HERE]

30 Year Treasury Rates

DATE                DATE              DATE                 DATE
----     -----      ----     -----    -----     -----      ----
6/26     5.632      3/27     5.958    12/26     5.899      9/26     6.367
6/19     5.669      3/20     5.885    12/19     5.922      9/19     6.378
6/12     5.662      3/13     5.893    12/12     5.925      9/12     6.587
6/ 5     5.787      3/ 6     6.018    12/ 5     6.083      9/ 5     6.641

5/29     5.802      2/27     5.923    11/28     6.054      8/29     6.611
5/22     5.900      2/20     5.871    11/21     6.033      8/22     6.648
5/15     5.972      2/13     5.849    11/14     6.113      8/15     6.546
5/ 8     5.977      2/ 6     5.920    11/ 7     6.155      8/ 8     6.635
5/ 1     5.933                                             8/ 1     6.453

4/24     5.945      1/30     5.800    10/31     6.153      7/25     6.453
4/17     5.876      1/23     5.970    10/24     6.273      7/18     6.530
4/10     5.881      1/16     5.809    10/17     6.439      7/11     6.529
4/ 3     5.794      1/ 9     5.728    10/10     6.430      7/ 4     6.627
                    1/ 2     5.839    10/ 3     6.294

Bonds have also been enjoying a continuation of their bull market. During the last year, most sectors of the bond market posted double-digit gains.

  There were several "sub-plots" that contributed to the market's solid performance. These included the strong U.S. dollar, low inflation, the flight to high quality U.S. debt, and the renewed popularity of bond funds, as equity investors became cautious of an eventual market correction.

  But perhaps the most important factor behind the bond market's rise was the ongoing Asian financial crisis. As our bond market expert Bill Gross has said, "It's almost as if Asia's loss has been our gain." When the crisis first took shape late in 1997, U.S. interest rates began to fall, as investors flocked to safer, more liquid fixed income securities. And during the second quarter of this year, when it was apparent that the economic woes from Asia were not going to simply disappear, bond prices again rose. In fact, during the second quarter the bond market on the whole outperformed many sectors of the stock market.

  As we look toward the rest of the year, the prospects for the U.S. economy remain bright. And this could hold true for many European countries as well. While our growth rate of exports is beginning to slow down, our imports are much cheaper now than before, and the benefits of falling oil prices and declining interest rates have benefited many investors.

  There are certainly some threats. Six to twelve months of a less than "exuberant" stock market may slow consumption for at least part of the next few years. And, our skyrocketing dollar could lead to an un-healthy trade deficit.

  But all told, with inflation under control in the 1-2% range, it appears we have the ingredients for a continued bull market in bonds. Long-term Treasury yields over the next few years could range between 4 1/2 and 6 1/2% with the 5% "handle" containing most of the movement.

Today's Investor

Building a Foundation for Your Portfolio

Start with a core stock and core bond fund


[GRAPHIC APPEARS HERE]

  Whether you're an investment novice or a seasoned professional, the recent gyrations in the financial markets may be unsettling. If this volatility has caused you to wonder whether your investments can withstand the current climate, you and your financial advisor should take a fresh look at your entire portfolio. A key first step is to make sure you have a solid foundation of both stock and bond fund investments.

A Variety of Investment Opportunities

Determining exactly which stock and bond funds to select as core investments is not as simple as it may seem. Within the stock and bond security classes are any number of sub-categories, each with its own potential risk and reward profile. These sub-categories provide you with a wide variety of investment opportunities.

The Bond Market

The bond market can be broadly dissected into four major sectors: government, mortgage, corporate, and foreign. And securities within each sector are typically available with varying maturities. Bonds are further divided according to their credit quality--either investment grade or high yield.

Different bonds perform better in different economic conditions. And bonds that invest in foreign countries often perform out of step with U.S. bonds.

Top-Performing Bond Sectors by Year
No single sector of the bond market consistently outperforms.


          Government     High Yield     Foreign     Short-Term

1997         9.6%          12.3%         11.1%          6.7%
1996         2.8%          11.1%         11.8%          5.1%
1995        18.3%          19.9%         17.9%         11.0%
1994        -3.4%          -1.2%         -4.0%          0.6%
1993        10.7%          17.2%         13.4%          5.6%
1992         7.2%          18.2%          8.0%          6.4%
1991        15.3%          34.5%         11.1%         11.8%
1990         8.7%          -4.4%          3.3%          9.7%


Past performance is no guarantee of future results. "Government Bonds" based on the return of the Lehman Government Bond Index. "Short-Term Bonds" based on the return of the Lehman 1-3 Year Government/Corporate Index. "Foreign Bonds" based on the return of the Salomon Brothers Currency Hedged Non-U.S. Bond Index. "High Yield Bonds" based on the return of the Merrill Lynch High Yield Index. It is not possible to invest directly in an unmanaged index. Source: Lipper Analytical Services, Inc. Performance is not representative of any PIMCO Fund.

Building a Foundation With Bonds

An actively managed mutual fund that primarily invests in intermediate-term, investment grade bonds is typically considered the foundation of the fixed income portion of a portfolio.

However, the fund should also have the flexibility to invest in all sectors, maturities and quality levels of the bond market. By adapting to changing economic and market conditions, this type of fund can rotate sectors, lengthen or shorten maturities, and adjust quality to maximize investment opportunities.

How Bonds of Various Maturities React to Changing Interest Rates

When interest rates fall, bond prices rise, and vice versa. The longer a bond's maturity (date when it comes due), the more volatile its price will be when interest rates rise or fall.


                           [BAR GRAPH APPEARS HERE]

                        Average Annual Changes in Price

                          Short-Term    Intermediate-Term    Long-Term
                          Govt. Bond    Govt. Bond           Govt. Bond
Declining Interest Rates         1.4%                 3.7%         6.8%
Rising INterest Rates           -0.4%                -2.6%        -5.3%

Data from 1926-1996. Past performance is no guarantee of future results.
Source: Ibbotson Associates.

Build Around the Bond Core

After selecting a core bond fund, you may want to supplement your fixed income portfolio with more sector-specific holdings, such as a high yield or foreign bond fund. That way, you can tailor your investments to best achieve your financial goals, and can further diversify your overall portfolio.

Building on the Bond Foundation

There is a variety of fixed income investment choices that can supplement a core bond fund.

                          [ARTWORK APPEARS HERE]

The Stock Market

Within the stock market, you have the option of investing in small-, medium- or large-sized companies. Beyond the different size categories, you could invest in domestic or international stocks, stocks issued by companies in relatively stable industries (such as utilities), or stocks of companies in high growth and high volatility industries (such as technology). As with bonds, returns in stocks vary cyclically based on market conditions.

The Stock Foundation

Stocks of large-capitalization companies, or large-caps, are typically considered the foundation of the equity portion of a portfolio. Large-cap companies are generally household names, and they also make up the greatest share of the overall U.S. equity market. As such, they are an important cornerstone of the stock portion of your investment portfolio.

Large-Caps Constitute the Bulk of the Stock Market

While the total number of large-cap stocks is much less than the small- and mid-cap stock universe, large-caps represent 75% of the capitalization of the overall U.S. equity market.


                           [PIE CHART APPEARS HERE]

Small-Cap       7%
Mid-Cap        18%
Large-Cap      75%

Source: Russell Data Services.

Large-cap stocks are also a more conservative investment than small- and mid-cap stocks, and their history of significant appreciation makes them competitive with riskier small- and mid-caps.

Potential Risk and Reward by Company Size

Large-cap stocks have historically been less risky than small- and mid-cap stocks, while providing solid returns (12/31/79-6/30/98).

                           [LINE GRAPH APPEARS HERE]

Potential Risk and Reward

                                          Return                      Risk
--------------------------------------------------------------------------------------------
                           N Periods    Geometric     Arithmetic    Standard     T Statistic
                                          Mean (%)      Mean (%)    Deviation
                                                                       (%)
--------------------------------------------------------------------------------------------
Large          S&P 500           222        17.667        18.918      17.211          5.136
--------------------------------------------------------------------------------------------
Mid    Russell Mid-Cap           222        16.998        18.489      18.695          4.618
--------------------------------------------------------------------------------------------
Small     Russell 2000           222        14.432        16.419      21.226          3.591
--------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. "Large-Cap Stocks" represented by the S&P 500 Index, an unmanaged index of common stocks. "Mid-Cap Stocks" represented by Russell Mid-Cap Index. "Small-Cap Stocks" represented by Russell 2000 Index. It is not possible to invest in an unmanaged index. Volatility is measured by standard deviation of annual returns. Source: Ibbotson Associates. Performance is not representative of any PIMCO Fund.

A side benefit of investing in large-cap U.S. stocks is that many of these companies generate a significant portion of their sales in foreign countries. A strong foreign presence can be similar to investing in an international stock without actually owning one of those securities. For example, Coca-Cola's sales in foreign countries accounted for 66% of its total sales in 1997.

One of the best ways to access large-caps is through actively managed stock funds. Along with instant diversification, active management can be an added benefit. Unlike an index stock fund that seeks to mirror a given index, such as the S&P 500, an actively managed fund portfolio will be closely monitored and adjusted to meet changing economic and market conditions.

Supplement the Stock Core

As with the bond portion of your portfolio, once your core stock fund is in place you may want to supplement your equity investments with other types of stock funds, such as a small-cap or international. Again, this can help you to better aim towards your financial goals, and will diversify your overall portfolio.

Building on the Stock Foundation

There is a variety of equity investment choices that can supplement a core stock fund.

                          [ARTWORK APPEARS HERE]

Keeping Your Balance

With the abundance of stock and bond funds to choose from, how do you decide which ones should anchor your portfolio? Given the fact that the bull market in stocks is now in its eighth year, it may be tempting to invest the bulk of your portfolio in the equity market. But a portfolio that's top-heavy in stocks could feel the brunt of the decline if the stock market enters a correction. By working with your financial advisor to build the foundation of your portfolio with stock and bond funds, you can diversify your assets and help protect them against the risk of loss.

Review Your Portfolio Regularly

After your portfolio is in place, you should still speak regularly with your financial advisor to determine if any changes need to be made. Your advisor can review all of your individual holdings to make sure that they remain consistent with your overall investment goals. And your advisor can make adjustments to your portfolio over time, especially to any sector-specific holdings.

Fund
Spotlight


In July, PIMCO Funds introduced two new stock funds, Value 25 and Tax-Efficient Equity Funds. Here are some details on these two new offerings.

PIMCO Tax-Efficient Equity Fund:

Tax-Bite Protection

[PHOTO APPEARS HERE]

With the financial markets posting such strong gains over the past several years, many people have not spent a lot of time considering how taxes can take a bite out of their investment returns. But taxes, more than almost any other factor, can play a dramatic role in a mutual fund's performance.

  That's why PIMCO Funds launched its Tax-Efficient Equity Fund. The Fund seeks to provide investors with the benefits of stock fund investing while lessening investment taxes. The Fund is managed by PIMCO Advisors' Parametric Portfolio Associates. Parametric is a specialist in privately managed, tax-efficient portfolios for taxable endowments, trusts and high net worth individuals. The firm has developed an innovative approach to tax-sensitive investing, which it utilizes in managing the Tax-Efficient Equity Fund.

  Parametric starts by identifying stocks using its proprietary computer ranking program. First, it seeks to identify companies that appear able to provide sustained growth. Then it ranks these organizations based on a number of factors, such as a company's past growth, current valuations, financial soundness and volatility. Once the portfolio is in place, Parametric employs numerous tax management techniques. These include using a low investment turnover strategy, matching profits to losses when buying and selling securities, and utilizing a low-dividend bias.


TAX-EFFICIENT EQUITY QUICK FACTS
-------------------------------------
Objective
Maximum after-tax growth of capital

Primary Portfolio
A broadly diversified portfolio of large-cap stocks

PIMCO Advisors Manager
Parametric Portfolio Associates

Proposed Symbols
A Shares:  PXTAX
B Shares:  PXTBX
C Shares:  PXTCX


PIMCO Value 25 Fund:

Focused Investing

[PHOTO OF BINOCULARS AND CASE APPEARS HERE]

With the explosive growth of the mutual fund industry, many stock funds have grown to enormous proportions. According to Morningstar, as of December 31, 1997, the average stock fund had 142 securities in its portfolio, and the ten largest held an average of 338 stocks each. Funds with an excessively large number of holdings can expose shareholders to potential investment problems, including diluted performance and a breakdown in investment quality.

  When a stock fund holds several hundred securities, it's difficult for any single holding to have a significant impact on its portfolio return. In addition, the more stocks in a portfolio, the more difficult it can be for a portfolio manager to adequately research and monitor its quality. Of course, a large number of holdings could also offset a significant loss in any one security.

  In contrast to over-diversified stock funds, PIMCO introduced the Value 25 Fund--a focused, value-oriented mid-cap fund investing in only 25 stocks. The Fund is managed by PIMCO Advisors' NFJ Investment Group--specialists in value investing. NFJ's founding three partners have worked together for over 25 years. And today, the firm has nearly $3 billion in assets under management.

  With a smaller, select group of securities, the Fund seeks to provide long-term growth of capital and income. To achieve this goal, the manager maintains high investment standards, as it attempts to ensure that each of the Fund's holdings offers the opportunity to significantly impact the Fund's total return.


VALUE 25 QUICK FACTS
--------------------------

Objective
Long-term growth of capital and income

Primary Portfolio
25 mid-cap stocks that have below-average price-to-earnings ratios

PIMCO Advisors Manager
NFJ Investment Group

Proposed Symbols
A Shares:  PTWAX
B Shares:  PTWBX
C Shares:  PTWCX


To learn more about PIMCO Value 25 Fund or Tax-Efficient Equity Fund, contact your financial advisor. Or call 1-800-426-0107.

Manager
Spotlight


PIMCO Growth and Innovation Funds
Tony Rizza


Thus far in 1998, two of the top PIMCO Funds are the Growth and Innovation Funds. For the 1-year period ended June 30, 1998, the Growth Fund was ranked in the top 5% of 884 Growth Funds tracked by Lipper. The high-tech Innovation Fund has posted a 32% average annual return since its inception in 1994--ranking #3 of 33 Lipper Science and Technology Funds. A great deal of the success of these Funds is due to portfolio manager, Tony Rizza. We recently spoke with him regarding the two funds.


Q: Can you provide us some background on the two Funds?

A: The Growth Fund seeks long-term growth of capital through investment in stocks of larger, well established companies. Innovation is a more aggressive specialized fund that seeks capital appreciation through investment in stocks of technology-related companies.

Q: Are there any similarities between the Funds?

[PHOTO APPEARS HERE]

A: Yes, both are managed using our proprietary investment strategy based on the theory of "Positive Momentum & Positive Surprise." Briefly, the theory states that good companies doing better than generally expected will experience a rise in their stock price. There-fore, we look for growing companies that are surprising the market with better-than-expected results.

Q: You've been a part of the Growth Fund management team for over a year. What is the main reason behind the Fund's strong performance during that time?

A: We've pared the number of holdings from 70 to about 45. This has given us increased agility and enabled us to have a more significant weighting in our favorite securities.

Q: How are the Growth and Innovation Funds currently positioned?

A: The Innovation Fund's portfolio is primarily invested in technology-related companies.

And as of June 30, 1998, the largest industry weighting of the Growth Fund was also in technology.

Q: Are there particular areas of the technology sector that you are focusing on?

A: Companies with ties to the Internet were some of the best performing stocks during the first half of 1998. The explosive growth of the Net is practically unsurpassed. While it took radio 30 years to reach an audience of 50 million, and television took 13, the Internet reached this critical mass in only four years. With such fast growth we expect periods of short-term volatility. However, we attempt to temper this risk by taking profits and trimming some of our holdings when they become too large for a fund's portfolio.

Q: What are some of your favorite Internet stocks?

A: Both Funds currently hold America Online (AOL), which we first purchased in late 1996. The firm's growth has skyrocketed since it introduced a flat rate for unlimited monthly use of its service. AOL has worked to address customer service problems by dramatically upgrading its technological capacity, and by adding 5,000 new customer service representatives. As home computers become more affordable and Internet use expands, AOL should be in an outstanding position to continue growing its business.

We have owned Yahoo in the Innovation Fund's portfolio now for about two years, and it has been extremely successful. Yahoo, an Internet navigational service, has a very strong story and position in that marketplace. The firm is benefiting from an increase in Internet usage, which has allowed the firm to increase advertising rates. Yahoo's fundamentals are in sharp contrast to some of the recent Internet additions to the market that do not have earnings to back up their stock movement.

Q: How does the Innovation Fund differ from other high-tech funds?

A: The Innovation Fund invests in both traditional technology stocks and in companies in other industries that use innovative technology to advance their business. This allows us to further diversify the Fund's portfolio and seek a wide range of exciting investment opportunities.

Q: Can you give us an example of "non-traditional" holding in the Fund?

A: VISX, Inc. is a developer of technologies and systems for laser vision correction, and a top holding in Innovation. The firm has seen its share price soar, as demand for laser eye surgery has grown and the profit margins on laser equipment have increased.

The views of Mr. Rizza are not indicative of any future performance of any PIMCO Fund. Please refer to pages 16 and 24 for more complete performance information on the Growth and Innovation Funds.

In The
News

Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:


The Stock Market
Headline

 . The press is taking notice of PIMCO Innovation Fund. In June, Business Week, Barron's and SmartMoney featured the Fund and portfolio manager Tony Rizza. And in its May review of the Fund, Morningstar said it has "been able to avoid meltdowns...and has so far succeeded at a tricky game."

 . Pacific Investment Management Company, PIMCO Advisors' institutional bond management firm, was featured in the June 6th issue of Morningstar Mutual Funds. It said the firm has "made strategic use of emerging markets and high yield issues within an overall strategy of risk control" and it is "in the best position to wring whatever excess returns are available out of the market." Also in June, Barron's said the firm is "one of the world's leading money-management companies, with a terrific long-term record."

 . CNBC interviewed Cliff Hoover, a portfolio manager of the PIMCO Equity Income Fund, on June 10th. Mr. Hoover provided details on his investment strategy for the Fund.

 . In its July review of PIMCO Capital Appreciation Fund, Morningstar said it "is built for consistency...the management team shoots for solid relative returns, but won't make outlandish bets to get there."

 . The insights of Bill Gross, manager of the PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds, continue to be sought out by the press. Over the last three months his views appeared in The Wall Street Journal, The Washington Post and Barron's.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of June 30, 1998.

----------------------------------------------------------
PIMCO STOCK FUNDS        Overall  3 Year  5 Year  10 Year
----------------------------------------------------------
 Equity Income           ****     4       4       --
 Renaissance             ****     5       4        3
 StocksPLUS              *****    5       5       --
 Value                   ****     4       4       --
 Capital Appreciation    ****     5       4       --
 Growth                  ****     3       3        4
 Mid-Cap Growth          ****     4       4       --

----------------------------------------------------------
 PIMCO BOND FUNDS        Overall  3 Year  5 Year  10 Year
----------------------------------------------------------
 Foreign Bond            *****    5       5       --
 High Yield              *****    5       5       --
 Total Return            *****    4       4        5
 Low Duration            *****    4       5        5
 Short-Term              ****     4       5        4

The chart above is based on June 30, 1998 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,545, 1,462 and 707 domestic equity funds and 1,468, 890 and 337 taxable bond funds rated, respectively.

Morningstar ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. The ratings are calculated from a fund's average annual total return with appropriate sales charge adjustment and a risk factor that reflects fund performance relative to three-month Treasury bill returns. With the exception of the Renaissance Fund C and Growth Fund C, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. 5 star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Investor
Services


PIMCO Funds Is on the Web

www.pimcofunds.com


[GRAPHIC APPEARS HERE]

Have you had an opportunity to visit the PIMCO Funds Web site? If not, you're missing the ability to access the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily man-ager commentary with insights on the economy and other factors affecting the financial markets. We can be found on the worldwide web at www.pimcofunds.com.

The site is divided into three main sections:

Investment Insight provides complete details on each fund's investment manager, including its process, biographies, a manager's update and more.

Fund Information contains profiles of all the PIMCO Funds, including performance data, a summary of each fund's portfolio and daily fund share prices (NAVs).

[GRAPHIC APPEARS HERE]

Resources features a document library that contains prospectuses, applications and other forms that you can view, print or order. It also has information about our convenient shareholder services, and a listing of the retirement plans offered by PIMCO Funds.

Track Your Portfolio

A new feature of the site is "My Portfolio"--which enables you to track the market value of your investment portfolio. In addition to your PIMCO Funds investments, you can track other funds, stocks, futures and options. To access this unique service, simply click on "My Portfolio" on the Home page.

Questions?

We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or use the e-mail feature of the site to contact us.



New Investment Minimums


Beginning April 1, 1998 new initial investment minimums went into effect for PIMCO Funds (see table below). These changes were made in an effort to control account maintenance expenses.

                              Per Fund Minimum        Minimum Subsequent
Account Type                  Initial Investment      Investments

Regular                       $2,500                  $100
--------------------------------------------------------------------------
IRA                            1,000                   100
--------------------------------------------------------------------------
UGMA                           1,000                   100
--------------------------------------------------------------------------
Auto-Invest                    1,000                    50
--------------------------------------------------------------------------
Certain Qualified Plans*          50                    50


*Employer-sponsored plans, including SIMPLE IRAs, SEPs, SAR-SEPs and 401(k)s.


Direct Account Low Balance Fee

To help partially offset the relatively higher costs of servicing smaller accounts, a quarterly fee of $4 (up to $16 annually) will now be applied to direct accounts with balances that fall below our new investment minimums. A direct account is an account where the shareholder receives statements directly from PIMCO Funds.

  The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter--beginning in late September. In summary:

 . No fee will be charged on accounts with balances at or above the initial investment minimums.

 . No fee will be charged on accounts that fall below the minimum due solely to market declines.

 . No fee will be charged on any account of a shareholder if the aggregate value of all the shareholder's PIMCO Funds direct accounts is at least $50,000.

 . The fee will not apply to employer-sponsored retirement plan accounts or 403(b)(7) custodial accounts.

If you have any questions regarding these changes, please contact your financial advisor, or call us at 1-800-426-0107.

The PIMCO Funds Family


PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $229 billion. PIMCO Advisors owns seven independent investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious clients, including 46 of the 100 largest U.S. corporations. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.


Stock Funds                  Objective                        Primary Portfolio Composition          PIMCO Advisors Manager
--------------------------------------------------------------------------------------------------------------------------------
Balanced                     Total return                     Stocks, bonds and money market         Cadence/NFJ/Pacific
                                                              instruments                            Investment Management
--------------------------------------------------------------------------------------------------------------------------------
Equity Income                Current income and long-term     Stocks of companies with               NFJ Investment Group
                             growth                           below-average P/Es and above-
                                                              average dividends
--------------------------------------------------------------------------------------------------------------------------------
Value                        Long-term growth of capital      Stocks of companies with               NFJ Investment Group
                             and income                       below-average P/Es
--------------------------------------------------------------------------------------------------------------------------------
Renaissance                  Long-term growth of capital      Stocks of companies with               Columbus Circle Investors
                             and income                       below-average valuations
--------------------------------------------------------------------------------------------------------------------------------
Tax-Efficient Equity         Maximum after-tax growth of      Stocks of larger-capitalized           Parametric Portfolio
                             capital                          companies                              Associates
--------------------------------------------------------------------------------------------------------------------------------
StocksPLUS                   Total return exceeding the       S&P 500 stock index futures backed     Pacific Investment
                             S&P 500 Index                    by a portfolio of short-term,          Management Company
                                                              fixed-income securities
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation         Growth of capital                Stocks of larger-capitalized           Cadence Capital Management
                                                              companies the manager believes
                                                              are reasonably priced
--------------------------------------------------------------------------------------------------------------------------------
Growth                       Long-term growth of capital      Stocks of larger-capitalized           Columbus Circle Investors
                                                              companies
--------------------------------------------------------------------------------------------------------------------------------
Value 25                     Long-term growth of capital      25 stocks of medium-capitalized        NFJ Investment Group
                             and income                       companies with below-average P/Es
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth               Growth of capital                Stocks of medium-capitalized           Cadence Capital Management
                                                              companies the manager believes
                                                              are reasonably priced
--------------------------------------------------------------------------------------------------------------------------------
Target                       Capital appreciation             Stocks of medium-capitalized           Columbus Circle Investors
                                                              companies
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value              Long-term growth of capital      Stocks of smaller-capitalized          NFJ Investment Group
                             and income                       companies with below-average P/Es
--------------------------------------------------------------------------------------------------------------------------------
Opportunity                  Capital appreciation             Stocks of smaller-capitalized          Columbus Circle Investors
                                                              companies
--------------------------------------------------------------------------------------------------------------------------------
International Developed      Long-term growth of capital      Stocks of non-U.S. companies in        Blairlogie Capital
                                                              developed markets                      Management
--------------------------------------------------------------------------------------------------------------------------------
International                Capital appreciation             Stocks of non-U.S. companies in        Blairlogie Capital
                                                              developed and emerging markets         Management
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets             Long-term growth of capital      Stocks of non-U.S. companies in        Blairlogie Capital
                                                              emerging markets                       Management
--------------------------------------------------------------------------------------------------------------------------------
Innovation                   Capital appreciation             Stocks of technology-related           Columbus Circle Investors
                                                              companies
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals              Capital appreciation             Stocks of precious metals-related      Van Eck Associates*
                                                              companies
--------------------------------------------------------------------------------------------------------------------------------
Bond Funds                   Objective                        Primary Portfolio Composition          PIMCO Advisors Manager
Long-Term U.S.               Maximum total return             Long-term U.S. government bonds        Pacific Investment
Government                                                    (8+ year duration)                     Management Company
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bond               High current income exempt       Investment grade municipal bonds       Pacific Investment
                             from federal income tax          (3-10 year duration)                   Management Company
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets             Maximum total return             Emerging market bonds                  Pacific Investment
Bond                                                          (0-8 year duration)                    Management Company
--------------------------------------------------------------------------------------------------------------------------------
Foreign Bond                 Maximum total return             Intermediate-term, investment grade    Pacific Investment
                                                              foreign bonds (3-6 year duration)      Management Company
--------------------------------------------------------------------------------------------------------------------------------
Global Bond II               Maximum total return             Intermediate-term, investment grade    Pacific Investment
                                                              U.S. and foreign bonds (3-6 year       Management Company
                                                              duration)
--------------------------------------------------------------------------------------------------------------------------------
High Yield                   Maximum total return             High-yield bonds (2-6 year duration)   Pacific Investment
                                                                                                     Management Company
--------------------------------------------------------------------------------------------------------------------------------
Total Return                 Maximum total return             Intermediate-term, investment grade    Pacific Investment
                                                              bonds (3-6 year duration)              Management Company
--------------------------------------------------------------------------------------------------------------------------------
Real Return Bond             Maximum real return              Inflation-indexed government bonds     Pacific Investment
                                                                                                     Management Company
--------------------------------------------------------------------------------------------------------------------------------
Low Duration                 Maximum total return             Shorter-term, investment grade bonds   Pacific Investment
                                                              (1-3 year duration)                    Management Company
--------------------------------------------------------------------------------------------------------------------------------
Short-Term                   Maximum current income           Money market securities and            Pacific Investment
                             consistent with                  short-term bonds                       Management Company
                             preservation of capital and      (up to 1 year duration)
                             daily liquidity
--------------------------------------------------------------------------------------------------------------------------------
Money Market                 Maximum current income           Short-term money market                Pacific Investment
                             consistent with                  instruments (duration less             Management Company
                             preservation of capital          than 1 year)
                             and daily liquidity

     *Van Eck Associates serves as a sub-advisor to the Fund and is unaffiliated with PIMCO Advisors L.P.

The Stock Market
Headline


PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below are a table of contents and descriptions of the various sections.

Pages 12-27  Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 28-49 Schedule of Investments

The schedule of investments includes a listing of securities in the Fund's portfolio as of June 30, 1998, including the number of shares or principal amount and value as of that date.

                                              Schedule of
Fund Name                       Fund Summary  Investments

Equity Income Fund              Page 12       Page 28
Value Fund                      Page 13       Page 29
Renaissance Fund                Page 14       Page 30
Capital Appreciation Fund       Page 15       Page 31
Growth Fund                     Page 16       Page 32
Mid-Cap Growth Fund             Page 17       Page 33
Target Fund                     Page 18       Page 35
Small-Cap Value Fund            Page 19       Page 36
Opportunity Fund                Page 20       Page 38
International Developed Fund    Page 21       Page 39
International Fund              Page 22       Page 41
Emerging Markets Fund           Page 23       Page 44
Innovation Fund                 Page 24       Page 46
Precious Metals Fund            Page 25       Page 47
Balanced Fund                   Page 26       Page 48

Pages 50-57  Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

Pages 58-59  Statement of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 60-61  Statement of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 62-65  Statement of Changes in Net Assets

This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 66-72  Notes to Financial Statements

These contain description of the significant accounting policies of the funds, and detailed information about the schedules and tables that appear in the report.

PIMCO Equity Income Fund



OBJECTIVE

Current income as a primary objective and long-term growth of capital.

PORTFOLIO

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups.

TOTAL NET ASSETS

$202 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO

47 (not including short-term instruments)

PIMCO ADVISORS
INSTITUTIONAL
MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/98

           A Shares                     B Shares                  C Shares                     Lipper
           (INCEP. 3/8/91)              (INCEP. 3/8/91)           (INCEP. 3/8/91)  S&P 500     Equity Inc.
                          Adjusted                    Adjusted    Adjusted         Index       Fund Avg.
----------------------------------------------------------------------------------------------------------
1 year     21.4%          14.7%         20.5%         15.5%       19.5%            30.2%       20.9%
3 years    24.3%          22.0%         23.4%         22.7%       23.4%            30.2%       23.1%
5 years    17.7%          16.3%         16.8%         16.6%       16.8%            23.1%       17.5%
Inception  17.0%          16.1%         16.2%         16.2%       16.2%            --          --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

            EQUITY INCOME   EQUITY INCOME   EQUITY INCOME     S&P 500
CLASS             A               B               C            INDEX
INCEPTION       3/8/91          3/8/91          3/8/91
=========   =============   =============   =============   ===========
03/31/91         9,450.00       10,000.00       10,000.00     10,000.00
04/30/91         9,512.29       10,059.84       10,059.84     10,024.00
05/31/91        10,047.51       10,619.43       10,619.43     10,457.04
06/30/91         9,694.84       10,240.19       10,240.19      9,978.10
07/31/91        10,233.91       10,803.23       10,803.23     10,443.08
08/31/91        10,382.92       10,953.60       10,953.60     10,690.59
09/30/91        10,436.62       11,003.62       11,003.62     10,512.05
10/31/91        10,506.51       11,070.44       11,070.44     10,652.91
11/30/91        10,083.65       10,617.91       10,617.91     10,223.60
12/31/91        10,968.45       11,542.85       11,542.85     11,393.18
01/31/92        11,236.83       11,818.02       11,818.02     11,181.27
02/29/92        11,518.57       12,107.38       12,107.38     11,326.62
03/31/92        11,327.78       11,899.12       11,899.12     11,105.76
04/30/92        11,527.69       12,101.77       12,101.77     11,432.26
05/31/92        11,543.65       12,110.80       12,110.80     11,488.28
06/30/92        11,549.83       12,109.84       12,109.84     11,317.34
07/31/92        12,063.31       12,640.40       12,640.40     11,779.65
08/31/92        11,709.11       12,261.26       12,261.26     11,538.52
09/30/92        11,805.25       12,354.35       12,354.35     11,674.10
10/31/92        11,816.51       12,358.48       12,358.48     11,714.37
11/30/92        12,169.76       12,720.31       12,720.31     12,113.25
12/31/92        12,535.82       13,094.77       13,094.77     12,261.88
01/31/93        12,596.20       13,149.35       13,149.35     12,364.39
02/28/93        12,854.13       13,411.02       13,411.02     12,532.91
03/31/93        13,144.13       13,704.99       13,704.99     12,797.36
04/30/93        12,882.80       13,424.04       13,424.04     12,488.05
05/31/93        12,977.23       13,513.95       13,513.95     12,822.10
06/30/93        13,203.62       13,741.36       13,741.36     12,859.67
07/31/93        13,178.00       13,705.87       13,705.87     12,807.97
08/31/93        13,638.19       14,175.69       14,175.69     13,293.91
09/30/93        13,622.64       14,150.80       14,150.80     13,191.94
10/31/93        13,728.42       14,251.68       14,251.68     13,464.89
11/30/93        13,586.18       14,095.15       14,095.15     13,336.57
12/31/93        13,543.28       14,041.69       14,041.69     13,497.81
01/31/94        13,988.70       14,494.72       14,494.72     13,956.73
02/28/94        13,682.45       14,168.95       14,168.95     13,577.95
03/31/94        13,131.84       13,589.71       13,589.71     12,985.95
04/30/94        13,230.59       13,683.59       13,683.59     13,152.43
05/31/94        13,308.14       13,754.93       13,754.93     13,368.26
06/30/94        13,116.68       13,548.50       13,548.50     13,040.60
07/31/94        13,544.37       13,981.70       13,981.70     13,468.85
08/31/94        14,094.86       14,540.92       14,540.92     14,021.08
09/30/94        13,830.46       14,259.22       14,259.22     13,678.26
10/31/94        13,989.84       14,414.59       14,414.59     13,985.61
11/30/94        13,235.09       13,628.06       13,628.06     13,476.26
12/31/94        13,272.77       13,657.96       13,657.96     13,676.11
01/31/95        13,701.40       14,090.33       14,090.33     14,030.73
02/28/95        14,143.09       14,536.58       14,536.58     14,577.51
03/31/95        14,547.01       14,942.43       14,942.43     15,007.69
04/30/95        14,919.66       15,316.13       15,316.13     15,449.67
05/31/95        15,464.42       15,865.65       15,865.65     16,067.19
06/30/95        15,509.16       15,901.91       15,901.91     16,440.43
07/31/95        16,047.11       16,443.57       16,443.57     16,985.60
08/31/95        16,268.28       16,659.82       16,659.82     17,028.23
09/30/95        16,691.16       17,082.53       17,082.53     17,746.82
10/31/95        16,620.74       16,999.56       16,999.56     17,683.46
11/30/95        17,186.81       17,567.93       17,567.93     18,459.77
12/31/95        17,645.20       18,025.06       18,025.06     18,815.30
01/31/96        17,903.83       18,277.86       18,277.86     19,455.78
02/29/96        18,136.47       18,504.20       18,504.20     19,636.13
03/31/96        18,493.09       18,856.52       18,856.52     19,825.23
04/30/96        18,953.42       19,314.01       19,314.01     20,117.45
05/31/96        19,253.49       19,607.20       19,607.20     20,636.28
06/30/96        19,288.74       19,630.69       19,630.69     20,714.90
07/31/96        18,395.69       18,709.28       18,709.28     19,799.72
08/31/96        19,020.70       19,332.87       19,332.87     20,217.30
09/30/96        19,670.64       19,981.29       19,981.29     21,355.13
10/31/96        20,110.83       20,415.68       20,415.68     21,944.10
11/30/96        21,619.76       21,934.98       21,934.98     23,602.85
12/31/96        21,350.66       21,647.89       21,647.89     23,135.28
01/31/97        21,819.07       22,115.33       22,115.33     24,580.77
02/28/97        22,433.00       22,721.65       22,721.65     24,773.49
03/31/97        21,681.20       21,951.27       21,946.00     23,755.54
04/30/97        22,473.06       22,721.37       22,731.95     25,173.75
05/31/97        23,866.69       24,117.23       24,127.76     26,706.33
06/30/97        24,528.84       24,790.82       24,783.84     27,902.77
07/31/97        26,074.75       26,339.31       26,331.89     30,123.00
08/31/97        25,485.17       25,710.27       25,719.15     28,435.51
09/30/97        27,068.39       27,286.49       27,286.99     29,992.92
10/31/97        26,218.63       26,427.51       26,428.62     28,991.15
11/30/97        27,292.99       27,496.90       27,497.66     30,333.15
12/31/97        27,943.55       28,126.12       28,120.84     30,853.98
01/31/98        28,035.62       28,219.10       28,213.55     31,195.22
02/28/98        29,691.35       29,852.62       29,845.79     33,445.02
03/31/98        31,073.63       31,212.26       31,215.74     35,157.74
04/30/98        30,612.09       30,747.35       30,732.74     35,511.43
05/31/98        30,427.44       30,524.09       30,528.09     34,900.98
06/30/98        29,767.04       29,865.14       29,867.31     36,318.66

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results.

See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             4.0%
Large food wholesaler; retail
--------------------------------------------------------------------------------
PNC Bank Corp.                                                              3.7%
Commercial banking
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                  3.6%
Tobacco/food products manufacturer
--------------------------------------------------------------------------------
Ford Motor Co.                                                              2.6%
Automaker
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                                      2.4%
Integrated oil enterprise
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                    2.2%
R & D pharmaceutical/health care products
--------------------------------------------------------------------------------
American Home Products Corp.                                                2.2%
Healthcare and agricultural products
--------------------------------------------------------------------------------
Deluxe Corp.                                                                2.1%
Paper-based/electronic payment services
--------------------------------------------------------------------------------
Union Carbide Corp.                                                         2.1%
Chemicals and plastics
--------------------------------------------------------------------------------
Peoples Energy Corp.                                                        2.1%
Gas utility
--------------------------------------------------------------------------------
Top Ten Total                                                              27.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              16.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     16.1%
--------------------------------------------------------------------------------
Utilities                                                                  11.9%
--------------------------------------------------------------------------------
Energy                                                                     11.1%
--------------------------------------------------------------------------------
Materials & Processing                                                      9.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 96%
--------------------------------------------------------------------------------
Cash Equivalents                                                              4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 1998, the Equity Income Fund's performance was solid, with Class A shares returning 21.4%, Class B shares returning 20.5% and Class C shares returning 19.5%. While these returns trailed the S&P 500 Index, they were comparable to the average return of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

   The Fund found strength throughout much of the year from its consumer-oriented holdings. A strong domestic economy, including high employment, low interest rates and low inflation, spurred consumer spending. As a result, many consumer cyclicals had banner years. Consider, for example, Ford Motor Co., which was a particularly strong performer during the period. Like other American automakers, Ford's truck and sports-utility vehicle sales have greatly increased. But in addition, Ford's European operations and auto parts division had an increase in earnings. And at the same time, the company cut $900 million in costs. As a result, Ford's stock price increased substantially in the first six months of 1998.

   Chrysler Corp. was also a standout performer for the Fund this year. Like Ford, Chrysler benefited from the generally strong economy and made deep cost-cutting efforts. In addition, luxury German automaker Daimler-Benz announced a merger with Chrysler in May, which catapulted the company's stock price.

   Also in the consumer cyclicals sector, the Fund saw contributions from American Home Products Corp., a drug and consumer products company. While this company had some setbacks during the year, including the withdrawal of two of its prescription drugs from the market, it also had some very positive news in the form of an announced merger with Monsanto. Industry analysts applauded this merger and investors must have agreed, as American Home Product's stock price climbed significantly over the year.

   One significant disappointment for the Fund very recently was Capstead Mortgage Corp. Capstead is a Real Estate Investment Trust (REIT) which took a large write-off in its portfolio during the second quarter of 1998. As a result, the company was forced to cut its dividend and watch its stock price fall sharply in June. This price drop in turn caused the portfolio to lose over 1% for the month and the quarter ended June 30, 1998.

   In planning for the coming months the Fund's manager does not presently anticipate any radical changes to the current positioning. Believing that the continued over-valuation of large-cap growth stocks will eventually turn investors back to fundamentals and value holdings, the manager sees the Fund as a particularly timely investment opportunity.

                                              See page 28 for financial details.
12

June 30, 1998

PIMCO Value Fund


OBJECTIVE

Long-term growth of capital and current income.


PORTFOLIO

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields.


TOTAL NET ASSETS

$239 million


NUMBER OF SECURITIES IN THE PORTFOLIO

51 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/98

              A Shares                    B Shares                    C Shares                      Lipper Gr.
              (INCEP. 12/30/91)           (INCEP. 12/30/91)           (INCEP. 12/30/91)  S&P 500    & Income
                               Adjusted                    Adjusted   Adjusted           Index      Fund Avg.
--------------------------------------------------------------------------------------------------------------
1 year        18.9%            12.3%      18.0%            13.0%      17.0%              30.2%      22.9%
3 years       23.6%            21.3%      22.7%            22.0%      22.7%              30.2%      24.7%
5 years       18.6%            17.2%      17.7%            17.5%      17.7%              23.1%      18.9%
Inception     17.4%            16.4%      16.5%            16.5%      16.5%              --         --


Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                VALUE         VALUE         VALUE        S&P 500
CLASS             A             B             C           INDEX
INCEPTION      12/30/91      12/30/91      12/30/91
=========     ==========    ==========    ==========    =========
12/31/91       9,450.00     10,000.00     10,000.00     10,000.00
01/31/92       9,719.88     10,279.37     10,279.37      9,814.00
02/29/92      10,045.54     10,617.63     10,617.63      9,941.58
03/31/92       9,816.81     10,369.04     10,369.04      9,747.72
04/30/92       9,858.14     10,406.24     10,406.24     10,034.30
05/31/92       9,769.63     10,306.19     10,306.19     10,083.47
06/30/92       9,558.30     10,076.99     10,076.99      9,933.43
07/31/92       9,894.34     10,424.83     10,424.83     10,339.21
08/31/92       9,605.34     10,113.66     10,113.66     10,127.57
09/30/92       9,735.46     10,244.41     10,244.41     10,246.57
10/31/92       9,794.28     10,299.81     10,299.81     10,281.92
11/30/92      10,317.22     10,843.50     10,843.50     10,632.02
12/31/92      10,649.84     11,185.99     11,185.99     10,762.47
01/31/93      10,870.93     11,411.09     11,411.09     10,852.44
02/28/93      10,985.16     11,524.39     11,524.39     11,000.36
03/31/93      11,323.99     11,872.59     11,872.59     11,232.47
04/30/93      11,122.85     11,654.52     11,654.52     10,960.98
05/31/93      11,276.62     11,808.11     11,808.11     11,254.19
06/30/93      11,351.69     11,879.34     11,879.34     11,287.16
07/31/93      11,294.06     11,811.32     11,811.32     11,241.79
08/31/93      11,903.91     12,441.70     12,441.70     11,668.30
09/30/93      11,929.72     12,460.97     12,460.97     11,578.81
10/31/93      12,339.60     12,881.14     12,881.14     11,818.37
11/30/93      12,211.34     12,739.31     12,739.31     11,705.74
12/31/93      12,348.17     12,873.72     12,873.72     11,847.27
01/31/94      12,916.39     13,457.93     13,457.93     12,250.07
02/28/94      12,702.78     13,227.64     13,227.64     11,917.61
03/31/94      12,017.13     12,505.28     12,505.28     11,398.00
04/30/94      11,867.36     12,341.62     12,341.62     11,544.12
05/31/94      11,863.30     12,329.66     12,329.66     11,733.56
06/30/94      11,586.68     12,034.64     12,034.64     11,445.97
07/31/94      12,067.44     12,526.22     12,526.22     11,821.86
08/31/94      12,572.30     13,042.31     13,042.31     12,306.55
09/30/94      12,186.63     12,634.14     12,634.14     12,005.66
10/31/94      12,312.40     12,756.64     12,756.64     12,275.42
11/30/94      11,690.17     12,104.10     12,104.10     11,828.35
12/31/94      11,797.75     12,207.89     12,207.89     12,003.77
01/31/95      12,115.09     12,528.46     12,528.46     12,315.02
02/28/95      12,653.31     13,077.77     13,077.77     12,794.94
03/31/95      12,998.23     13,425.77     13,425.77     13,172.52
04/30/95      13,345.79     13,776.38     13,776.38     13,560.45
05/31/95      13,849.78     14,287.98     14,287.98     14,102.46
06/30/95      14,087.46     14,524.29     14,524.29     14,430.06
07/31/95      14,703.82     15,150.39     15,150.39     14,908.56
08/31/95      14,881.27     15,323.72     15,323.72     14,945.98
09/30/95      15,290.13     15,735.13     15,735.13     15,576.70
10/31/95      15,329.66     15,765.72     15,765.72     15,521.09
11/30/95      15,985.38     16,430.26     16,430.26     16,202.47
12/31/95      16,324.61     16,768.56     16,768.56     16,514.53
01/31/96      16,786.63     17,232.57     17,232.57     17,076.68
02/29/96      17,149.55     17,594.97     17,594.97     17,234.98
03/31/96      17,284.71     17,722.27     17,722.27     17,400.96
04/30/96      17,506.61     17,938.92     17,939.06     17,657.45
05/31/96      17,856.08     18,285.86     18,285.77     18,112.83
06/30/96      17,772.83     18,189.55     18,189.46     18,181.84
07/31/96      16,810.95     17,193.60     17,193.51     17,378.57
08/31/96      17,461.26     17,847.57     17,847.49     17,745.08
09/30/96      17,934.17     18,319.61     18,319.52     18,743.78
10/31/96      18,185.82     18,565.09     18,565.00     19,260.73
11/30/96      19,740.65     20,140.91     20,140.81     20,716.65
12/31/96      19,567.94     19,951.75     19,951.65     20,306.25
01/31/97      20,226.07     20,618.48     20,618.38     21,574.99
02/28/97      20,571.19     20,954.99     20,954.89     21,744.13
03/31/97      19,841.45     20,199.75     20,198.82     20,850.67
04/30/97      20,609.33     20,966.19     20,965.22     22,095.45
05/31/97      21,828.72     22,192.17     22,191.14     23,440.62
06/30/97      22,366.76     22,731.28     22,732.20     24,490.76
07/31/97      23,847.95     24,221.25     24,222.23     26,439.49
08/31/97      23,349.10     23,683.85     23,684.81     24,958.35
09/30/97      24,735.20     25,082.95     25,083.19     26,325.32
10/31/97      23,492.57     23,806.48     23,806.70     25,446.06
11/30/97      24,068.47     24,375.31     24,375.54     26,623.95
12/31/97      24,598.02     24,901.92     24,887.14     27,081.09
01/31/98      24,699.61     24,970.42     24,973.00     27,380.60
02/28/98      26,154.47     26,444.25     26,429.82     29,355.29
03/31/98      27,195.81     27,489.75     27,475.44     30,858.58
04/30/98      26,670.42     26,924.12     26,926.94     31,169.02
05/31/98      26,551.63     26,787.13     26,789.94     30,633.22
06/30/98      26,584.18     26,818.31     26,819.86     31,877.54

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results.

See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
DTE Energy Co.                                                              3.2%
Electric and steam utility
--------------------------------------------------------------------------------
Nicor, Inc.                                                                 3.2%
Utility holding/natural gas
--------------------------------------------------------------------------------
Public Service Enterprise Group. Inc.                                       3.2%
Electric/gas services
--------------------------------------------------------------------------------
Southern New England                                                        3.0%
Telecommunications Corp.
Telecommunication services
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                   3.0%
Largest U.S. brewer:baking
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             3.0%
Large food wholesaler; retail
--------------------------------------------------------------------------------
Harris Corp.                                                                3.0%
Diversified electronic products/services
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                                       3.0%
Commercial banking
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                    2.9%
R & D pharmaceutical/health care products
--------------------------------------------------------------------------------
Repsol SA AP-ADR                                                            2.9%
Integrated oil company
--------------------------------------------------------------------------------
Top Ten Total                                                              30.4%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.5%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           11.7%
--------------------------------------------------------------------------------
Energy                                                                     10.0%
--------------------------------------------------------------------------------
Technology                                                                  9.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 97%
--------------------------------------------------------------------------------
Cash Equivalents                                                              3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

   The Value Fund posted solid results for the year ended June 30, 1998, with Class A shares returning 18.9%, Class B shares returning 18.0% and Class C shares returning 17.0%. In general, the market's continued focus on large caps and more growth-oriented holdings meant it was a difficult year for value investors.

   Much of the Fund's success during this period can be traced to its financial and consumer cyclical holdings--two sectors that benefited from the growing domestic economy. Within the financial sector, the Fund saw significant contributions from banks, such as Chase Manhattan Corp., which was one of the Fund's largest holdings over the year and also one of its best performers. The bank reported large trading profits and growing fee income from securities processing, trust revenues, mortgage banking and bank card fees.

   In the consumer cyclicals area, Chrysler Corp. was a standout holding for the Fund. An announced merger with German luxury automaker Daimler-Benz greatly improved Chrysler's outlook for global growth. Also, profits from the company's truck sales soared while management implemented a deep cost-cutting program. As a result, Chrysler's second quarter 1998 earnings were more than double earnings for the same three-month period in 1997.

   One sector that did not do as well for the Fund this year was basic industries, which includes steel. The steel industry was hit hard by deteriorating fundamentals over the last six months, the result of rising supply and softening demand. With predictions of further demand declines in the air, steel company stock prices began dropping. Fund holding USX-U.S. Steel Group, Inc. was no exception to this trend, seeing its price decline over the year ended June 30, 1998.

   Although value stocks have trailed growth stocks for much of the year, the Fund's manager currently sees signs that the tide may turn. More favorable valuations and lower volatility should make value stocks a more attractive investment in these increasingly uncertain markets.

                                       See page 29 for financial details.     13

-------------
June 30, 1998
-------------

PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and current income.

PORTFOLIO

Primarily common stocks with below-average valuations that have improving business fundamentals.

TOTAL NET ASSETS

$657 million

NUMBER OF SECURITIES IN THE PORTFOLIO

50 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus Circle Investors


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                  B Shares                         C Shares                      Lipper
           (INCEP. 4/18/88)          (INCEP. 4/18/88)                 (INCEP. 4/18/88)    S&P 500   Equity Inc.
                           Adjusted                   Adjusted        Adjusted            Index     Fund Avg.
-------------------------------------------------------------------------------------------------------------------
1 year     31.0%           23.8%     30.0%            25.0%           29.0%               30.2%     20.9%
5 years    21.7%           20.3%     20.8%            20.6%           20.8%               23.1%     17.5%
10 years   15.3%           14.7%     14.5%            14.5%           14.5%               18.6%     14.6%
Inception  15.3%           14.7%     14.4%            14.4%           14.4%               --        --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

             RENAISSANCE   RENAISSANCE   RENAISSANCE     S&P 500
CLASS             A             B             C           INDEX
INCEPTION      4/18/88       4/18/88       4/18/88
=========    ===========   ===========   ===========   ===========
04/30/88        9,450.00     10,000.00     10,000.00     10,000.00
05/31/88        9,459.62      9,999.99      9,999.99     10,087.00
06/30/88        9,671.29     10,219.76     10,219.76     10,549.99
07/31/88        9,651.99     10,189.82     10,189.82     10,509.90
08/31/88        9,515.81     10,038.22     10,038.22     10,152.57
09/30/88        9,652.44     10,180.01     10,180.01     10,585.07
10/31/88        9,769.54     10,291.38     10,291.38     10,879.33
11/30/88        9,710.52     10,230.13     10,230.13     10,723.76
12/31/88       10,029.60     10,561.21     10,561.21     10,911.42
01/31/89       10,339.59     10,872.46     10,872.46     11,710.14
02/28/89       10,279.61     10,810.23     10,810.23     11,418.56
03/31/89       10,379.91     10,903.78     10,903.78     11,684.61
04/30/89       10,652.80     11,186.88     11,186.88     12,291.04
05/31/89       10,956.05     11,501.44     11,501.44     12,788.83
06/30/89       11,036.43     11,574.14     11,574.14     12,715.93
07/31/89       11,251.38     11,797.12     11,797.12     13,864.18
08/31/89       11,599.49     12,147.53     12,147.53     14,135.92
09/30/89       11,465.40     11,997.80     11,997.80     14,077.96
10/31/89       11,258.23     11,772.30     11,772.30     13,751.35
11/30/89       11,237.48     11,750.84     11,750.84     14,031.88
12/31/89       11,239.72     11,741.47     11,741.47     14,368.64
01/31/90       10,689.51     11,159.63     11,159.63     13,404.51
02/28/90       10,689.51     11,159.60     11,159.60     13,577.42
03/31/90       10,966.70     11,435.27     11,435.27     13,937.23
04/30/90       10,637.50     11,082.36     11,082.36     13,588.80
05/31/90       11,296.00     11,764.70     11,764.70     14,913.70
06/30/90       11,249.44     11,704.51     11,704.51     14,812.29
07/31/90       10,947.25     11,382.70     11,382.70     14,764.89
08/31/90       10,198.97     10,596.04     10,596.04     13,430.14
09/30/90        9,477.52      9,836.97      9,836.97     12,776.10
10/31/90        9,093.29      9,427.10      9,427.10     12,721.16
11/30/90        9,396.01      9,740.51      9,740.51     13,542.95
12/31/90        9,575.19      9,925.95      9,925.95     13,920.79
01/31/91        9,882.56     10,231.97     10,231.97     14,527.74
02/28/91       10,485.42     10,843.91     10,843.91     15,566.47
03/31/91       10,728.60     11,095.65     11,095.65     15,943.18
04/30/91       10,847.80     11,206.76     11,206.76     15,981.45
05/31/91       11,408.05     11,786.83     11,786.83     16,671.85
06/30/91       11,012.91     11,365.31     11,365.31     15,908.27
07/31/91       11,421.66     11,776.10     11,776.10     16,649.60
08/31/91       11,890.53     12,249.11     12,249.11     17,044.20
09/30/91       12,075.31     12,438.95     12,438.95     16,759.56
10/31/91       12,330.88     12,689.97     12,689.97     16,984.14
11/30/91       11,941.40     12,288.30     12,288.30     16,299.68
12/31/91       12,863.97     13,225.78     13,225.78     18,164.36
01/31/92       13,086.33     13,454.40     13,454.40     17,826.50
02/29/92       13,358.23     13,708.54     13,708.54     18,058.25
03/31/92       13,098.46     13,435.11     13,435.11     17,706.11
04/30/92       13,110.93     13,447.87     13,447.87     18,226.67
05/31/92       13,247.81     13,575.61     13,575.61     18,315.98
06/30/92       13,097.42     13,415.06     13,415.06     18,043.44
07/31/92       13,410.41     13,723.19     13,723.19     18,780.51
08/31/92       13,235.15     13,530.57     13,530.57     18,396.08
09/30/92       13,368.84     13,664.89     13,664.89     18,612.23
10/31/92       13,330.84     13,626.06     13,626.06     18,676.44
11/30/92       13,685.03     13,975.49     13,975.49     19,312.37
12/31/92       13,978.82     14,254.06     14,254.06     19,549.34
01/31/93       14,183.32     14,462.67     14,462.67     19,712.77
02/28/93       14,055.53     14,332.20     14,332.20     19,981.45
03/31/93       14,605.73     14,873.95     14,873.95     20,403.06
04/30/93       14,489.99     14,742.95     14,742.95     19,909.92
05/31/93       14,837.12     15,083.69     15,083.69     20,442.51
06/30/93       15,134.29     15,379.77     15,379.77     20,502.41
07/31/93       15,470.59     15,722.05     15,722.05     20,419.99
08/31/93       16,479.53     16,722.75     16,722.75     21,194.72
09/30/93       16,753.19     16,994.36     16,994.36     21,032.16
10/31/93       16,987.37     17,232.42     17,232.42     21,467.32
11/30/93       16,571.21     16,782.78     16,782.78     21,262.73
12/31/93       17,068.60     17,280.69     17,280.69     21,519.80
01/31/94       17,563.24     17,768.24     17,768.24     22,251.47
02/28/94       17,376.23     17,565.21     17,565.21     21,647.57
03/31/94       16,421.98     16,592.69     16,592.69     20,703.73
04/30/94       16,314.47     16,470.24     16,470.24     20,969.15
05/31/94       16,233.77     16,388.56     16,388.56     21,313.26
06/30/94       15,856.08     15,999.92     15,999.92     20,790.87


*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 14.5% and 14.4%, respectively. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                                         4.4%
Merchandise/services retailer
--------------------------------------------------------------------------------
Tandy Corp.                                                                 3.6%
Consumer electronics retailer
--------------------------------------------------------------------------------
Equitable Cos., Inc.                                                        3.6%
Insurance/financial services
--------------------------------------------------------------------------------
Enron Corp.                                                                 3.2%
National gas pipeline systems
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                        3.1%
Communications
--------------------------------------------------------------------------------
Lafarge Corp.                                                               3.0%
Cement producer
--------------------------------------------------------------------------------
Hasbro, Inc.                                                                3.0%
Toy/game manufacturer
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                    2.9%
Tobacco/food products manufacturer
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                                             2.8%
Aggregates/building materials
--------------------------------------------------------------------------------
Atlantic Richfield Co.                                                      2.7%
Integrated oil enterprise
--------------------------------------------------------------------------------
Top Ten Total                                                              32.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              18.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     17.1%
--------------------------------------------------------------------------------
Materials & Processing                                                      8.8%
--------------------------------------------------------------------------------
Communications                                                              8.2%
--------------------------------------------------------------------------------
Technology                                                                  7.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Convertible Bonds & Notes                                                     1%
--------------------------------------------------------------------------------
Cash Equivalents                                                              4%
--------------------------------------------------------------------------------

================================================================================
 PORTFOLIO INSIGHTS
================================================================================

For the year ended June 30, 1998, the Renaissance Fund posted excellent results, returning 31.0% for Class A shares, 30.0% for Class B shares and 29.0% for Class C shares. These returns were in line with the Fund's benchmark and far surpassed an average of funds with the same objective (as measured by the Lipper Equity Income Fund Average).

   As a risk-sensitive investment, the Fund has sought to avoid exposure to companies connected to the Asian markets. Instead, the Renaissance Fund has emphasized domestic and interest-sensitive companies--companies that should benefit from the strong economy. As a result, the Fund has held significant positions during the year in both the finance and consumer discretionary sectors.

   Holdings in the finance sector were among some of the best performers for the Fund this year, thanks in large part to unprecedented strength in the stock market. For example, The Equitable Cos., Inc., a large financial-services company, was a major contributor to the Fund's success. The company's earnings were stronger than expected this year because of booming revenues from two of its units: Donaldson, Lufkin and Jenrette, a broker/dealer; and Alliance Capital, an investment management firm. And The Equitable saw very strong sales in its variable annuity products over the last six months, despite changes in tax laws that are generally considered unfavorable to annuities.

   A standout in the consumer discretionary sector was Sears Roebuck & Co. Purchased by the Fund in the first quarter, the stock had been out of favor and analysts had low expectations for it because of previous losses in its credit card division. However, the Fund manager believed Sears' improving quality in its credit card division and the strong economy made it an attractive buying opportunity. Sears' comparable store sales rose in the second quarter, as did its revenue, which pushed the stock price up significantly in the first half of 1998.

   The transportation sector proved to be one of the few disappointments for the portfolio this year, due almost entirely to poor performance from one company, Trinity Industries, Inc., a railroad car manufacturer. While the company's fundamentals remained strong, the stock price dropped significantly because investors were concerned about the Asian currency crisis and the potential negative effect on exports carried to ports by rail. Despite this price drop, the Fund's manager believes the company is well-positioned to ride out this period of investor anxiety, supported by a large order backlog.

   Looking ahead, the Fund manager presently intends to maintain the Fund's current positioning, waiting out the unstable global environment. The manager will also continue to pursue value companies involved in corporate restructurings and consolidations --situations that can provide opportunities for positive surprises and the resulting stock price increase.

14                                            See page 30 for financial details.

June 30, 1998

PIMCO Capital Appreciation Fund

OBJECTIVE

Long-term growth of capital and current income.

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS

$1,124 million

NUMBER OF SECURITIES IN THE PORTFOLIO

79 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                   B Shares                   C Shares                       Lipper Cap.
           (INCEP. 3/8/91)            (INCEP. 3/8/91)            (INCEP. 3/8/91)      S&P 500   App. Fund
                          Adjusted                   Adjusted    Adjusted             Index     Avg.
-----------------------------------------------------------------------------------------------------------
1 year     32.4%          25.1%       31.4%          26.4%       30.4%                30.2%     22.1%
3 years    29.2%          26.8%       28.2%          27.6%       28.2%                30.2%     20.4%
5 years    21.7%          20.3%       20.8%          20.6%       20.8%                23.1%     16.0%
Inception  20.3%          19.4%       19.4%          19.4%       19.4%                --        --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                          CAPITAL        CAPITAL        CAPITAL        S&P 500
                        APPRECIATION   APPRECIATION   APPRECIATION      INDEX
CLASS                        A              B              C
INCEPTION                 3/8/91         3/8/91         3/8/91
=========               ============   ============   ============    =========
 03/31/91                   9,450.00      10,000.00      10,000.00    10,000.00
 04/30/91                   9,171.65       9,699.17       9,699.17    10,024.00
 05/31/91                   9,622.01      10,169.28      10,169.28    10,457.04
 06/30/91                   9,100.72       9,612.10       9,612.10     9,978.10
 07/31/91                   9,748.62      10,290.38      10,290.38    10,443.08
 08/31/91                  10,051.40      10,603.33      10,603.33    10,690.59
 09/30/91                   9,909.07      10,446.57      10,446.57    10,512.05
 10/31/91                  10,245.16      10,794.39      10,794.39    10,652.91
 11/30/91                   9,944.30      10,470.67      10,470.67    10,223.60
 12/31/91                  11,322.50      11,915.13      11,915.13    11,393.18
 01/31/92                  11,210.85      11,789.98      11,789.98    11,181.27
 02/29/92                  11,328.27      11,906.55      11,906.55    11,326.62
 03/31/92                  10,952.15      11,503.69      11,503.69    11,105.76
 04/30/92                  10,924.77      11,467.91      11,467.91    11,432.26
 05/31/92                  10,967.74      11,505.74      11,505.74    11,488.28
 06/30/92                  10,618.81      11,132.57      11,132.57    11,317.34
 07/31/92                  10,924.67      11,446.15      11,446.15    11,779.65
 08/31/92                  10,649.78      11,150.80      11,150.80    11,538.52
 09/30/92                  10,926.72      11,433.96      11,433.96    11,674.10
 10/31/92                  11,304.06      11,821.74      11,821.74    11,714.37
 11/30/92                  11,962.40      12,502.84      12,502.84    12,113.25
 12/31/92                  12,124.22      12,664.13      12,664.13    12,261.88
 01/31/93                  12,532.35      13,082.34      13,082.34    12,364.39
 02/28/93                  12,377.78      12,913.50      12,913.50    12,532.91
 03/31/93                  12,945.75      13,497.94      13,497.94    12,797.36
 04/30/93                  12,624.40      13,154.64      13,154.64    12,488.05
 05/31/93                  13,193.13      13,738.80      13,738.80    12,822.10
 06/30/93                  13,399.79      13,945.47      13,945.47    12,859.67
 07/31/93                  13,205.60      13,734.65      13,734.65    12,807.97
 08/31/93                  13,684.33      14,223.75      14,223.75    13,293.91
 09/30/93                  14,082.34      14,628.53      14,628.53    13,191.94
 10/31/93                  14,112.53      14,650.74      14,650.74    13,464.89
 11/30/93                  13,825.78      14,344.04      14,344.04    13,336.57
 12/31/93                  14,214.64      14,738.11      14,738.11    13,497.81
 01/31/94                  14,710.82      15,243.39      15,243.39    13,956.73
 02/28/94                  14,507.06      15,023.29      15,023.29    13,577.95
 03/31/94                  13,778.32      14,259.12      14,259.12    12,985.95
 04/30/94                  13,826.04      14,299.66      14,299.66    13,152.43
 05/31/94                  13,810.77      14,274.72      14,274.72    13,368.26
 06/30/94                  13,417.61      13,859.61      13,859.61    13,040.60
 07/31/94                  13,741.22      14,184.98      14,184.98    13,468.85
 08/31/94                  14,147.24      14,594.98      14,594.98    14,021.08
 09/30/94                  13,763.64      14,190.26      14,190.26    13,678.26
 10/31/94                  14,075.41      14,502.52      14,502.52    13,985.61
 11/30/94                  13,427.23      13,825.54      13,825.54    13,476.26
 12/31/94                  13,555.44      13,948.75      13,948.75    13,676.11
 01/31/95                  13,542.65      13,926.46      13,926.46    14,030.73
 02/28/95                  14,215.01      14,609.96      14,609.96    14,577.51
 03/31/95                  14,833.78      15,236.55      15,236.55    15,007.69
 04/30/95                  15,339.46      15,746.75      15,746.75    15,449.67
 05/31/95                  15,895.64      16,307.88      16,307.88    16,067.19
 06/30/95                  16,578.85      16,998.65      16,998.65    16,440.43
 07/31/95                  17,494.12      17,926.30      17,926.30    16,985.60
 08/31/95                  17,658.05      18,082.84      18,082.84    17,028.23
 09/30/95                  18,352.78      18,782.99      18,782.99    17,746.82
 10/31/95                  18,003.45      18,414.03      18,414.03    17,683.46
 11/30/95                  18,550.39      18,962.05      18,962.05    18,459.77
 12/31/95                  18,517.99      18,916.96      18,916.96    18,815.30
 01/31/96                  19,134.88      19,535.26      19,535.26    19,455.78
 02/29/96                  19,853.96      20,257.50      20,257.50    19,636.13
 03/31/96                  19,884.78      20,276.14      20,276.14    19,825.23
 04/30/96                  20,128.09      20,511.66      20,511.66    20,117.45
 05/31/96                  20,631.77      21,011.76      21,011.76    20,636.28
 06/30/96                  20,586.59      20,952.99      20,952.99    20,714.90
 07/31/96                  19,544.60      19,879.25      19,879.25    19,799.72
 08/31/96                  20,379.49      20,715.61      20,715.61    20,217.30
 09/30/96                  21,623.20      21,966.88      21,966.88    21,355.13
 10/31/96                  22,161.10      22,499.44      22,499.44    21,944.10
 11/30/96                  23,766.94      24,115.64      24,115.64    23,602.85
 12/31/96                  23,387.45      23,715.18      23,715.18    23,135.28
 01/31/97                  24,752.11      25,086.06      25,086.06    24,580.77
 02/28/97                  24,484.39      24,814.73      24,801.81    24,773.49
 03/31/97                  23,591.57      23,884.03      23,883.97    23,755.54
 04/30/97                  24,331.17      24,620.92      24,620.86    25,173.75
 05/31/97                  25,874.22      26,171.62      26,171.56    26,706.33
 06/30/97                  26,983.48      27,270.33      27,270.26    27,902.77
 07/31/97                  29,890.98      30,178.08      30,178.01    30,123.00
 08/31/97                  28,755.96      29,015.20      29,015.13    28,435.51
 09/30/97                  30,490.31      30,759.68      30,759.61    29,992.92
 10/31/97                  29,929.57      30,165.31      30,165.24    28,991.15
 11/30/97                  30,682.23      30,902.07      30,902.00    30,333.15
 12/31/97                  31,275.08      31,488.72      31,482.15    30,853.98
 01/31/98                  30,780.30      30,959.86      30,967.79    31,195.22
 02/28/98                  33,032.90      33,214.14      33,205.37    33,445.02
 03/31/98                  34,859.62      35,023.38      35,026.59    35,157.74
 04/30/98                  34,873.25      35,023.52      35,013.10    35,511.43
 05/31/98                  34,269.28      34,397.51      34,401.25    34,900.98
 06/30/98                  35,725.07      35,830.69      35,832.86    36,318.66

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results.
See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                 2.1%
Bank card issuer/services
--------------------------------------------------------------------------------
Cognizant Corp.                                                             1.9%
Information services
--------------------------------------------------------------------------------
Costco Cos., Inc.                                                           1.9%
Wholesale cash and carry mdsg
--------------------------------------------------------------------------------
Safeway, Inc.                                                               1.8%
Food supermarket chain
--------------------------------------------------------------------------------
Carnival Corp. "A"                                                          1.8%
Cruise ships
--------------------------------------------------------------------------------
Omnicom Group                                                               1.8%
Major international advertising company
--------------------------------------------------------------------------------
TJX Cos., Inc.                                                              1.7%
Off-price specialty stores
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                                                   1.7%
Women's apparel designer/dstr
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.6%
Computer network products
--------------------------------------------------------------------------------
Dayton Hudson Corp.                                                         1.4%
General merchandise retailer
--------------------------------------------------------------------------------
Top Ten Total                                                              17.7%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              27.7%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.5%
--------------------------------------------------------------------------------
Technology                                                                  9.8%
--------------------------------------------------------------------------------
Health Care                                                                 9.5%
--------------------------------------------------------------------------------
Consumer Services                                                           8.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 93%
--------------------------------------------------------------------------------
Cash Equivalents                                                              7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the twelve-month period ended June 30, 1998, the Capital Appreciation Fund posted outstanding returns of 32.4% for Class A shares, 31.4% for Class B shares and 30.4% for Class C shares. The results allowed the Fund to not only outperform the market in general (as measured by the S&P 500 Index), but also surpass the 22.1% average return of funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average). In addition, the Fund outpaced the Lipper Average for the 3-, 5-year and since inception periods ended June 30, 1998.

   Strong performance from the Fund's technology holdings were instrumental in achieving these impressive returns. In general, the sector saw rapid growth in the networking and the Internet areas. In addition, computer companies were aided by lower cost components (many of which are supplied by Asian manufacturers) and robust demand from both North America and Europe.

   Cisco Systems, Inc. is a perfect example of a technology holding that rode this technology wave. Cisco Systems is a leader in the networking industry. But more than just taking its share of the industry-wide growth, Cisco Systems has gone beyond many of its competitors and been chosen supplier by such major companies as Kaiser Permanente, the world's largest HMO. Cisco also benefited from an announced partnership with Dell Computer Corp. and IBM Corp. which will allow the networking company to provide Internet access at much faster speeds than are currently available.

   Another top performer for the Fund during the year was Dell Computer. Dell Computer is the leading direct computer systems provider. Much of the company's success can be traced to its business practice of only manufacturing products upon order, which means no inventory and greatly reduced overhead costs. Dell has also seen significant advantages from its strategy of focusing on government and corporate clients, rather than the home computer market.

   Tempering the Fund's results this year were most of its energy holdings. Energy was a major contributor to the portfolio in 1997, with the bulk of the holdings in the drilling industry. Unfortunately, a drop in the demand for oil (in part due to reduced needs in the Pacific Rim) and a dramatic fall in the price of crude oil meant oil companies were not hiring drillers, lowering their day rates and negatively affecting profits. The end result was damaging to the Fund's energy stocks.

   Since these problems in the energy sector erupted, the manager cut back energy-related holdings from approximately 10% of assets to 2.6%. The Fund's manager currently does not expect to be making any other significant changes to the portfolio's breakdown, believing there are still more opportunities in the current positions. Specifically, the Fund remains positive on both financial and technology-related holdings at this time.


                                          See page 31 for financial details.  15

June 30, 1998

OBJECTIVE

Long-term growth of capital; income is incidental.

PORTFOLIO

Primarily stocks of larger, well-established companies.

TOTAL NET ASSETS

$2,114 million

NUMBER OF SECURITIES IN THE PORTFOLIO

48 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus Circle Investors

PIMCO Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 6/30/98

           A Shares                      B Shares                    C Shares                      Lipper
           (INCEP. 2/24/84)              (INCEP. 2/24/84)            (INCEP. 2/24/84)    S&P 500   Growth
                            Adjusted                      Adjusted   Adjusted            Index     Fund Avg.
------------------------------------------------------------------------------------------------------------
1 year     41.0%            33.3%        40.0%            35.0%      39.0%               30.2%     25.4%
5 years    20.3%            18.9%        19.4%            19.2%      19.4%               23.1%     18.9%
10 years   18.2%            17.5%        17.3%            17.3%      17.3%               18.6%     16.1%
Inception  18.8%            18.3%        17.9%            17.9%      17.9%               --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

             GROWTH       GROWTH       GROWTH      S&P 500
CLASS          A            B            C          INDEX
INCEPTION    2/24/84      2/24/84      2/24/84
=========  ==========   ==========   ==========   ==========
02/29/84     9,450.00    10,000.00    10,000.00    10,000.00
03/31/84     9,693.23    10,250.00    10,250.00    10,180.00
04/30/84     9,755.95    10,310.00    10,310.00    10,251.34
05/31/84     9,421.49     9,949.98     9,949.98     9,708.01
06/30/84     9,645.42    10,180.32    10,180.32     9,911.79
07/31/84     9,718.37    10,250.89    10,250.89     9,763.24
08/31/84    10,498.68    11,067.28    11,067.28    10,866.25
09/30/84    10,428.34    10,986.40    10,986.40    10,877.25
10/31/84    10,521.72    11,077.73    11,077.73    10,909.97
11/30/84    10,448.76    10,994.08    10,994.08    10,800.80
12/31/84    10,661.68    11,210.94    11,210.94    11,081.54
01/31/85    11,421.52    12,002.82    12,002.82    11,947.02
02/28/85    11,517.36    12,096.65    12,096.65    12,095.06
03/31/85    11,564.42    12,138.37    12,138.37    12,103.50
04/30/85    11,510.90    12,074.75    12,074.75    12,092.51
05/31/85    12,129.38    12,715.76    12,715.76    12,790.01
06/30/85    12,477.64    13,073.12    13,073.12    12,975.89
07/31/85    12,495.22    13,083.19    13,083.19    12,957.74
08/31/85    12,432.30    13,009.08    13,009.08    12,847.54
09/30/85    12,075.41    12,627.67    12,627.67    12,449.18
10/31/85    12,573.19    13,140.19    13,140.19    13,021.91
11/30/85    13,267.10    13,857.32    13,857.32    13,920.38
12/31/85    14,017.60    14,632.23    14,632.23    14,588.48
01/31/86    14,349.09    14,968.58    14,968.58    14,670.17
02/28/86    15,509.23    16,170.20    16,170.20    15,767.50
03/31/86    16,235.22    16,916.86    16,916.86    16,647.33
04/30/86    16,256.05    16,928.31    16,928.31    16,459.22
05/31/86    16,953.67    17,643.91    17,643.91    17,334.84
06/30/86    17,257.08    17,948.83    17,948.83    17,627.81
07/31/86    16,873.83    17,538.73    17,538.73    16,642.41
08/31/86    17,837.90    18,529.36    18,529.36    17,877.28
09/30/86    16,770.12    17,408.94    17,408.94    16,398.83
10/31/86    17,584.01    18,242.66    18,242.66    17,345.04
11/30/86    17,895.71    18,554.90    18,554.90    17,766.52
12/31/86    17,396.58    18,025.56    18,025.56    17,313.48
01/31/87    19,736.59    20,438.57    20,438.57    19,645.60
02/28/87    21,025.80    21,762.13    21,762.13    20,421.60
03/31/87    21,434.78    22,171.48    22,171.48    21,011.79
04/30/87    21,395.27    22,116.74    22,116.74    20,824.78
05/31/87    21,606.74    22,321.27    22,321.27    21,005.96
06/30/87    22,544.63    23,276.45    23,276.45    22,066.76
07/31/87    23,338.61    24,081.58    24,081.58    23,185.54
08/31/87    24,014.63    24,763.45    24,763.45    24,050.36
09/30/87    23,910.22    24,640.42    24,640.42    23,523.66
10/31/87    18,490.30    19,040.20    19,040.20    18,456.66
11/30/87    17,226.82    17,727.93    17,727.93    16,935.84
12/31/87    18,858.76    19,396.18    19,396.18    18,224.65
01/31/88    18,651.36    19,170.58    19,170.58    18,991.91
02/29/88    19,818.97    20,359.35    20,359.35    19,876.93
03/31/88    19,553.08    20,073.48    20,073.48    19,262.74
04/30/88    19,726.57    20,239.13    20,239.13    19,476.55
05/31/88    19,900.58    20,404.52    20,404.52    19,646.00
06/30/88    21,086.79    21,608.25    21,608.25    20,547.75
07/31/88    20,703.77    21,201.99    21,201.99    20,469.67
08/31/88    19,627.88    20,087.02    20,087.02    19,773.70
09/30/88    20,538.77    21,006.91    21,006.91    20,616.06
10/31/88    20,684.82    21,142.78    21,142.78    21,189.19
11/30/88    20,314.11    20,750.79    20,750.79    20,886.18
12/31/88    20,780.52    21,213.74    21,213.74    21,251.69
01/31/89    22,156.40    22,604.85    22,604.85    22,807.31
02/28/89    21,739.44    22,166.48    22,166.48    22,239.41
03/31/89    22,672.67    23,104.01    23,104.01    22,757.59
04/30/89    24,318.86    24,767.24    24,767.24    23,938.71
05/31/89    26,131.52    26,596.78    26,596.78    24,908.23
06/30/89    25,803.31    26,246.42    26,246.42    24,766.25
07/31/89    28,027.40    28,491.53    28,491.53    27,002.64
08/31/89    28,880.75    29,341.04    29,341.04    27,531.89
09/30/89    29,451.29    29,902.19    29,902.19    27,419.01
10/31/89    28,558.56    28,976.95    28,976.95    26,782.89
11/30/89    29,144.35    29,553.45    29,553.45    27,329.26
12/31/89    28,774.22    29,159.80    29,159.80    27,985.16
01/31/90    26,670.42    27,009.82    27,009.82    26,107.36
02/28/90    27,340.33    27,672.34    27,672.34    26,444.14
03/31/90    28,028.70    28,351.11    28,351.11    27,144.91
04/30/90    27,869.98    28,173.55    28,173.55    26,466.29
05/31/90    30,829.77    31,147.49    31,147.49    29,046.75
06/30/90    31,363.55    31,666.91    31,666.91    28,849.24
07/31/90    30,804.00    31,081.77    31,081.77    28,756.92
08/31/90    28,536.85    28,774.66    28,774.66    26,157.29
09/30/90    27,297.73    27,507.20    27,507.20    24,883.43
10/31/90    27,247.64    27,442.33    27,442.33    24,776.43
11/30/90    28,619.06    28,823.56    28,823.56    26,376.99
12/31/90    29,057.94    29,245.80    29,245.80    27,112.91
01/31/91    30,456.81    30,652.90    30,652.90    28,295.03
02/28/91    32,752.83    32,926.06    32,926.06    30,318.13
03/31/91    33,685.86    33,846.47    33,846.47    31,051.83
04/30/91    33,362.92    33,503.75    33,503.75    31,126.35
05/31/91    35,174.25    35,325.78    35,325.78    32,471.01
06/30/91    33,431.41    33,555.60    33,555.60    30,983.84
07/31/91    35,715.07    35,816.51    35,816.51    32,427.68
08/31/91    37,513.08    37,589.22    37,589.22    33,196.22
09/30/91    37,099.76    37,154.91    37,154.91    32,641.84
10/31/91    38,322.56    38,366.50    38,366.50    33,079.24
11/30/91    36,829.67    36,847.37    36,847.37    31,746.15
12/31/91    41,485.01    41,492.24    41,492.24    35,377.91
01/31/92    40,522.77    40,491.33    40,491.33    34,719.88
02/29/92    40,811.05    40,761.16    40,761.16    35,171.24
03/31/92    39,907.08    39,837.10    39,837.10    34,485.40
04/30/92    39,695.42    39,586.77    39,586.77    35,499.27
05/31/92    40,311.05    40,182.95    40,182.95    35,673.22
06/30/92    39,060.60    38,913.00    38,913.00    35,142.40
07/31/92    40,272.77    40,106.19    40,106.19    36,577.97
08/31/92    38,771.68    38,566.88    38,566.88    35,829.22
09/30/92    39,945.58    39,721.41    39,721.41    36,250.21
10/31/92    40,600.16    40,337.57    40,337.57    36,375.27
11/30/92    42,408.58    42,108.19    42,108.19    37,613.85
12/31/92    42,694.62    42,355.87    42,355.87    38,075.37
01/31/93    43,758.78    43,400.24    43,400.24    38,393.68
02/28/93    42,852.72    42,473.65    42,473.65    38,916.99
03/31/93    43,837.81    43,419.96    43,419.96    39,738.14
04/30/93    41,887.43    41,469.06    41,469.06    38,777.67
05/31/93    44,054.97    43,578.42    43,578.42    39,814.97
06/30/93    44,429.62    43,932.80    43,932.80    39,931.63
07/31/93    44,488.84    43,952.35    43,952.35    39,771.10
08/31/93    45,986.29    45,410.82    45,410.82    41,280.02
09/30/93    47,029.72    46,416.17    46,416.17    40,963.40
10/31/93    46,890.28    46,257.34    46,257.34    41,810.93
11/30/93    46,114.62    45,440.99    45,440.99    41,412.47
12/31/93    46,996.52    46,303.41    46,303.41    41,913.15
01/31/94    49,247.32    48,470.69    48,470.69    43,338.20
02/28/94    48,338.85    47,560.55    47,560.55    42,162.00
03/31/94    46,153.70    45,392.93    45,392.93    40,323.74
04/30/94    45,525.87    44,742.14    44,742.14    40,840.69
05/31/94    46,326.94    45,501.19    45,501.19    41,510.88
06/30/94    45,179.98    44,352.51    44,352.51    40,493.45
07/31/94    46,305.41    45,414.84    45,414.84    41,823.25
08/31/94    48,599.06    47,647.93    47,647.93    43,538.01
09/30/94    47,625.76    46,650.85    46,650.85    42,473.50
10/31/94    49,378.58    48,341.29    48,341.29    43,427.88
11/30/94    47,063.07    46,021.73    46,021.73    41,846.24
12/31/94    47,001.04    45,958.18    45,958.18    42,466.82
01/31/95    47,344.25    46,256.77    46,256.77    43,567.98
02/28/95    48,763.77    47,611.44    47,611.44    45,265.83
03/31/95    49,862.27    48,644.71    48,644.71    46,601.62
04/30/95    51,488.08    50,206.10    50,206.10    47,974.04
05/31/95    53,090.39    51,745.27    51,745.27    49,891.56
06/30/95    55,219.47    53,789.06    53,789.06    51,050.54
07/31/95    57,142.05    55,627.03    55,627.03    52,743.38
08/31/95    57,645.58    56,086.12    56,086.12    52,875.76
09/30/95    58,904.62    57,280.36    57,280.36    55,107.12
10/31/95    59,133.35    57,440.80    57,440.80    54,910.39
11/30/95    60,621.91    58,864.76    58,864.76    57,320.95
12/31/95    60,367.72    58,581.68    58,581.68    58,424.95
01/31/96    63,095.74    61,199.99    61,199.99    60,413.74
02/29/96    64,279.35    62,288.79    62,288.79    60,973.77
03/31/96    64,356.49    62,341.18    62,341.18    61,560.95
04/30/96    65,179.93    63,092.83    63,092.83    62,468.36
05/31/96    66,672.62    64,493.17    64,493.17    64,079.42
06/30/96    65,797.47    63,611.94    63,611.94    64,323.56
07/31/96    61,988.59    59,879.51    59,879.51    61,481.75
08/31/96    63,583.99    61,382.90    61,382.90    62,778.40
09/30/96    68,395.13    65,997.42    65,997.42    66,311.57
10/31/96    69,501.08    67,033.78    67,033.78    68,140.44
11/30/96    73,540.28    70,870.66    70,870.66    73,291.18
12/31/96    71,489.90    68,848.51    68,848.51    71,839.28
01/31/97    74,921.99    72,120.67    72,120.67    76,327.80
02/28/97    72,868.00    70,098.12    70,098.12    76,926.20
03/31/97    68,967.09    66,291.65    66,291.65    73,765.31
04/30/97    71,871.15    69,057.27    69,057.27    78,169.10
05/31/97    77,121.55    74,053.08    74,053.08    82,928.03
06/30/97    79,291.76    76,076.06    76,076.06    86,643.21
07/31/97    87,681.62    84,076.15    84,076.15    93,537.40
08/31/97    82,166.71    78,752.19    78,752.19    88,297.44
09/30/97    87,506.80    83,807.30    83,807.30    93,133.49
10/31/97    85,012.60    81,368.25    81,368.25    90,022.83
11/30/97    85,747.10    82,023.19    82,023.19    94,189.99
12/31/97    87,761.13    83,881.75    83,881.75    95,807.23
01/31/98    89,716.36    85,708.53    85,708.53    96,866.86
02/28/98    96,539.29    92,169.58    92,169.58   103,852.90
03/31/98   103,051.93    98,348.72    98,348.72   109,171.20
04/30/98   105,075.25   100,175.84   100,175.84   110,269.47
05/31/98   103,634.04    98,771.88    98,771.88   108,373.93
06/30/98   111,828.38   106,495.94   106,495.94   112,776.08


* The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
 C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 17.3% and 17.9%, respectively. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
HBO & Co.                                                                   4.4%
Hospital information systems
--------------------------------------------------------------------------------
Federal Home Loan Bank Corp.                                                4.3%
Residential mortgage funds provider
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                                         3.9%
Merchandise/services retailer
--------------------------------------------------------------------------------
America Online, Inc.                                                        3.5%
Online service provider
--------------------------------------------------------------------------------
Warner-Lambert Co.                                                          3.4%
Drugs, toiletries, etc.
--------------------------------------------------------------------------------
Safeway, Inc.                                                               3.0%
Food supermarket chain
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                 3.0%
Bank card issuer/services
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.0%
Computer software
--------------------------------------------------------------------------------
Pfizer, Inc.                                                                2.7%
Healthcare services
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter,                                                 2.7%
Discover and Co.
Financial services
--------------------------------------------------------------------------------
Top Ten Total                                                              33.9%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     19.1%
--------------------------------------------------------------------------------
Technology                                                                 17.8%
--------------------------------------------------------------------------------
Health Care                                                                16.6%
--------------------------------------------------------------------------------
Financial & Business Services                                              13.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the year ended June 30, 1998, the Growth Fund overwhelmingly outperformed the market (as measured by the S&P 500 Index). During this period, the Fund's Class A shares returned 41.0%, Class B shares returned 40.0% and Class C shares returned 39.0%, compared to 30.2% for the market. The Fund's outstanding returns also allowed it to greatly outpace an average of funds with the same objective (as measured by the Lipper Growth Fund Average).

   Supporting the Fund's success during the year were strong performances from the consumer staples and consumer discretionary sectors. Both of these sectors benefited from the continuing economic growth in the U.S. High employment rates, low inflation and low interest rates provided consumers with the confidence and the assets to spend. These sectors were led by Sears Roebuck & Co., Home Depot, Inc. and TJX Cos., Inc.

   TJX Cos. is a chain of discount clothing and accessory stores. The company merged its operations with Marshall's several years ago and is still reaping the benefits. Not only did the merger reduce the number of competitors in the off-price segment of the retail market, but it also allowed TJX Cos. to reduce costs by consolidating TJ Maxx and Marshall's stores in close proximity to one another. When combined with increased consumer spending, these factors were enough to raise revenues and drive up TJX's stock price.

   Another major success story for the Fund during this period was America Online, Inc. --a particularly important success given that it was also one of the Fund's largest holdings. America Online is the largest provider of online services in the world. The company had reported weak results in 1997, largely due to poor service. In 1998, however, it expanded its networking capabilities and saw a resulting jump in subscribers. By also increasing monthly subscription rates from $19.95 to $21.95, the company was able to dramatically increase revenue.

   One of the few disappointing holdings for the Fund this year was Oxford Healthcare. Oxford Healthcare did not have the appropriate computer systems in place to maintain strong financial accounting. As a result, claims against Oxford Healthcare were larger than had been anticipated, causing the company to take a large write-off. In response to this deteriorating performance, the Fund sold its position in Oxford Healthcare.

   Looking forward, the manager currently anticipates maintaining the Fund's focus on domestic companies whose successes are closely tied to the economy. In addition, the manager plans to monitor consumer spending trends closely, watching for any changing conditions that could affect consumer staple and consumer discretionary holdings.

16                                            See page 32 for financial details.

June 30, 1998


PIMCO Mid-Cap Growth Fund


OBJECTIVE

Growth of capital.


PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued.


TOTAL NET ASSETS

$794 million


NUMBER OF SECURITIES IN THE PORTFOLIO

91 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                  B Shares                    C Shares                       Lipper
           (INCEP. 8/26/91)          (INCEP. 8/26/91)            (INCEP. 8/26/91)   S&P Mid-    Mid-Cap
                           Adjusted                   Adjusted   Adjusted           Cap Index   Fund Avg.
----------------------------------------------------------------------------------------------------------
1 year     25.7%           18.8%     24.8%            19.8%      23.7%              27.1%       22.2%
3 years    25.6%           23.2%     24.6%            24.0%      24.6%              24.0%       20.4%
5 years    19.8%           18.4%     18.9%            18.7%      18.9%              18.5%       16.7%
Inception  19.1%           18.1%     18.2%            18.2%      18.2%              --           --

Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

               MID-CAP       MID-CAP       MID-CAP       S&P 500
               GROWTH        GROWTH        GROWTH        MID-CAP
CLASS             A             B             C           INDEX
INCEPTION      8/26/91       8/26/91       8/26/91
=========     =========     =========     =========     =========
08/31/91       9,450.00     10,000.00     10,000.00     10,000.00
09/30/91       9,399.57      9,940.38      9,940.38      9,967.45
10/31/91       9,740.67     10,294.67     10,294.67     10,357.92
11/30/91       9,462.70      9,994.60      9,994.60     10,008.88
12/31/91      10,693.64     11,288.31     11,288.31     11,191.96
01/31/92      10,701.94     11,289.90     11,289.90     11,389.96
02/29/92      10,802.97     11,389.72     11,389.72     11,571.19
03/31/92      10,476.53     11,038.33     11,038.33     11,135.40
04/30/92      10,403.77     10,954.71     10,954.71     11,002.40
05/31/92      10,409.70     10,954.03     10,954.03     11,106.57
06/30/92      10,131.07     10,654.08     10,654.08     10,789.48
07/31/92      10,406.07     10,936.50     10,936.50     11,325.11
08/31/92      10,098.41     10,606.27     10,606.27     11,054.23
09/30/92      10,427.53     10,945.53     10,945.53     11,208.93
10/31/92      10,764.97     11,292.86     11,292.86     11,477.21
11/30/92      11,409.81     11,962.32     11,962.32     12,118.62
12/31/92      11,628.73     12,184.26     12,184.26     12,525.27
01/31/93      12,055.69     12,623.91     12,623.91     12,681.89
02/28/93      11,680.02     12,223.24     12,223.24     12,504.48
03/31/93      12,152.78     12,710.25     12,710.25     12,936.20
04/30/93      11,815.71     12,349.94     12,349.94     12,597.71
05/31/93      12,317.63     12,866.70     12,866.70     13,171.58
06/30/93      12,695.15     13,253.28     13,253.28     13,237.63
07/31/93      12,534.85     13,077.33     13,077.33     13,212.21
08/31/93      13,151.14     13,711.95     13,711.95     13,757.69
09/30/93      13,499.84     14,067.16     14,067.16     13,903.11
10/31/93      13,358.58     13,911.09     13,911.09     13,948.52
11/30/93      12,981.29     13,509.52     13,509.52     13,639.97
12/31/93      13,409.82     13,946.87     13,946.87     14,273.20
01/31/94      13,683.11     14,222.05     14,222.05     14,605.21
02/28/94      13,659.83     14,189.64     14,189.64     14,397.96
03/31/94      13,157.45     13,658.82     13,658.82     13,731.08
04/30/94      13,200.75     13,695.41     13,695.41     13,833.24
05/31/94      12,957.03     13,433.65     13,433.65     13,702.29
06/30/94      12,522.11     12,974.44     12,974.44     13,230.40
07/31/94      12,800.99     13,255.22     13,255.22     13,678.39
08/31/94      13,466.95     13,936.34     13,936.34     14,394.76
09/30/94      13,117.92     13,566.55     13,566.55     14,126.14
10/31/94      13,378.15     13,827.03     13,827.03     14,280.59
11/30/94      12,741.66     13,160.83     13,160.83     13,636.47
12/31/94      13,040.58     13,461.12     13,461.12     13,761.63
01/31/95      12,911.74     13,319.51     13,319.51     13,904.89
02/28/95      13,693.26     14,117.97     14,117.97     14,634.47
03/31/95      14,129.02     14,558.35     14,558.35     14,888.42
04/30/95      14,443.32     14,873.37     14,873.37     15,187.34
05/31/95      14,936.34     15,371.71     15,371.71     15,553.70
06/30/95      15,812.21     16,263.84     16,263.84     16,186.88
07/31/95      17,299.04     17,782.43     17,782.43     17,031.31
08/31/95      17,427.21     17,903.01     17,903.01     17,346.29
09/30/95      17,670.48     18,141.91     18,141.91     17,766.75
10/31/95      17,393.34     17,845.85     17,845.85     17,309.61
11/30/95      17,722.92     18,172.93     18,172.93     18,065.61
12/31/95      17,834.10     18,275.41     18,275.41     18,020.66
01/31/96      18,181.06     18,619.35     18,619.35     18,282.10
02/29/96      18,616.48     19,054.07     19,054.07     18,903.47
03/31/96      18,843.58     19,274.32     19,274.32     19,130.01
04/30/96      19,231.36     19,658.77     19,658.77     19,714.26
05/31/96      19,549.70     19,971.52     19,971.52     19,980.88
06/30/96      19,146.21     19,546.92     19,546.92     19,681.07
07/31/96      18,223.92     18,592.54     18,592.54     18,349.56
08/31/96      19,212.09     19,588.84     19,588.84     19,407.84
09/30/96      20,554.21     20,945.04     20,945.04     20,254.02
10/31/96      20,684.79     21,065.03     21,065.03     20,312.96
11/30/96      21,936.95     22,327.25     22,327.25     21,457.19
12/31/96      21,913.80     22,289.49     22,289.49     21,481.00
01/31/97      22,809.49     23,183.46     23,195.99     22,287.40
02/28/97      22,415.61     22,783.29     22,782.93     22,104.20
03/31/97      21,775.96     22,107.72     22,107.38     21,161.90
04/30/97      22,231.10     22,558.10     22,557.75     21,710.20
05/31/97      23,756.49     24,096.94     24,096.57     23,608.54
06/30/97      24,900.81     25,235.45     25,247.57     24,271.94
07/31/97      27,201.38     27,562.79     27,562.14     26,675.11
08/31/97      27,164.22     27,500.44     27,499.79     26,643.10
09/30/97      29,058.92     29,402.26     29,401.57     28,175.07
10/31/97      28,443.77     28,751.53     28,750.85     26,949.46
11/30/97      28,628.57     28,926.63     28,938.45     27,348.31
12/31/97      29,282.56     29,577.22     29,576.37     28,409.42
01/31/98      28,760.54     29,021.05     29,020.21     27,869.65
02/28/98      30,442.81     30,703.05     30,702.17     30,177.25
03/31/98      31,368.94     31,617.27     31,616.36     31,538.25
04/30/98      31,812.37     32,041.44     32,053.77     32,115.40
05/31/98      30,716.43     30,928.52     30,927.69     30,670.20
06/30/98      31,303.49     31,485.17     31,484.32     30,863.43

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 8/26/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Unisys Corp.                                                                1.6%
Business info. systems manufacturer
--------------------------------------------------------------------------------
Compuware Corp.                                                             1.5%
Systems software products developer
--------------------------------------------------------------------------------
Borders Group, Inc.                                                         1.5%
Book superstores
--------------------------------------------------------------------------------
Network Associates, Inc.                                                    1.5%
Network/security software
--------------------------------------------------------------------------------
Providian Financial Corp.                                                   1.4%
Consumer loans/services
--------------------------------------------------------------------------------
Royal Caribbean Cruises Limited                                             1.4%
Cruise ships
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        1.3%
Client/server software
--------------------------------------------------------------------------------
Waters Corp.                                                                1.3%
Liquid chromatography instrument manufacturer
--------------------------------------------------------------------------------
Ambac, Inc.                                                                 1.2%
Municipal bond insurance
--------------------------------------------------------------------------------
Proffitts, Inc.                                                             1.2%
Specialty department stores
--------------------------------------------------------------------------------
Top Ten Total                                                              13.9%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & business Services                                              25.3%
--------------------------------------------------------------------------------
Technology                                                                 15.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            7.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                94%
--------------------------------------------------------------------------------
Cash Equivalents                                                             6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

With results of 25.7% for Class A shares, 24.8% for Class B shares and 23.7% for Class C shares, the Mid-Cap Growth Fund had an excellent year ended June 30, 1998. And, while mid-cap stocks in general did well during this period, the Fund was still able to clearly outperform the 22.2% average return for funds with the same objective (as measured by the Lipper Mid-Cap Fund Average).

   Leading the Fund's success during this period was the financial sector, including banks and securities companies. This sector was supported by the generally strong economy, allowing increased revenue and stock price growth.

   Another sector that made significant contributions more recently was technology, which was underweighted in this area relative to its index, but still saw excellent performance from its selected holdings, including Unisys Corp. and Compuware Corp. Unisys Corp., a provider of information technology solutions, had at one time been primarily focused on the mainframe business but has been moving towards the computer services business. This change in strategy has been well received by industry analysts who recognize that Unisys was not a significant player in the mainframe arena but that it has the opportunity for attractive growth in services. In addition, the service business provides a more predictable revenue stream. By augmenting this new strategy with efforts to reduce debt and improve the balance sheet, the company was able to boost its stock price significantly.

   Compuware was also an outstanding holding for the Fund this year. This software provider has been a particular favorite among investors during this time because of its role in the "year 2000" solution. Compuware has developed software that can diagnose a system's vulnerability to this problem and also provide measures to correct it. As a result, the company's stock has been getting a great deal of attention and the price has climbed.

   The Fund saw much less success from its holdings in the energy sector. While energy was the Fund's best sector during the second and third quarters of 1997, by June 30, 1998 almost all of the Fund's energy holdings had become a drag on performance. The manager traces a portion of the problems in this sector to the Asian crisis. The Pacific Rim had been expected to consume a certain amount of oil to sustain its economic growth. But, the collapse of that economy meant the demand disappeared. At the same time, the price of crude oil fell dramatically in the fourth quarter of 1997 and the first quarter of 1998. The end result was a hard hit to energy related stocks, especially drilling concerns such as Fund holding TransOcean Offshore, Inc. To limit the Fund's exposure to any further problems in this sector, the manager has trimmed back its holdings in this area.

   In the months to come, the Fund's manager expects to see a slowing of the global markets. In addition, the manager does not see any fast resolution to the problems in Asia, and in fact would not be surprised if the worst was yet to come. As a result, the Fund currently plans to maintain a more domestic-oriented exposure, continuing for the foreseeable future to concentrate on technology and financial services.

See page 33 for financial details.

June 30, 1998

PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration given to income.

PORTFOLIO

Primarily common stocks of companies with medium-sized capitalizations.

TOTAL NET ASSETS

$1,186 million

NUMBER OF SECURITIES IN THE PORTFOLIO

56 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus

Circle Investors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return           For periods ended 6/30/98
           A Shares                   B Shares                      C Shares            S&P       Lipper
           (INCEP. 12/17/92)          (INCEP. 12/17/92)             (INCEP. 12/17/92)   Mid-Cap   Mid-Cap
                            Adjusted                    Adjusted    Adjusted            Index     Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
1 year     27.5%            20.5%     26.5%             21.7%       25.6%               27.2%     22.2%
3 years    21.7%            19.4%     20.8%             20.1%       20.8%               24.0%     20.4%
5 years    19.4%            18.0%     18.5%             18.3%       18.5%               18.5%     16.7%
Inception  20.2%            19.0%     19.3%             19.2%       19.3%               --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                   TARGET           TARGET         TARGET           S&P 500
CLASS                 A                B              C             MID-CAP
INCEPTION          12/17/92         12/17/92       12/17/92          INDEX
=========         =========        =========      =========        =========
12/31/92           9,450.00        10,000.00      10,000.00        10,000.00
01/31/93           9,571.52        10,118.70      10,118.70        10,125.04
02/28/93           9,515.41        10,049.49      10,049.49         9,983.40
03/31/93           9,982.79        10,544.02      10,544.02        10,328.08
04/30/93           9,749.11        10,286.90      10,286.90        10,057.83
05/31/93          10,375.34        10,949.63      10,949.63        10,516.00
06/30/93          10,674.44        11,256.23      11,256.23        10,568.74
07/31/93          10,964.25        11,543.02      11,543.02        10,548.44
08/31/93          11,758.69        12,373.91      12,373.91        10,983.95
09/30/93          11,889.52        12,512.37      12,512.37        11,100.05
10/31/93          11,982.94        12,591.44      12,591.44        11,136.30
11/30/93          11,403.40        11,978.25      11,978.25        10,889.95
12/31/93          11,860.45        12,452.13      12,452.13        11,395.52
01/31/94          12,162.31        12,761.61      12,761.61        11,660.59
02/28/94          11,945.37        12,521.91      12,521.91        11,495.13
03/31/94          11,567.96        12,122.51      12,122.51        10,962.70
04/30/94          11,841.58        12,402.06      12,402.06        11,044.26
05/31/94          11,605.65        12,142.38      12,142.38        10,939.71
06/30/94          11,181.08        11,693.06      11,693.06        10,562.96
07/31/94          11,869.84        12,412.00      12,412.00        10,920.63
08/31/94          12,539.72        13,101.08      13,101.08        11,492.57
09/30/94          12,388.83        12,931.41      12,931.41        11,278.11
10/31/94          12,634.08        13,181.04      13,181.04        11,401.42
11/30/94          12,181.23        12,701.80      12,701.80        10,887.16
12/31/94          12,318.38        12,837.00      12,837.00        10,987.09
01/31/95          12,079.54        12,584.07      12,584.07        11,101.47
02/28/95          12,777.18        13,292.20      13,292.20        11,683.95
03/31/95          13,226.29        13,757.61      13,757.61        11,886.70
04/30/95          13,379.13        13,909.28      13,909.28        12,125.35
05/31/95          13,340.99        13,858.65      13,858.65        12,417.85
06/30/95          14,353.94        14,900.64      14,900.64        12,923.37
07/31/95          15,290.51        15,871.83      15,871.83        13,597.56
08/31/95          15,252.28        15,811.17      15,811.17        13,849.03
09/30/95          15,672.86        16,246.28      16,236.16        14,184.72
10/31/95          15,892.77        16,458.85      16,458.63        13,819.74
11/30/95          16,064.71        16,620.75      16,620.53        14,423.32
12/31/95          16,166.54        16,728.07      16,727.85        14,387.44
01/31/96          16,006.58        16,546.91      16,546.69        14,596.17
02/29/96          16,540.20        17,090.47      17,090.25        15,092.26
03/31/96          17,020.37        17,566.13      17,565.90        15,273.13
04/30/96          17,788.70        18,359.07      18,347.50        15,739.59
05/31/96          18,706.42        19,299.02      19,287.40        15,952.45
06/30/96          18,354.25        18,913.79      18,913.69        15,713.08
07/31/96          16,294.87        16,784.51      16,784.42        14,650.03
08/31/96          17,116.59        17,611.18      17,611.09        15,494.94
09/30/96          18,258.36        18,777.80      18,777.70        16,170.52
10/31/96          18,279.60        18,789.24      18,777.81        16,217.57
11/30/96          19,015.86        19,525.30      19,525.42        17,131.11
12/31/96          18,853.24        19,350.18      19,350.29        17,150.13
01/31/97          19,456.58        19,954.76      19,954.87        17,793.94
02/28/97          18,623.84        19,092.89      19,093.00        17,647.68
03/31/97          17,935.91        18,385.16      18,372.39        16,895.36
04/30/97          18,141.17        18,578.15      18,565.38        17,333.11
05/31/97          19,650.03        20,109.15      20,109.26        18,848.72
06/30/97          20,301.78        20,765.46      20,752.69        19,378.37
07/31/97          21,701.89        22,180.75      22,180.70        21,297.02
08/31/97          22,172.48        22,644.06      22,631.15        21,271.47
09/30/97          23,415.86        23,904.83      23,891.82        22,494.58
10/31/97          22,136.28        22,579.53      22,579.37        21,516.06
11/30/97          22,100.22        22,528.04      22,527.89        21,834.50
12/31/97          21,940.61        22,338.31      22,338.16        22,681.68
01/31/98          21,449.87        21,841.80      21,824.54        22,250.73
02/28/98          23,270.42        23,673.39      23,673.10        24,093.09
03/31/98          24,520.93        24,923.11      24,922.80        25,179.68
04/30/98          25,328.36        25,744.62      25,744.31        25,640.47
05/31/98          24,204.41        24,580.50      24,580.20        24,486.65
06/30/98          25,882.33        26,158.05      26,257.72        24,640.92

*The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for one of this Fund's oldest classes of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Past performance is not an indication of future results.
See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Federal Home Loan Bank Corp.                                                6.4%
Residential mortgage funds provider
--------------------------------------------------------------------------------
Providian Financial Corp.                                                   3.7%
Consumer loans/services
--------------------------------------------------------------------------------
Black & Decker Corp.                                                        3.5%
Power tools/home products manufacturer
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                                                3.4%
Off-patent medications
--------------------------------------------------------------------------------
Ceridian Corp.                                                              3.2%
Computer services
--------------------------------------------------------------------------------
Federal-Mogul Corp.                                                         3.1%
Bearings, transmission parts
--------------------------------------------------------------------------------
Office Depot, Inc.                                                          3.1%
Office supply stores
--------------------------------------------------------------------------------
Paging Network, Inc.                                                        2.6%
Paging services
--------------------------------------------------------------------------------
Hasbro, Inc.                                                                2.5%
Toy/game manufacturer
--------------------------------------------------------------------------------
Jacor Communications, Inc.                                                  2.5%
Radio stations/cable TV services
--------------------------------------------------------------------------------
Top Ten Total                                                              34.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     22.3%
--------------------------------------------------------------------------------
Technology                                                                 22.1%
--------------------------------------------------------------------------------
Communications                                                             12.0%
--------------------------------------------------------------------------------
Financial & Business Services                                              10.7%
--------------------------------------------------------------------------------
Health Care                                                                10.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 94%
--------------------------------------------------------------------------------
Cash Equivalents                                                              6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Target Fund posted strong results for the year ended June 30, 1998, returning 27.5% for Class A shares, 26.5% for Class B shares and 25.6% for Class C shares. These returns outperformed the average return of funds with the same objective (as measured by the Lipper Mid-Cap Index), and closely tracked the Fund's benchmark (the S&P Mid-Cap Index).

   Leading the Fund's performance during the year were its consumer cyclical holdings. The sector's success was largely due to the strong economy, as low inflation, low interest rates and low unemployment all encouraged consumer spending. Within this sector the Fund achieved particularly good results from Black & Decker Corp., Lowe's Cos., Inc. Viacom, Inc., Dollar Tree Stores, Inc. and Office Depot, Inc..

   The financial sector also performed well for the Fund over the twelve-month period, with especially good results during the first six months of 1998. Falling interest rates and bankruptcy rates created an ideal operating environment for banks and credit card companies, including Fund holdings Providian Financial Corp., Capital One Financial Corp. and Dime Bancorp., Inc. Providian, a credit card issuer, was one of the Fund's largest holdings during this period and also one of its biggest success stories.

   The Fund was also helped during the year by the performance of Federal-Mogul Corp., an auto parts manufacturer that recently underwent a successful restructuring. Federal-Mogul has a well diversified client base in which no one customer comprises more than 6% of sales. This has helped to insulate the company from negative events affecting any single customer. Overall, Federal-Mogul's fundamentals are excellent and the Fund's manager believes the company is well-positioned to continue its positive performance.

   One sector that underperformed for the Fund was technology. Specifically, the Fund's hardware investments, such as Lam Research and National Semiconductor, have been hit hard this year by problems in Southeast Asia--a major portion of their customer base. As a result, the Fund manager has reduced the portfolio's exposure to this sector.

   Looking ahead, the Fund manager currently does not anticipate many significant changes to its strategy, instead opting to maintain its defensive positioning. The manager will continue to closely monitor its technology exposure, as well as remain alert to changes occurring in the energy sector. And, as always, the manager will stay focused on its strategy of investing in growing companies that are surprising the market by producing better than expected results.

18                                            See page 35 for financial details.

June 30, 1998

PIMCO Small-Cap Value Fund

OBJECTIVE

Long-term growth of capital and income.

PORTFOLIO

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups.

TOTAL NET ASSETS

$375 million

NUMBER OF SECURITIES IN THE PORTFOLIO

102 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return              For periods ended 6/30/98
           A Shares                      B Shares                     C Shares                           Lipper
           (INCEP. 10/1/91)              (INCEP. 10/1/91)             (INCEP. 10/1/91)     Russell       Small-Cap
                            Adjusted                      Adjusted    Adjusted             2000 Index    Fund Avg.
-------------------------------------------------------------------------------------------------------------------
1 year     17.3%            10.9%        16.4%            11.4%       15.4%                16.5%         17.6%
3 years    23.3%            21.0%        22.4%            21.7%       22.4%                18.9%         19.7%
5 years    17.1%            15.8%        16.2%            16.0%       16.3%                16.0%         16.7%
Inception  17.2%            16.2%        16.3%            16.3%       16.3%                --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]




               SMALL-CAP      SMALL-CAP     SMALL-CAP      RUSSELL 2000
                 VALUE          VALUE          VALUE           INDEX
 CLASS             A              B              C
INCEPTION       10/1/91        10/1/91        10/1/91
=========     ==========     ==========     ==========     ============
 09/30/91       9,450.00      10,000.00      10,000.00        10,000.00
 10/31/91       9,556.05      10,106.12      10,106.12        10,264.40
 11/30/91       9,335.06       9,866.14       9,866.14         9,789.36
 12/31/91      10,021.71      10,585.58      10,585.58        10,572.71
 01/31/92      10,701.39      11,296.75      11,296.75        11,430.16
 02/29/92      11,060.00      11,668.68      11,668.68        11,763.80
 03/31/92      10,961.01      11,556.80      11,556.80        11,365.71
 04/30/92      10,734.12      11,310.41      11,310.41        10,966.66
 05/31/92      10,740.04      11,309.32      11,309.32        11,112.52
 06/30/92      10,392.85      10,936.77      10,936.77        10,590.34
 07/31/92      10,706.11      11,259.33      11,259.33        10,958.46
 08/31/92      10,539.55      11,077.00      11,077.00        10,648.56
 09/30/92      10,641.45      11,177.29      11,177.29        10,893.79
 10/31/92      10,831.82      11,370.30      11,370.30        11,237.60
 11/30/92      11,597.70      12,167.25      12,167.25        12,098.18
 12/31/92      11,852.45      12,426.88      12,426.88        12,519.32
 01/31/93      12,373.66      12,965.24      12,965.24        12,942.72
 02/28/93      12,310.27      12,891.58      12,891.58        12,644.26
 03/31/93      12,623.10      13,210.90      13,210.90        13,054.44
 04/30/93      12,287.26      12,851.28      12,851.28        12,695.57
 05/31/93      12,491.89      13,057.04      13,057.04        13,257.10
 06/30/93      12,517.67      13,075.70      13,075.70        13,339.43
 07/31/93      12,557.36      13,108.84      13,108.84        13,523.64
 08/31/93      12,971.97      13,533.37      13,533.37        14,107.59
 09/30/93      13,087.30      13,645.35      13,645.35        14,505.71
 10/31/93      13,332.31      13,892.12      13,892.12        14,879.23
 11/30/93      13,088.53      13,629.57      13,629.57        14,394.47
 12/31/93      13,439.05      13,986.01      13,986.01        14,886.33
 01/31/94      13,938.05      14,496.32      14,496.32        15,352.71
 02/28/94      13,912.73      14,461.72      14,461.72        15,296.98
 03/31/94      13,286.61      13,801.58      13,801.58        14,491.29
 04/30/94      13,327.59      13,835.62      13,835.62        14,577.22
 05/31/94      13,005.82      13,492.73      13,492.73        14,413.23
 06/30/94      12,769.01      13,238.67      13,238.67        13,926.93
 07/31/94      12,964.25      13,432.66      13,432.66        14,155.89
 08/31/94      13,480.64      13,959.02      13,959.02        14,944.37
 09/30/94      13,146.86      13,604.78      13,604.78        14,893.71
 10/31/94      12,898.28      13,338.85      13,338.85        14,833.54
 11/30/94      12,594.96      13,016.85      13,016.85        14,234.12
 12/31/94      12,892.34      13,315.94      13,315.94        14,615.16
 01/31/95      12,958.37      13,375.53      13,375.53        14,430.57
 02/28/95      13,534.44      13,962.56      13,962.56        15,031.32
 03/31/95      13,610.99      14,032.64      14,032.64        15,288.95
 04/30/95      13,924.22      14,347.21      14,347.21        15,628.67
 05/31/95      14,257.74      14,681.72      14,681.72        15,897.33
 06/30/95      14,707.61      15,136.12      15,136.12        16,722.09
 07/31/95      15,434.04      15,874.18      15,874.18        17,685.28
 08/31/95      15,733.27      16,171.84      16,171.84        18,051.19
 09/30/95      16,032.52      16,469.42      16,469.42        18,373.58
 10/31/95      15,400.58      15,809.54      15,809.54        17,551.91
 11/30/95      16,030.48      16,446.33      16,446.33        18,289.27
 12/31/95      16,112.43      16,519.98      16,519.98        18,771.74
 01/31/96      16,032.20      16,426.99      16,426.99        18,751.47
 02/29/96      16,376.19      16,769.60      16,769.60        19,335.95
 03/31/96      16,870.59      17,265.09      17,265.09        19,729.44
 04/30/96      17,441.30      17,838.40      17,838.40        20,784.37
 05/31/96      17,998.78      18,397.28      18,397.28        21,603.48
 06/30/96      17,871.60      18,255.86      18,255.86        20,716.44
 07/31/96      16,883.92      17,235.19      17,235.19        18,907.07
 08/31/96      17,683.46      18,040.31      18,040.31        20,004.81
 09/30/96      18,218.44      18,574.96      18,574.96        20,786.60
 10/31/96      18,564.19      18,915.71      18,915.71        20,466.28
 11/30/96      19,789.84      20,153.03      20,153.03        21,309.49
 12/31/96      20,498.31      20,861.41      20,861.41        21,868.01
 01/31/97      21,165.82      21,533.33      21,533.33        22,304.93
 02/28/97      21,240.34      21,593.99      21,593.99        21,764.04
 03/31/97      20,434.97      20,759.34      20,759.34        20,737.00
 04/30/97      20,628.96      20,956.49      20,956.49        20,794.85
 05/31/97      22,404.11      22,731.86      22,731.86        23,108.28
 06/30/97      23,493.03      23,839.75      23,839.75        24,098.70
 07/31/97      24,701.23      25,038.67      25,038.67        25,220.01
 08/31/97      25,342.43      25,676.01      25,676.01        25,797.55
 09/30/97      27,206.87      27,557.85      27,542.68        27,685.93
 10/31/97      26,744.68      27,057.04      27,056.88        26,470.52
 11/30/97      27,042.78      27,345.26      27,345.09        26,298.46
 12/31/97      27,562.97      27,844.80      27,850.51        26,758.68
 01/31/98      27,092.69      27,367.40      27,357.22        26,335.90
 02/28/98      28,785.80      29,054.79      29,043.99        28,284.75
 03/31/98      29,898.86      30,169.48      30,158.26        29,450.08
 04/30/98      29,804.56      30,041.86      30,046.61        29,612.94
 05/31/98      28,440.61      28,656.69      28,646.08        28,016.81
 06/30/98      27,562.73      27,749.45      27,755.10        28,075.64

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 10/1/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Bindley Western Industries, Inc.                                            1.2%
Ethical drugs wholesaler
--------------------------------------------------------------------------------
Burlington Coat Factory                                                     1.1%
Warehouse Corp.
Off-price apparel stores
--------------------------------------------------------------------------------
Brown Group, Inc.                                                           1.1%
Shoe manufacturer/retailer
--------------------------------------------------------------------------------
Hughes Supply, Inc.                                                         1.1%
Construction/industrial products distributor
--------------------------------------------------------------------------------
Roadway Express, Inc.                                                       1.0%
Less-than truckload freight service
--------------------------------------------------------------------------------
Kelly Services, Inc.                                                        1.0%
Temporary help services
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                                       1.0%
Women's specialty stores
--------------------------------------------------------------------------------
Aliant Communications, Inc.                                                 1.0%
Telephone services
--------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                                  1.0%
Paper products
--------------------------------------------------------------------------------
Bergen Brunswig Corp. "A"                                                   1.0%
Drugs/healthcare products distributor
--------------------------------------------------------------------------------
Top Ten Total                                                              10.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.9%
--------------------------------------------------------------------------------
Materials & Processing                                                     11.5%
--------------------------------------------------------------------------------
Capital Goods                                                              10.4%
--------------------------------------------------------------------------------
Utilities                                                                   6.8%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 92%
--------------------------------------------------------------------------------
Cash Equivalents                                                              8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Small-Cap Value Fund produced strong results for the one-year period ended June 30, 1998, with its Class A shares returning 17.3%, its Class B shares returning 16.4% and its Class C shares returning 15.4%. These returns are similar to those of the Fund's benchmark, the Russell 2000 Index, for the same period.

   Small-capitalization stocks in general did not perform as well as their large-cap counterparts this year. This can be attributed to a "flight to quality," where nervous investors abandoned small-cap stocks (especially value ones), in favor of more stable, liquid large-cap holdings. Amazingly, this trend was so extreme by the last quarter that only the top 100 stocks in the S&P 500 Index saw a price gain--meaning the other 400 had a negative return for the quarter. But despite this focus on large-caps, the Fund was able to identify several areas of profitability.

   The consumer discretionary sector was one of the Fund's largest sectors during the year and contained several standout holdings, including Burlington Coat Factory Warehouse Corp. and Brown Group, Inc. Both of these retail companies benefited from a surge in consumer spending, brought on by a strong economy and continued consumer confidence. Burlington Coat Factory Warehouse in particular did well during this period by also instituting a new strategic business plan to increase footage by 8-10% per year and remodel 40% of its stores within the next three years. This business plan, coupled with the supportive operating environment, caused the stock price to increase substantially in the first half of 1998.

   Another sector that performed well for the Fund this year was healthcare, with holdings such as Bergen Brunswig Corp. and Bindley-Western Industries, Inc. Bergen Brunswig saw its stock price rise after it announced a five year agreement to supply all pharmaceutical needs to Kaiser Permanente, the nation's largest non-profit health plan. This agreement represents an incremental increase in new business of approximately 70% for Bergen Brunswig in the first year alone. The company also made a number of acquisitions this year, which added to its diversified product offerings and improved its long-term prospects.

   The Fund found less support from its technology holdings this year. Technology in general was indirectly hurt by the Asian currency crisis, which flooded the market with lower-priced products. So, while the Fund did not have a large technology exposure, almost all of its holdings suffered. For example, Innovex, the leading lead wire assembler for the disk drive industry, and Cohu, a manufacturer of semiconductor testing apparatuses, both had pristine balance sheets with virtually no long-term debt, yet both saw severe stock price drops as part of the broader PC industry correction.

   Looking ahead, the Fund manager presently believes the portfolio's defensive posture leaves it well-positioned for the current environment. But, the manager is optimistic that investors will be shifting their focus back to small-cap stocks when they recognize that these issues generally carry less exposure to Asia and more favorable P/E ratios.




                                         See page 36 for financial details.   19

June 30, 1998

PIMCO Opportunity Fund


OBJECTIVE

Capital appreciation; no consideration given to income.


PORTFOLIO

Primarily stocks of small-capitalization companies.


TOTAL NET ASSETS

$701 million


NUMBER OF SECURITIES IN THE PORTFOLIO

49 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus
Circle Investors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

              A Shares                    C Shares                       Lipper
              (INCEP. 2/24/84)            (INCEP. 2/24/84)  Russell      Cap. App.
                              Adjusted    Adjusted          2000 Index   Fund Avg.
--------------------------------------------------------------------------------------
1 year        13.9%            7.6%       12.0%             16.5%        22.1%
5 years       13.3%           12.0%       12.4%             16.0%        16.0%
10 years      19.0%           18.3%       18.1%             13.6%        14.2%
Inception     18.5%           18.1%       17.7%             --           --

Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                              OPPORTUNITY                OPPORTUNITY                RUSSELL 2000
CLASS                              A                          C                        INDEX
INCEPTION                       2/24/84                    2/24/84
=========                     ===========                ===========                ============
 02/29/84                        9,450.00                  10,000.00                   10,000.00
 03/31/84                        9,087.01                   9,609.51                   10,059.00
 04/30/84                        9,245.79                   9,771.41                   10,003.68
 05/31/84                        8,981.27                   9,485.70                    9,485.49
 06/30/84                        9,275.46                   9,790.49                    9,756.77
 07/31/84                        9,045.86                   9,541.88                    9,280.64
 08/31/84                       10,520.03                  11,090.72                   10,372.97
 09/30/84                       10,136.40                  10,679.51                   10,293.10
 10/31/84                       10,033.63                  10,564.33                   10,103.71
 11/30/84                        9,641.62                  10,145.22                    9,834.95
 12/31/84                       10,142.86                  10,666.04                    9,995.26
 01/31/85                       11,884.21                  12,489.65                   11,319.63
 02/28/85                       12,134.95                  12,746.01                   11,624.13
 03/31/85                       11,570.16                  12,144.77                   11,385.83
 04/30/85                       11,361.30                  11,918.06                   11,244.65
 05/31/85                       11,828.92                  12,401.10                   11,658.45
 06/30/85                       12,099.58                  12,677.08                   11,790.19
 07/31/85                       12,380.16                  12,962.87                   12,120.32
 08/31/85                       12,030.26                  12,588.33                   12,003.96
 09/30/85                       11,350.01                  11,868.78                   11,277.72
 10/31/85                       11,699.93                  12,227.03                   11,706.28
 11/30/85                       12,564.56                  13,122.99                   12,549.13
 12/31/85                       13,268.92                  13,850.24                   13,101.29
 01/31/86                       13,337.57                  13,913.58                   13,308.29
 02/28/86                       14,194.06                  14,799.07                   14,263.82
 03/31/86                       14,849.99                  15,473.65                   14,955.62
 04/30/86                       15,324.54                  15,958.55                   15,176.96
 05/31/86                       16,068.21                  16,722.63                   15,700.57
 06/30/86                       16,321.53                  16,975.91                   15,681.73
 07/31/86                       14,515.17                  15,086.17                   14,215.49
 08/31/86                       14,646.35                  15,212.85                   14,667.54
 09/30/86                       13,405.17                  13,914.26                   13,762.55
 10/31/86                       13,840.00                  14,356.56                   14,308.92
 11/30/86                       14,095.86                  14,613.18                   14,260.27
 12/31/86                       13,969.71                  14,473.14                   13,848.15
 01/31/87                       15,565.82                  16,117.52                   15,450.38
 02/28/87                       17,050.21                  17,645.34                   16,749.76
 03/31/87                       17,726.11                  18,333.47                   17,200.33
 04/30/87                       17,285.97                  17,866.90                   16,703.24
 05/31/87                       17,105.16                  17,668.60                   16,649.79
 06/30/87                       17,397.99                  17,960.27                   17,075.69
 07/31/87                       18,053.16                  18,625.01                   17,607.26
 08/31/87                       19,036.64                  19,627.86                   18,124.73
 09/30/87                       18,935.25                  19,511.33                   17,790.70
 10/31/87                       14,011.10                  14,426.52                   12,344.07
 11/30/87                       13,170.18                  13,551.87                   11,681.69
 12/31/87                       14,975.10                  15,400.15                   12,620.67
 01/31/88                       14,882.62                  15,295.19                   13,169.16
 02/29/88                       16,044.16                  16,479.78                   14,354.12
 03/31/88                       16,682.06                  17,124.62                   15,027.76
 04/30/88                       17,159.79                  17,604.54                   15,368.29
 05/31/88                       16,512.90                  16,929.77                   14,951.19
 06/30/88                       18,102.63                  18,549.28                   16,018.26
 07/31/88                       17,206.69                  17,619.62                   15,864.80
 08/31/88                       16,734.44                  17,124.71                   15,458.82
 09/30/88                       17,360.34                  17,754.57                   15,867.40
 10/31/88                       16,931.50                  17,304.62                   15,691.11
 11/30/88                       16,633.80                  16,989.69                   15,168.44
 12/31/88                       17,202.22                  17,559.46                   15,762.44
 01/31/89                       18,182.59                  18,549.12                   16,465.29
 02/28/89                       17,972.64                  18,324.25                   16,586.47
 03/31/89                       18,704.83                  19,059.00                   16,976.75
 04/30/89                       20,026.14                  20,393.53                   17,716.94
 05/31/89                       21,452.66                  21,832.95                   18,478.94
 06/30/89                       20,729.38                  21,083.09                   18,057.62
 07/31/89                       22,378.88                  22,747.63                   18,760.25
 08/31/89                       23,101.25                  23,467.54                   19,216.87
 09/30/89                       23,307.38                  23,662.56                   19,276.83
 10/31/89                       21,948.58                  22,267.86                   18,134.29
 11/30/89                       22,405.53                  22,717.70                   18,249.99
 12/31/89                       22,641.06                  22,942.37                   18,322.80
 01/31/90                       20,588.06                  20,847.58                   16,722.49
 02/28/90                       21,250.66                  21,506.38                   17,241.39
 03/31/90                       22,132.50                  22,385.00                   17,917.60
 04/30/90                       21,661.70                  21,895.15                   17,332.05
 05/31/90                       23,681.00                  23,922.33                   18,559.68
 06/30/90                       24,180.65                  24,412.10                   18,608.67
 07/31/90                       23,978.74                  24,192.41                   17,792.87
 08/31/90                       21,164.04                  21,337.18                   15,412.90
 09/30/90                       20,004.28                  20,154.71                   14,042.54
 10/31/90                       19,329.57                  19,461.97                   13,185.24
 11/30/90                       20,835.00                  20,965.65                   14,191.14
 12/31/90                       21,149.92                  21,257.44                   14,748.43
 01/31/91                       23,174.90                  23,276.97                   16,077.26
 02/28/91                       24,750.02                  24,843.74                   17,880.32
 03/31/91                       27,259.60                  27,350.72                   19,134.27
 04/30/91                       26,636.50                  26,724.09                   19,084.91
 05/31/91                       29,301.78                  29,405.40                   19,993.92
 06/30/91                       26,515.35                  26,585.15                   18,837.67
 07/31/91                       28,799.89                  28,865.92                   19,496.80
 08/31/91                       30,392.12                  30,450.43                   20,215.84
 09/30/91                       31,067.34                  31,112.27                   20,373.53
 10/31/91                       32,849.86                  32,870.89                   20,912.20
 11/30/91                       30,651.78                  30,659.70                   19,944.39
 12/31/91                       35,710.27                  35,731.70                   21,540.34
 01/31/92                       38,433.54                  38,415.37                   23,287.26
 02/29/92                       39,804.81                  39,757.06                   23,967.01
 03/31/92                       38,452.68                  38,396.02                   23,155.97
 04/30/92                       36,338.28                  36,248.99                   22,342.96
 05/31/92                       36,681.17                  36,574.83                   22,640.12
 06/30/92                       35,824.08                  35,693.12                   21,576.26
 07/31/92                       37,252.31                  37,073.52                   22,326.26
 08/31/92                       35,747.91                  35,558.92                   21,694.87
 09/30/92                       37,786.12                  37,571.44                   22,194.50
 10/31/92                       39,842.85                  39,583.88                   22,894.96
 11/30/92                       43,156.62                  42,842.47                   24,648.26
 12/31/92                       46,271.28                  45,900.48                   25,506.26
 01/31/93                       49,140.79                  48,711.42                   26,368.88
 02/28/93                       46,541.30                  46,133.27                   25,760.82
 03/31/93                       49,911.54                  49,428.71                   26,596.50
 04/30/93                       48,235.96                  47,742.70                   25,865.36
 05/31/93                       52,472.04                  51,929.78                   27,009.39
 06/30/93                       55,244.50                  54,623.64                   27,177.11
 07/31/93                       57,227.28                  56,542.40                   27,552.43
 08/31/93                       61,096.94                  60,342.00                   28,742.14
 09/30/93                       64,370.51                  63,520.27                   29,553.25
 10/31/93                       63,965.62                  63,094.43                   30,314.24
 11/30/93                       60,653.03                  59,799.26                   29,326.60
 12/31/93                       63,452.17                  62,499.32                   30,328.70
 01/31/94                       65,907.26                  64,890.41                   31,278.89
 02/28/94                       64,326.87                  63,295.80                   31,165.35
 03/31/94                       59,376.34                  58,366.45                   29,523.87
 04/30/94                       59,418.73                  58,386.82                   29,698.95
 05/31/94                       56,318.80                  55,302.13                   29,364.84
 06/30/94                       51,429.31                  50,455.50                   28,374.07
 07/31/94                       54,570.72                  53,518.45                   28,840.54
 08/31/94                       58,835.26                  57,650.93                   30,446.95
 09/30/94                       60,063.27                  58,825.63                   30,343.74
 10/31/94                       63,204.69                  61,867.03                   30,221.15
 11/30/94                       59,812.81                  58,510.75                   28,999.91
 12/31/94                       60,894.59                  59,538.02                   29,776.24
 01/31/95                       58,942.19                  57,566.24                   29,400.17
 02/28/95                       62,205.52                  60,728.76                   30,624.10
 03/31/95                       65,383.17                  63,805.15                   31,148.99
 04/30/95                       67,272.22                  65,603.69                   31,841.12
 05/31/95                       68,624.32                  66,860.07                   32,388.47
 06/30/95                       75,041.66                  73,077.19                   34,068.79
 07/31/95                       82,124.76                  79,944.54                   36,031.15
 08/31/95                       81,223.36                  79,012.15                   36,776.63
 09/30/95                       83,884.81                  81,547.57                   37,433.46
 10/31/95                       81,181.70                  78,859.68                   35,759.44
 11/30/95                       84,916.55                  82,435.81                   37,261.69
 12/31/95                       86,816.56                  84,260.61                   38,244.66
 01/31/96                       82,750.42                  80,227.05                   38,203.35
 02/29/96                       86,630.09                  83,964.67                   39,394.15
 03/31/96                       90,138.26                  87,323.09                   40,195.82
 04/30/96                       99,172.91                  95,988.51                   42,345.09
 05/31/96                      105,868.37                 102,406.69                   44,013.91
 06/30/96                      100,020.62                  96,693.21                   42,206.70
 07/31/96                       87,822.01                  84,859.32                   38,520.37
 08/31/96                       92,338.78                  89,164.23                   40,756.86
 09/30/96                       99,274.25                  95,796.62                   42,349.64
 10/31/96                       93,137.42                  89,814.12                   41,697.03
 11/30/96                       93,776.25                  90,356.51                   43,414.95
 12/31/96                       97,592.56                  93,989.84                   44,552.85
 01/31/97                       94,018.04                  90,471.70                   45,443.02
 02/28/97                       84,524.10                  81,311.44                   44,341.03
 03/31/97                       77,712.22                  74,685.37                   42,248.57
 04/30/97                       76,017.16                  73,005.55                   42,366.45
 05/31/97                       87,238.96                  83,752.62                   47,079.71
 06/30/97                       90,476.58                  86,795.61                   49,097.55
 07/31/97                       93,591.32                  89,743.71                   51,382.06
 08/31/97                       97,382.80                  93,293.61                   52,558.71
 09/30/97                      104,597.70                 100,172.71                   56,406.01
 10/31/97                       96,673.59                  92,502.48                   53,929.78
 11/30/97                       93,067.56                  89,015.32                   53,579.24
 12/31/97                       93,657.71                  89,526.27                   54,516.88
 01/31/98                       92,078.26                  87,928.68                   53,655.51
 02/28/98                      101,581.20                  96,970.12                   57,626.02
 03/31/98                      105,198.71                 100,335.56                   60,000.21
 04/30/98                      104,706.17                  99,824.75                   60,332.01
 05/31/98                       98,523.69                  93,875.80                   57,080.11
 06/30/98                      103,029.47                  98,091.29                   57,199.98

*The adjusted returns above include the effect of paying the applicable sales charges. Class A shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the bases of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 18.1% and 17.6%, respectively. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Veritas DGC, Inc.                                                           5.7%
Seismic data services
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     3.6%
Network data storage devices
--------------------------------------------------------------------------------
The Men's Wearhouse, Inc.                                                   3.5%
Off-price men's apparel stores
--------------------------------------------------------------------------------
Winstar Communications, Inc.                                                3.5%
Telecommunication and information services
--------------------------------------------------------------------------------
Linens'n Things, Inc.                                                       3.5%
Retail home accessories
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                           3.3%
Computer software
--------------------------------------------------------------------------------
Wind River Systems                                                          3.3%
Software development systems
--------------------------------------------------------------------------------
Golden State Bancorp, Inc.                                                  3.2%
Savings bank
--------------------------------------------------------------------------------
Windmere Durable Holdings                                                   3.0%
Electrical appliance manufacturer
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                                                    3.0%
Natural food supermarket
--------------------------------------------------------------------------------
Top Ten Total                                                              35.6%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 27.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     16.3%
--------------------------------------------------------------------------------
Building                                                                    9.0%
--------------------------------------------------------------------------------
Energy                                                                      8.6%
--------------------------------------------------------------------------------
Financial & Business Services                                               7.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The PIMCO Opportunity Fund posted positive results for the year ended June 30, 1998, with returns of 13.9% for Class A shares and 12.0% for Class C shares. While these returns miss beating the Fund's benchmark for the year, it is worth noting that during the last six months the Fund's return was more than double that of the Index.

   The Fund's manager attributes the Fund's more recent success to strategic moves made at the end of 1997 and the beginning of 1998. It was during this time that the Fund began divesting itself of companies dependent on the Asian markets for success. In reinvesting these assets, the Fund selected companies benefiting from the strong domestic economy. As a result, the Fund increased its holdings in the consumer discretionary sector--a sector that proved to be a top performer for the Fund during the year.

   One example of a success in the consumer discretionary sector was The Men's Wear-house, Inc., one of the country's largest retailers of men's tailored business attire. The Men's Wearhouse produced improving results during the year as a result of aggressive expansion. The company expanded its product line by offering casual clothes to meet the increasing demand for dress-down workplace attire. In addition, the company added lower-end men's fashions through 28 value priced clothing stores. The Men's Wearhouse also expanded by opening 37 stores, several of which were in four new states. The net effect of these expansion efforts was a 50% increase in the stock price in the first half of 1998.

   Another winner for the Fund in the consumer discretionary sector was Linens 'n Things, Inc., a home accessories retailer. As would be expected, Linens 'n Things, benefited from the continuing strong economy and increased consumer spending. The company surprised some observers, however, by achieving additional growth by taking market share from lower-end competitors such as Bradlee's and K-Mart, and from several higher-end department stores.

   One disappointment for the Fund this year was Computer Learning Centers, a provider of computer-related education and training. The company's stock had been rising until several minor student complaints prompted an Illinois Attorney General's Office investigation and subsequent lawsuit. This negative publicity caused the stock's price to drop in the second quarter of 1998. Computer Learning Centers recently settled this lawsuit, however, and, as the company's fundamentals remain strong, the Fund's manager believes that the stock price could rebound.

   Looking ahead, the manager of the Opportunity Fund presently intends to maintain the Fund's current focus, avoiding companies with connections in Asia. In pursuing continued success for the Fund, the manager remains committed to its proven strategy of investing in small-cap companies that are surprising the market with better than expected results.

See page 38 for financial details.

June 30, 1998

PIMCO International Developed Fund

OBJECTIVE

Long-term growth of capital.

PORTFOLIO

Primarily international equity securities (developed markets).


TOTAL NET ASSETS

$139 million


NUMBER OF SECURITIES
IN THE
PORTFOLIO

164 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management



--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return   For periods ended 6/30/98

              A Shares                           B Shares                     C Shares           MSCI           Lipper
              (INCEP.6/8/93 )                    (INCEP. 6/8/93)              (INCEP. 6/8/93)    EAFE           International
                               Adjusted                          Adjusted     Adjusted           Index          Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
1 year        15.5%             9.1%             14.3%            9.3%        13.4%               6.4%           8.2%
3 years       14.3%            12.1%             13.4%           12.6%        13.4%              11.0%          12.8%
5 years       12.6%            11.3%             11.8%           11.5%        11.8%              10.3%          12.2%
Inception     11.7%            10.5%             10.9%           10.7%        10.9%               --             --



Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                INTERNATIONAL   INTERNATIONAL   INTERNATIONAL        MSCI
                  DEVELOPED       DEVELOPED       DEVELOPED          EAFE
CLASS                 A               B               C              INDEX
INCEPTION          6/8/93          6/8/93          6/8/93
=========       =============   =============   =============    ============
06/30/93             9,450.00       10,000.00       10,000.00       10,000.00
07/31/93             9,827.92       10,393.48       10,393.48       10,352.35
08/31/93            10,498.61       11,096.25       11,096.25       10,913.55
09/30/93            10,241.23       10,817.36       10,817.36       10,670.29
10/31/93            10,482.33       11,065.19       11,065.19       11,001.46
11/30/93             9,615.95       10,143.85       10,143.85       10,042.12
12/31/93            10,335.52       10,896.52       10,896.52       10,769.51
01/31/94            11,237.56       11,840.64       11,840.64       11,682.35
02/28/94            11,155.45       11,747.31       11,747.31       11,652.40
03/31/94            10,767.95       11,331.83       11,331.83       11,153.00
04/30/94            11,226.64       11,807.45       11,807.45       11,628.69
05/31/94            11,183.45       11,754.49       11,754.49       11,564.41
06/30/94            11,337.13       11,908.69       11,908.69       11,730.43
07/31/94            11,569.08       12,144.70       12,144.70       11,845.86
08/31/94            11,702.65       12,277.26       12,277.26       12,128.91
09/30/94            11,306.02       11,853.53       11,853.53       11,749.56
10/31/94            11,663.00       12,220.18       12,220.18       12,143.56
11/30/94            11,020.03       11,538.87       11,538.87       11,562.61
12/31/94            11,020.17       11,531.75       11,531.75       11,637.74
01/31/95            10,658.71       11,146.06       11,146.06       11,193.39
02/28/95            10,777.96       11,264.43       11,264.43       11,164.18
03/31/95            11,377.07       11,883.33       11,883.33       11,863.61
04/30/95            11,781.81       12,298.87       12,298.87       12,312.98
05/31/95            11,675.67       12,180.33       12,180.33       12,169.36
06/30/95            11,467.69       11,955.84       11,955.84       11,959.18
07/31/95            12,279.95       12,795.07       12,795.07       12,706.99
08/31/95            12,214.65       12,718.87       12,718.87       12,225.35
09/30/95            12,394.11       12,897.97       12,897.97       12,467.29
10/31/95            12,057.00       12,538.96       12,538.96       12,135.35
11/30/95            12,484.40       12,975.78       12,975.78       12,476.18
12/31/95            12,857.06       13,354.83       13,354.83       12,982.09
01/31/96            12,971.66       13,465.30       13,465.30       13,038.43
02/29/96            12,978.31       13,464.16       13,464.16       13,085.76
03/31/96            13,244.02       13,731.29       13,731.29       13,366.97
04/30/96            13,758.13       14,255.82       14,255.82       13,758.89
05/31/96            13,461.95       13,939.73       13,939.73       13,509.03
06/30/96            13,533.02       14,004.72       14,004.72       13,588.33
07/31/96            13,053.62       13,499.71       13,499.71       13,194.54
08/31/96            13,027.51       13,464.23       13,464.23       13,226.87
09/30/96            13,346.75       13,785.92       13,785.92       13,581.61
10/31/96            13,245.21       13,672.22       13,672.22       13,446.07
11/30/96            13,682.65       14,115.41       14,115.41       13,984.45
12/31/96            13,551.88       13,971.39       13,971.39       13,807.96
01/31/97            13,130.12       13,531.88       13,531.88       13,327.86
02/28/97            13,345.32       13,753.67       13,753.67       13,549.10
03/31/97            13,356.71       13,753.72       13,753.72       13,601.54
04/30/97            13,526.70       13,928.92       13,928.92       13,677.03
05/31/97            14,172.44       14,594.37       14,594.37       14,570.41
06/30/97            14,818.17       15,248.20       15,248.20       15,377.17
07/31/97            15,169.45       15,586.86       15,598.52       15,629.05
08/31/97            13,753.42       14,127.35       14,127.35       14,464.69
09/30/97            14,535.06       14,933.04       14,933.03       15,277.60
10/31/97            13,674.01       14,034.01       14,034.00       14,107.34
11/30/97            13,549.38       13,905.62       13,905.62       13,966.26
12/31/97            13,753.41       14,090.62       14,088.40       14,091.96
01/31/98            14,425.47       14,768.64       14,766.30       14,740.19
02/28/98            15,361.62       15,717.79       15,727.63       15,689.46
03/31/98            16,357.73       16,716.24       16,713.71       16,175.83
04/30/98            16,597.85       16,938.07       16,947.83       16,306.86
05/31/98            16,921.99       17,246.21       17,255.91       16,231.84
06/30/98            17,114.02       17,331.21       17,440.89       16,358.45

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/8/93), adjusted for retail class fees and expenses. Past performance is not an indication of future results.
See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                      % of Total
Selected Countries                                                  Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ "A"                                                       2.4%
--------------------------------------------------------------------------------
Germany/SAP AG-Vorzug                                                       1.7%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch Petroleum Co.                                       1.5%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                     1.3%
--------------------------------------------------------------------------------
Italy/ENI SpA                                                               1.3%
--------------------------------------------------------------------------------
Germany/Mannesmann AG                                                       1.2%
--------------------------------------------------------------------------------
France/Elf Aquitaine SA                                                     1.2%
--------------------------------------------------------------------------------
Germany/Bayer AG                                                            1.2%
--------------------------------------------------------------------------------
France/Lafarge SA                                                           1.2%
--------------------------------------------------------------------------------
Spain/Telefonica de Espana                                                  1.1%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
France                                                                     15.3%
--------------------------------------------------------------------------------
Germany                                                                    13.2%
--------------------------------------------------------------------------------
United Kingdom                                                             10.9%
--------------------------------------------------------------------------------
Japan                                                                      10.5%
--------------------------------------------------------------------------------
Italy                                                                       8.2%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:  Europe                                                               77%
--------------------------------------------------------------------------------
        Japan                                                                10%
--------------------------------------------------------------------------------
        Pacific/Far East                                                      1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 88%
--------------------------------------------------------------------------------
Cash Equivalents                                                             12%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The International Developed Fund posted excellent results for the twelve-month period ended June 30, 1998, with returns of 15.5%, 14.3% and 13.4% for Class A, B and C shares, respectively. These results significantly outperformed the 6.4% return of the MSCI EAFE Index, the Fund's benchmark.
   The Fund's year-long strategy of over-weighting continental Europe at the expense of the United Kingdom and Asia proved to be a major contributor to this strong 12-month performance. The Fund's success in Europe was due to a combination of positive macro-economic forces and corporate-specific success. Europe also offered the Fund one of the few relatively safe havens within the present global turmoil, and as a result holds a significant portion of the Fund's assets.
   Stock-specific performance was especially strong within Europe, where the Fund realized significant contributions from selected holdings in France, Italy and Finland. In France, for example, the Fund was supported by results from Banque National de Paris (BNP), a French bank. A generally strong economy and lower interest rates drove an increase in both consumer and corporate lending, which in turn led to better-than-expected earnings reports from many banks. BNP was a stand-out even among these many good performers, however, thanks to a restructuring plan aimed at increasing interest income and improving cost efficiency.
   While the Fund saw generally good performance from its Italian stocks, returns from Italian banks were so impressive that they have begun to attract speculative interest from other European banks intent on broadening their reach. One particularly successful Italian bank for the Fund was Banca Commerciale Italiana, which saw its stock price more than double during the year ended June 30, 1998 (in local currency terms).
   Notably absent from the Fund's European investments was the United Kingdom. The UK had been enjoying its own private boom for several years, but numerous factors have converged to change the investment environment. Specifically, the Fund's manager has become concerned over the increasingly strong British Pound hurting domestic manufacturers dependent on exporting, and the UK's traditional trading links with Asia depressing corporate earnings in many sectors. As a result, the International Developed Fund has taken a very cautious approach to investing in this region, ending the period with a UK weighting of only 11% versus the benchmark weighting of 22%.
   Troubles in the Asian markets continued to keep the Fund's manager largely out of this region as well. A recovery in Japan is essential for all of the Asian economies, yet the manager harbors doubts about the Japanese government's ability to stimulate its economy out of recession. Overall, the Fund's manager believes more economic disappointments are in the pipeline from this area, and that it is not yet prudent to reinvest in any significant way.

   Going forward, the Fund's manager currently intends to continue its strategy of overweighting Europe and underweighting Asia and the United Kingdom. More specifically, the Fund has begun taking profits in some of its European bank holdings and reinvesting in more cyclical sectors.


See page 39 for financial details.

June 30, 1998

PIMCO International Fund

OBJECTIVE

Capital appreciation; income is incidental.

PORTFOLIO

Primarily stocks of foreign (non-U.S.) companies.

TOTAL NET ASSETS

$154 million

NUMBER OF SECURITIES
IN THE
PORTFOLIO

222 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

              A Shares                        B Shares                          C Shares          MSCI           Lipper
              (INCEP. 8/25/86)                (INCEP. 8/25/86)                  (INCEP. 8/25/86)  World          International
                               Adjusted                       Adjusted          Adjusted          ex-USA Index   Fund Avg.
--------------------------------------------------------------------------------------------------------------------------------
1 year        10.0%            3.9%            9.2%            4.2%              8.2%             6.6%              8.2%
5 years        8.6%            7.4%            7.8%            7.5%              7.8%            10.5%             12.2%
10 years       8.4%            7.8%            7.6%            7.6%              7.6%             7.2%             10.2%
Inception      8.4%            7.9%            7.6%            7.6%              7.6%             --               --



Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                INTERNATIONAL   INTERNATIONAL   INTERNATIONAL     EAFE

CLASS                 A               B               C          INDEX
INCEPTION             8/25/86         8/25/86         8/25/86
=============================================   =============   =========
08/31/86             9,450.00       10,000.00       10,000.00   10,000.00
09/30/86             9,163.20        9,690.30        9,690.30    9,897.00
10/31/86             8,847.81        9,350.65        9,350.65    9,235.88
11/30/86             9,306.95        9,830.21        9,830.21    9,767.87
12/31/86             9,388.58        9,910.13        9,910.13   10,285.56
01/31/87            10,331.51       10,899.09       10,899.10   11,377.89
02/28/87            10,858.25       11,448.54       11,448.55   11,719.23
03/31/87            11,272.63       11,878.10       11,878.11   12,680.20
04/30/87            11,677.75       12,297.63       12,297.65   14,021.77
05/31/87            11,742.13       12,357.61       12,357.62   14,021.77
06/30/87            11,493.05       12,087.92       12,087.93   13,577.56
07/31/87            11,709.24       12,307.75       12,307.76   13,556.24
08/31/87            12,286.95       12,907.17       12,907.18   14,575.54
09/30/87            12,246.99       12,857.16       12,857.17   14,348.74
10/31/87             9,437.14        9,900.10        9,900.11   12,340.92
11/30/87             9,223.90        9,670.31        9,670.32   12,465.32
12/31/87            10,018.06       10,496.75       10,496.76   12,838.53
01/31/88             9,804.30       10,266.22       10,266.23   13,070.65
02/29/88            10,324.07       10,804.26       10,804.27   13,945.21
03/31/88            10,571.84       11,056.80       11,056.81   14,805.35
04/30/88            10,756.88       11,243.47       11,243.48   15,023.28
05/31/88            10,616.68       11,089.72       11,089.73   14,545.09
06/30/88            10,917.49       11,397.18       11,397.19   14,164.74
07/31/88            10,808.70       11,276.39       11,276.40   14,612.06
08/31/88            10,205.21       10,639.55       10,639.56   13,664.91
09/30/88            10,611.72       11,056.77       11,056.78   14,264.66
10/31/88            10,903.01       11,353.25       11,353.26   15,488.57
11/30/88            10,962.52       11,408.18       11,408.19   16,414.47
12/31/88            11,159.39       11,605.77       11,605.78   16,508.86
01/31/89            11,652.24       12,110.79       12,110.80   16,802.72
02/28/89            11,500.41       11,946.12       11,946.13   16,892.27
03/31/89            11,645.17       12,088.89       12,088.90   16,564.06
04/30/89            12,244.63       12,703.83       12,703.84   16,720.92
05/31/89            12,622.97       13,088.07       13,088.08   15,814.14
06/30/89            12,365.99       12,813.62       12,813.63   15,551.47
07/31/89            13,698.42       14,186.15       14,186.17   17,507.53
08/31/89            13,792.02       14,273.92       14,273.94   16,723.37
09/30/89            14,150.69       14,636.25       14,636.27   17,488.30
10/31/89            13,703.16       14,164.16       14,164.17   16,789.12
11/30/89            14,126.00       14,592.32       14,592.33   17,636.46
12/31/89            14,446.89       14,914.46       14,914.47   18,291.48
01/31/90            13,756.46       14,192.16       14,192.18   17,614.51
02/28/90            13,414.40       13,831.10       13,831.11   16,388.90
03/31/90            13,096.09       13,494.02       13,494.03   14,684.94
04/30/90            12,963.97       13,349.57       13,349.58   14,572.31
05/31/90            14,129.52       14,541.23       14,541.24   16,239.53
06/30/90            14,430.67       14,842.09       14,842.10   16,100.35
07/31/90            14,849.55       15,263.40       15,263.41   16,331.23
08/31/90            13,254.58       13,614.22       13,614.23   14,749.72
09/30/90            11,774.39       12,085.44       12,085.45   12,698.47
10/31/90            12,684.91       13,012.37       13,012.38   14,681.21
11/30/90            12,387.67       12,699.40       12,699.42   13,819.43
12/31/90            12,301.08       12,602.48       12,602.49   14,048.69
01/31/91            12,614.70       12,915.83       12,915.84   14,507.10
02/28/91            13,612.93       13,937.63       13,937.64   16,066.47
03/31/91            13,240.37       13,542.57       13,542.58   15,105.85
04/30/91            13,227.13       13,515.37       13,515.38   15,258.57
05/31/91            13,466.70       13,760.56       13,760.57   15,422.30
06/30/91            12,881.17       13,147.48       13,147.49   14,293.08
07/31/91            13,599.77       13,883.20       13,883.21   14,999.15
08/31/91            13,852.55       14,114.76       14,114.77   14,698.27
09/30/91            14,025.47       14,291.86       14,291.87   15,531.08
10/31/91            14,238.43       14,496.24       14,496.26   15,755.19
11/30/91            13,479.95       13,719.67       13,719.68   15,023.83
12/31/91            14,840.21       15,112.50       15,112.51   15,804.47
01/31/92            14,677.74       14,946.11       14,946.13   15,471.47
02/29/92            14,474.65       14,724.22       14,724.24   14,921.92
03/31/92            13,878.81       14,100.33       14,100.34   13,940.96
04/30/92            13,946.51       14,169.59       14,169.60   14,010.80
05/31/92            14,325.58       14,530.02       14,530.03   14,952.89
06/30/92            13,797.51       13,989.33       13,989.34   14,248.61
07/31/92            13,865.15       14,044.78       14,044.80   13,888.54
08/31/92            13,851.57       14,030.96       14,030.98   14,764.36
09/30/92            13,594.35       13,753.64       13,753.65   14,477.50
10/31/92            13,905.84       14,058.60       14,058.61   13,722.48
11/30/92            14,068.33       14,211.07       14,211.08   13,855.83
12/31/92            14,100.63       14,229.24       14,229.25   13,931.69
01/31/93            14,129.79       14,259.14       14,259.15   13,934.10
02/28/93            14,319.18       14,438.30       14,438.32   14,359.17
03/31/93            15,455.34       15,573.12       15,573.14   15,614.98
04/30/93            16,445.93       16,573.46       16,573.48   17,101.17
05/31/93            16,708.15       16,827.27       16,827.29   17,466.52
06/30/93            16,212.88       16,319.59       16,319.61   17,198.04
07/31/93            16,795.51       16,886.91       16,886.92   17,804.01
08/31/93            17,815.13       17,902.15       17,902.17   18,769.17
09/30/93            17,727.70       17,797.67       17,797.69   18,350.80
10/31/93            18,164.63       18,215.83       18,215.85   18,920.36
11/30/93            17,348.80       17,394.59       17,394.60   17,270.48
12/31/93            18,957.54       18,998.80       18,991.86   18,521.45
01/31/94            19,863.22       19,896.93       19,889.67   20,091.35
02/28/94            19,491.97       19,516.33       19,509.20   20,039.83
03/31/94            18,185.46       18,191.87       18,185.22   19,180.97
04/30/94            18,675.44       18,679.01       18,672.19   19,999.07
05/31/94            18,779.29       18,755.22       18,748.37   19,888.52
06/30/94            18,437.75       18,420.35       18,413.62   20,174.04
07/31/94            19,031.48       18,983.70       18,976.76   20,372.55
08/31/94            19,565.89       19,516.40       19,509.27   20,859.35
09/30/94            19,180.03       19,120.57       19,113.58   20,206.93
10/31/94            19,491.68       19,409.86       19,402.77   20,884.53
11/30/94            18,229.73       18,146.24       18,139.61   19,885.42
12/31/94            17,545.61       17,444.72       17,438.35   20,014.63
01/31/95            16,545.65       16,449.75       16,443.74   19,250.43
02/28/95            16,288.05       16,185.43       16,179.52   19,200.19
03/31/95            17,060.74       16,947.20       16,941.01   20,403.08
04/30/95            17,742.57       17,600.19       17,593.76   21,175.91
05/31/95            17,818.32       17,677.88       17,655.89   20,928.91
06/30/95            17,575.88       17,429.17       17,407.19   20,567.45
07/31/95            18,666.81       18,501.95       18,479.66   21,853.53
08/31/95            18,272.91       18,097.80       18,075.51   21,025.20
09/30/95            18,469.94       18,268.89       18,262.12   21,441.29
10/31/95            17,742.56       17,553.61       17,531.56   20,870.41
11/30/95            18,106.18       17,895.68       17,888.94   21,456.58
12/31/95            18,681.93       18,455.40       18,448.46   22,326.64
01/31/96            19,348.60       19,108.41       19,085.68   22,423.54
02/29/96            19,257.80       18,999.59       18,976.84   22,504.94
03/31/96            19,591.09       19,326.07       19,303.20   22,988.57
04/30/96            20,348.80       20,056.95       20,033.60   23,662.59
05/31/96            20,045.72       19,761.43       19,738.42   23,232.88
06/30/96            20,227.60       19,916.85       19,893.80   23,369.26
07/31/96            19,242.63       18,937.34       18,914.65   22,692.02
08/31/96            19,378.97       19,061.78       19,038.92   22,747.61
09/30/96            19,742.59       19,403.82       19,380.93   23,357.70
10/31/96            19,515.32       19,155.01       19,132.16   23,124.59
11/30/96            19,985.09       19,621.49       19,598.47   24,050.50
12/31/96            19,915.18       19,533.55       19,510.81   23,746.99
01/31/97            20,118.14       19,710.03       19,687.34   22,921.30
02/28/97            20,414.98       19,998.88       19,976.25   23,301.80
03/31/97            20,165.04       19,742.12       19,719.46   23,391.97
04/30/97            20,227.43       19,790.31       19,767.59   23,521.80
05/31/97            21,289.55       20,817.54       20,794.52   25,058.24
06/30/97            22,273.73       21,764.53       21,741.04   26,445.72
07/31/97            22,648.53       22,117.55       22,094.12   26,878.90
08/31/97            20,633.74       20,143.36       20,120.67   24,876.42
09/30/97            21,992.59       21,443.38       21,420.39   26,274.48
10/31/97            20,149.55       19,645.65       19,623.21   24,261.85
11/30/97            19,899.53       19,388.76       19,366.46   24,019.23
12/31/97            20,440.02       19,894.81       19,872.61   24,235.41
01/31/98            20,713.45       20,159.57       20,137.35   25,350.23
02/28/98            22,183.15       21,571.89       21,549.16   26,982.79
03/31/98            23,806.85       23,142.99       23,119.88   27,819.26
04/30/98            24,507.72       23,813.91       23,790.56   28,044.59
05/31/98            24,439.37       23,743.30       23,702.32   27,915.59
06/30/98            24,490.62       23,760.82       23,737.57   28,133.33


*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had the Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 7.6% for both periods. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top Holdings in                                                      % of Total
Selected Countries                                                  Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ "A"                                                      3.8%
--------------------------------------------------------------------------------
Portugal/Portugal Telecom SA                                               1.7%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                              1.7%
--------------------------------------------------------------------------------
Italy/ENI SpA                                                              1.6%
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks PLC                                             1.5%
--------------------------------------------------------------------------------
France/PSA Peugeot Citroen                                                 1.3%
--------------------------------------------------------------------------------
France/Elf Aquitaine SA                                                    1.2%
--------------------------------------------------------------------------------
Switzerland/Novartis AG                                                    1.2%
--------------------------------------------------------------------------------
Portugal/EDP- Electricidade de                                             1.2%
Portugal SA
--------------------------------------------------------------------------------
France/VIVENDI                                                             1.1%
--------------------------------------------------------------------------------

Top 5 Countries                                          % of Total Investments
--------------------------------------------------------------------------------
France                                                                    16.4%
--------------------------------------------------------------------------------
Italy                                                                      9.1%
--------------------------------------------------------------------------------
Japan                                                                      8.5%
--------------------------------------------------------------------------------
Finland                                                                    8.2%
--------------------------------------------------------------------------------
Germany                                                                    7.9%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:  Europe                                                              77%
--------------------------------------------------------------------------------
        Latin America                                                       10%
--------------------------------------------------------------------------------
        Japan                                                                9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                96%
--------------------------------------------------------------------------------
Cash Equivalents                                                             4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Thanks to strong performance over the last six months, the International Fund was able to reverse its disappointing early results and end the year with returns that surpass both its benchmark and an average of funds with the same objective (as measured by the Lipper International Fund Average). For the year ended June 30, 1998, the Fund's Class A shares returned 10.0%, Class B shares returned 9.2% and class C shares returned 8.2%. By contrast, the MSCI World ex-US Index returned 6.6% and the Lipper Average returned 8.2% for the same 12-month period.
   Performance attribution was positive in all three of the Fund manager's main categories: country selection, currency impact and stock selection. Leading these categories was country selection and the Fund's year-long strategy of overweighting continental Europe at the expense of the United Kingdom and Asia. In particular, the manager believes the Fund's above-average allocation to selected European and Middle Eastern countries explains the strong relative performance.
   Europe (other than the United Kingdom) proved to be a lucrative market for the Fund during this period. For example, the Fund has realized significant benefits from the European recovery underway.
   There were several stock-specific successes in Italy and France--mostly in the finance sector, with banking in particular doing well. Both Italy and France enjoyed strong domestic economies and lower interest rates during this period, allowing banks to increase loans and report better-than-expected results. Two of these banks warranting mention by name were Fund holdings Banca Commerciale Italiana and Banque National de Paris.
   The Fund's greatest disappointments this year occurred during the first six months and were tied closely to investments in Asia. The combination of falling currencies, collapsing stock markets and fleeing investors meant most of the Fund's holdings in this area were hit hard. But the Fund was able to perform better during the last six months by dramatically trimming back holdings in Asia. Compared to its benchmark index, the fund took a cautionary approach to Asian investment during this later period, choosing to bypass what some managers were calling a "buying opportunity" in favor of protecting assets. This approach proved well-founded as the Asian markets overall saw further deterioration. In the last three months alone, in fact, Malaysia fell 46%, Singapore fell 33% and Hong Kong's market dropped by 27%.
   The Fund's manager will be looking for continued strength from the developed markets in Europe going forward. The current strategy for this region is to take advantage of rising share prices by withdrawing profits from Italy and Finland and investing the assets in Germany, which has lagged a bit behind its neighbors. The manager also expects the strength in these developed markets to insulate and even promote profits from some of the emerging markets, including Poland and Hungary. For Asia, the manager foresees more economic and profit disappointments before a serious turnaround, so investment will remain light.

22                                            See page 41 for financial details.

                          PIMCO Emerging Markets Fund

OBJECTIVE

Long-term growth of capital.

PORTFOLIO

Primarily common stock of companies located in emerging market countries.

TOTAL NET ASSETS

$28 million

NUMBER OF SECURITIES IN THE PORTFOLIO

162 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management



--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                    B Shares                   C Shares           MSCI     Lipper
           (INCEP. 6/1/93)             (INCEP. 6/1/93)            (INCEP. 6/1/93)    EMF      Emg. Mkts
                           Adjusted                   Adjusted    Adjusted           Index    Fund Avg.
-------------------------------------------------------------------------------------------------------
1 year    -27.4%           -31.4%      -27.9%         -31.5%      -28.6%             -39.1%   -31.9%
3 years    -4.9%            -6.7%       -5.6%          -6.5%       -5.6%              -9.3%    -4.5%
5 years     1.7%             0.6%        1.0%           0.6%        1.0%               0.4%    -0.7%
Inception   2.0%             0.8%        1.2%           1.1%        1.2%               --      --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                      EMERGING        EMERGING        EMERGING        MSCI
                       MARKETS         MARKETS         MARKETS    EMERGING MKTS
CLASS                     A               B               C           FREE
INCEPTION              6/1/93          6/1/93          6/1/93        INDEX
=========             =========       =========       =========   =============
05/31/93               9,450.00       10,000.00       10,000.00       10,000.00
06/30/93               9,588.68       10,140.93       10,140.93       10,296.33
07/31/93               9,878.21       10,440.64       10,440.64       10,568.49
08/31/93              10,847.52       11,458.63       11,458.63       11,460.90
09/30/93              11,051.69       11,667.24       11,667.24       11,880.00
10/31/93              11,842.69       12,494.97       12,494.97       12,945.96
11/30/93              12,726.82       13,419.97       13,419.97       13,518.84
12/31/93              14,753.17       15,548.36       15,548.36       15,753.27
01/31/94              15,695.19       16,531.41       16,531.41       16,040.08
02/28/94              15,260.86       16,064.44       16,064.44       15,754.74
03/31/94              14,075.03       14,805.99       14,805.99       14,328.99
04/30/94              13,670.51       14,371.36       14,371.36       14,042.42
05/31/94              14,328.97       15,054.36       15,054.36       14,523.04
06/30/94              13,602.86       14,282.31       14,282.31       14,122.73
07/31/94              14,368.13       15,076.63       15,076.63       15,000.73
08/31/94              15,990.03       16,768.99       16,768.99       16,862.67
09/30/94              16,510.61       17,304.74       17,304.74       17,054.29
10/31/94              16,086.33       16,849.31       16,849.31       16,746.49
11/30/94              15,302.41       16,018.02       16,018.02       15,875.56
12/31/94              13,550.68       14,174.10       14,174.10       14,600.91
01/31/95              11,742.10       12,273.23       12,273.23       13,047.50
02/28/95              11,154.46       11,651.98       11,651.98       12,712.85
03/31/95              10,976.49       11,458.62       11,458.62       12,793.40
04/30/95              11,536.09       12,035.80       12,035.80       13,367.75
05/31/95              12,054.18       12,568.60       12,568.60       14,078.79
06/30/95              12,132.02       12,642.19       12,642.19       14,121.02
07/31/95              12,332.54       12,843.05       12,843.05       14,437.37
08/31/95              12,103.45       12,596.14       12,596.14       14,096.61
09/30/95              12,027.86       12,509.69       12,509.69       14,030.46
10/31/95              11,578.08       12,033.85       12,033.85       13,494.43
11/30/95              11,286.58       11,723.54       11,723.54       13,254.25
12/31/95              11,804.20       12,253.64       12,253.64       13,842.76
01/31/96              12,789.04       13,268.26       13,268.26       14,826.94
02/29/96              12,445.16       12,903.60       12,903.60       14,591.14
03/31/96              12,574.68       13,029.70       13,029.70       14,704.89
04/30/96              12,992.46       13,454.59       13,454.59       15,293.16
05/31/96              12,957.17       13,409.52       13,409.52       15,224.32
06/30/96              13,014.61       13,460.66       13,460.66       15,318.79
07/31/96              11,920.51       12,320.53       12,320.53       14,272.60
08/31/96              12,296.77       12,701.47       12,701.47       14,638.01
09/30/96              12,446.83       12,848.61       12,848.61       14,765.43
10/31/96              11,990.62       12,369.54       12,369.54       14,371.22
11/30/96              12,202.28       12,580.26       12,580.26       14,612.62
12/31/96              12,324.16       12,697.87       12,697.87       14,675.11
01/31/97              13,219.03       13,615.48       13,615.48       15,675.89
02/28/97              13,703.64       14,114.62       14,114.62       16,346.90
03/31/97              13,384.07       13,764.23       13,764.23       15,917.06
04/30/97              13,239.78       13,604.84       13,604.84       15,945.69
05/31/97              13,734.78       14,114.63       14,114.63       16,401.65
06/30/97              14,374.08       14,751.94       14,751.94       17,280.32
07/31/97              14,363.76       14,741.28       14,741.28       17,538.08
08/31/97              12,683.09       13,010.12       13,010.12       15,306.34
09/30/97              13,353.36       13,679.27       13,679.27       15,730.57
10/31/97              11,569.46       11,852.57       11,852.57       13,149.29
11/30/97              11,445.78       11,714.53       11,714.53       12,669.64
12/31/97              12,033.52       12,309.31       12,309.31       12,974.98
01/31/98              11,177.70       11,427.77       11,427.77       11,957.87
02/28/98              11,889.21       12,160.62       12,149.99       13,206.27
03/31/98              12,580.04       12,850.93       12,851.01       13,779.31
04/30/98              12,703.74       12,967.81       12,967.89       13,628.20
05/31/98              11,249.85       11,470.29       11,470.36       11,761.14
06/30/98              10,435.23       10,541.93       10,641.99       10,527.00

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/11/93), adjusted for retail class fees and expenses. Past performance is not an indication of future results.
See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                       % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt.                                               2.9%
--------------------------------------------------------------------------------
Argentina/YPF Sociedad Anonima-ADR                                          2.5%
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico-ADR                                              2.3%
--------------------------------------------------------------------------------
Turkey/Turkiye IS Bankasi "C"                                               2.2%
--------------------------------------------------------------------------------
Chile/Compania de                                                           2.2%
Telecomunicaciones de Chile SASP-ADR
--------------------------------------------------------------------------------
Brazil/Telecomunicacoes                                                     2.1%
Brasileiras-ADR
--------------------------------------------------------------------------------
Argentina/Telefonica de Argentina ADR                                       2.1%
--------------------------------------------------------------------------------
Peru/Telefonica del Peru SA "B"                                             2.1%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es Gazipare                                         2.0%
--------------------------------------------------------------------------------
Chile/Enersis SA SP-ADR                                                     1.9%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Israel                                                                     13.0%
--------------------------------------------------------------------------------
Turkey                                                                     11.5%
--------------------------------------------------------------------------------
Brazil                                                                      9.9%
--------------------------------------------------------------------------------
Chile                                                                       9.3%
--------------------------------------------------------------------------------
Mexico                                                                      9.1%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:  Latin America                                                        44%
--------------------------------------------------------------------------------
        Asia                                                                 29%
--------------------------------------------------------------------------------
        Europe                                                               21%
--------------------------------------------------------------------------------
        South Africa                                                          6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                100%
--------------------------------------------------------------------------------
Cash Equivalents                                                              0%
--------------------------------------------------------------------------------

================================================================================
 PORTFOLIO INSIGHTS
================================================================================

In an extremely difficult year for emerging market countries, the Fund posted negative absolute returns but strong relative results. For the twelve-month period ended June 30, 1998, the Fund's Class A shares fell 27.4%, Class B shares fell 27.9% and Class C shares fell 28.6%. In contrast, the MSCI Emerging Markets Free Index fell more than 40%.

   The collapse of the Asian markets during the last twelve months lead to a contagious sense of panic among emerging market investors. Rapidly selling off their holdings, these investors drove prices down even further. Despite this grim situation, the Fund's manager was able to protect portions of the Fund's assets through careful country selections.

   The emerging markets outside of Asia presented an erratic investment environment over the last twelve months. For example, the Fund realized solid contributions from investments in Greece, as well as Israel and Turkey. In Turkey, the Fund's finance-related holdings did particularly well, including Turkiye IS Bankasi (T IS). The Turkish economy flourished this year thanks to lower interest rates, a more stable government and the pursuit of a prudent fiscal policy. As the country's largest bank ,T IS did especially well, building upon the strong operating environment by expanding its liquidity and restructuring to take advantage of market opportunities.

   In contrast to these more successful European markets, the Fund saw disappointing results from Russian holdings. The Russian market seemed to offer promising opportunities earlier in the year, but actual 12-month market results were poor. Hindering the Russian market during this period were constant alarm about President Yeltsin's health, a shake-up in the government cabinet, corruption and a widespread disaffection with capitalism.

   Investments in the Asian markets were even more complicated. Financial and political mayhem continued throughout the year. While some managers saw this situation as a buying opportunity, the Emerging Markets Fund avoided any significant activity in the Asian emerging markets. Recognizing that they risk missing the inflection point when things do turn around in this region, the Fund's manager points out that the current strategy has spared the Fund some of the extreme volatility and losses associated with Asia this year. In addition, a stock market recovery, when it occurs, could be a drawn-out process offering many opportunities to profit.

   Looking ahead, the Fund's manager currently anticipates a settling period. The manager believes most investors who were looking to leave the emerging markets arena have gone, which should provide some degree of stability. In addition, the manager believes that self-interest and the availability of sophisticated economic management tools will enable Asia to avoid a full-scale depression. As a result, the manager believes the Emerging Markets Fund continues to represent a long-term opportunity for aggressive investors to diversify their portfolios.


                                          See page 44 for financial details.  23

June 30, 1998

PIMCO Innovation Fund


OBJECTIVE

Capital appreciation; no consideration given to income.


PORTFOLIO

Primarily technology-related stocks of companies of all sizes.


TOTAL NET ASSETS

$386 million


NUMBER OF SECURITIES IN THE PORTFOLIO

40 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Columbus
Circle Investors


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                   B Shares                   C Shares                   Lipper
           (INCEP. 12/22/94)          (INCEP. 12/22/94)          (INCEP. 12/22/94) S&P 500  Sc. & Tech.
                            Adjusted                   Adjusted  Adjusted          Index    Fund Avg.
-------------------------------------------------------------------------------------------------------
1 year     48.1%            40.0%     47.0%            42.0%     46.0%             30.2%    22.7%
3 years    27.7%            25.3%     26.7%            26.1%     26.7%             30.2%    17.1%
Inception  32.3%            30.2%     31.2%            30.8%     31.3%             --       --

Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

              INNOVATION    INNOVATION    INNOVATION     S&P 500
CLASS             A             B             C           INDEX
INCEPTION      12/22/94      12/22/94      12/22/94
=========     ==========    ==========    ==========    =========
12/31/94        9,450.00     10,000.00     10,000.00    10,000.00
01/31/95        9,374.21      9,909.78      9,909.78    10,259.30
02/28/95        9,970.74     10,541.01     10,541.01    10,659.10
03/31/95       10,273.77     10,851.63     10,851.63    10,973.66
04/30/95       10,718.82     11,312.53     11,312.53    11,296.83
05/31/95       10,974.45     11,573.05     11,573.05    11,748.36
06/30/95       12,186.43     12,845.58     12,845.58    12,021.28
07/31/95       13,322.68     14,037.93     14,037.93    12,419.90
08/31/95       13,635.11     14,358.66     14,348.63    12,451.08
09/30/95       13,956.96     14,689.38     14,679.21    12,976.51
10/31/95       13,786.61     14,499.04     14,498.78    12,930.19
11/30/95       14,165.30     14,889.93     14,889.66    13,497.82
12/31/95       13,733.41     14,432.75     14,422.45    13,757.79
01/31/96       13,549.34     14,227.56     14,227.61    14,226.10
02/29/96       14,208.44     14,914.82     14,914.87    14,357.98
03/31/96       14,092.17     14,781.51     14,781.56    14,496.25
04/30/96       15,594.48     16,340.64     16,340.69    14,709.92
05/31/96       16,864.02     17,664.00     17,664.06    15,089.29
06/30/96       16,175.82     16,925.43     16,925.49    15,146.78
07/31/96       13,878.80     14,525.08     14,514.88    14,477.60
08/31/96       14,721.91     15,386.64     15,386.71    14,782.93
09/30/96       16,728.19     17,479.32     17,479.40    15,614.91
10/31/96       16,611.76     17,335.57     17,335.65    16,045.57
11/30/96       17,609.99     18,371.73     18,371.82    17,258.46
12/31/96       16,974.41     17,698.92     17,699.00    16,916.57
01/31/97       17,908.19     18,656.20     18,656.29    17,973.51
02/28/97       15,883.53     16,533.44     16,533.52    18,114.43
03/31/97       14,841.62     15,441.01     15,441.09    17,370.10
04/30/97       15,077.46     15,680.22     15,680.30    18,407.10
05/31/97       16,974.42     17,636.35     17,636.43    19,527.72
06/30/97       17,131.72     17,792.41     17,782.09    20,402.57
07/31/97       19,667.46     20,414.62     20,404.24    22,026.00
08/31/97       19,195.67     19,915.04     19,904.64    20,792.10
09/30/97       20,620.74     21,371.88     21,371.77    21,930.89
10/31/97       19,293.67     19,987.82     19,987.72    21,198.39
11/30/97       19,205.06     19,883.68     19,883.58    22,179.67
12/31/97       18,506.70     19,143.81     19,132.64    22,560.49
01/31/98       19,238.11     19,885.94     19,886.02    22,810.01
02/28/98       21,599.64     22,312.00     22,301.02    24,455.07
03/31/98       22,414.60     23,142.68     23,142.95    25,707.41
04/30/98       24,034.28     24,793.47     24,793.76    25,966.03
05/31/98       22,508.48     23,209.39     23,198.58    25,519.67
06/30/98       25,371.54     25,845.35     26,134.13    26,556.28

*The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, restated to reflect the appropriate operating expenses for those shares. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
America Online, Inc.                                                        8.1%
Online service provider
--------------------------------------------------------------------------------
Federal Home Loan Bank Corp.                                                6.9%
Residential mortgage funds provider
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         5.9%
Computer network products
--------------------------------------------------------------------------------
Microsoft Corp.                                                             5.3%
Computer software
--------------------------------------------------------------------------------
Nokia Corp.-ADR                                                             4.8%
Telecommunications sys. & equipment
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   4.7%
Telecommunication systems software
--------------------------------------------------------------------------------
Yahoo, Inc.                                                                 4.0%
Internet navigational services
--------------------------------------------------------------------------------
Saville Systems-ADR                                                         3.5%
Telecommunication industry billing sys.
--------------------------------------------------------------------------------
Ascend Communications, Inc.                                                 3.2%
Network access products
--------------------------------------------------------------------------------
VISX, Inc.                                                                  3.0%
Vision correction systems manufacturer
--------------------------------------------------------------------------------
Top Ten Total                                                              49.4%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 71.3%
--------------------------------------------------------------------------------
Health Care                                                                12.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.5%
--------------------------------------------------------------------------------
Communications                                                              5.9%
--------------------------------------------------------------------------------
Financial & Business Services                                               1.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 92%
--------------------------------------------------------------------------------
Cash Equivalents                                                              8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Innovation Fund produced outstanding results for the year ended June 30, 1998. The Fund's Class A shares returned 48.1%, while Class B shares returned 47.0% and Class C shares returned 46.0%, all of which soundly beat the S&P 500 Index's 30.2% return and the Lipper Science and Technology Fund average of 22.7% for the same period.

   The Innovation Fund began 1998 with dramatically reduced investments in companies with Asian exposure, meaning operations in Asia or a dependence on Asian suppliers or clients. Instead, the Fund opted to focus on domestically-oriented technology stocks. Within this group, the Fund found particular success through investment in on-line service providers, including such holdings as Yahoo, Inc. and America Online, Inc. Yahoo enjoys strong brand awareness as the leading Internet search engine. Using this visibility along with increasing statistics on Internet users, Yahoo was able to generate new advertisers, greatly increasing company revenues.

   In the hardware sector of technology, the Fund realized positive results from Dell Computer Corp. Dell Computer dominates the personal computer direct sales markets. The company's success has been due in large part to its unique business process: manufacturing computers after ordered. This process has allowed the company to have very high inventory turnover figures, and great overhead cost control. So, while many PC companies suffered through an industry correction during the year, Dell Computer saw its profits and stock price soar.

   The Innovation Fund also benefited over this time period from its "non-traditional" technology holdings, such as VISX, a developer of proprietary technologies and systems for laser vision correction. The company's share price rose this year in response to growing demand for laser eye surgery and greater profit margins on these systems. The Fund's manager believes the demand for VISX's products should continue growing, and that the company is well-positioned to dominate the market.

   An area that did not perform up to expectations during this time was the Fund's semiconductor holdings. Though the prices of most semiconductor stocks rebounded in the first quarter of 1998, they fell in the second quarter when the Asian currency crisis reared its head again. The good news is that the Fund was underweighted in semiconductors throughout the first half of 1998, so the relative performance of the Fund was not hurt by the sector's poor showing.

   Looking ahead, the manager currently believes the Fund is well-positioned to avoid any additional disruptions from the Asian situation and is poised to benefit from the strong domestic economy. The manager is interested in expanding the Fund's exposure in the networking area and is currently watching this sector closely. The manager is also monitoring the inventory level in the PC industry, looking for positive fundamentals. In general, the Fund continues to look for innovative technology-related companies that will positively surprise the market.


                                              See page 46 for financial details.
24

PIMCO Precious Metals Fund


OBJECTIVE

Capital appreciation; no consideration given to income.


PORTFOLIO

Primarily stocks of companies that extract, process, distribute or market precious metals.


TOTAL NET ASSETS

$26 million


NUMBER OF SECURITIES IN THE PORTFOLIO

60 (not including short-term instruments)


MANAGER

Van Eck Associates
(an independent sub-advisor not owned by PIMCO Advisors L.P.)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

                  A Shares                     B Shares                     C Shares           Phil. Gold    Lipper
                  (INCEP. 10/10/88)            (INCEP. 10/10/88)            (INCEP. 10/10/88)  & Silver      Gold Oriented
                                    Adjusted                     Adjusted   Adjusted           Index         Fund Avg.
---------------------------------------------------------------------------------------------------------------------------
1 year            -39.6%            -43.0%     -40.5%            -43.5%     -41.3%             -25.0%        -35.0%
3 years           -22.4%            -23.9%     -23.1%            -23.9%     -23.2%             -15.8%        -17.6%
5 years           -13.9%            -14.9%     -14.7%            -15.0%     -14.7%              -9.2%        -11.2%
Inception          -5.9%             -6.5%      -6.7%             -6.7%      -6.7%                --            --

Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

               PRECIOUS        PRECIOUS       PRECIOUS       PHIL. GOLD &
                METALS          METALS         METALS        SILVER INDEX
CLASS              A              B              C
INCEPTION       10/10/88       10/10/88       10/10/88
========       =========      =========      =========       ===========
10/31/88        9,450.00      10,000.00      10,000.00         10,000.00
11/30/88        9,475.21      10,020.61      10,020.61         10,125.66
12/31/88        9,209.77       9,733.49       9,733.49          9,507.21
01/31/89        9,673.77      10,217.57      10,217.57          9,868.88
02/28/89        9,562.26      10,093.93      10,093.93         11,007.43
03/31/89        9,490.32      10,011.56      10,011.56         10,340.91
04/30/89        9,095.83       9,589.29       9,589.29          9,719.19
05/31/89        8,574.12       9,033.05       9,033.05          9,466.78
06/30/89        8,921.59       9,393.54       9,393.54         10,100.52
07/31/89        9,240.29       9,723.13       9,723.13         10,428.32
08/31/89        9,667.06      10,166.01      10,166.01         11,159.31
09/30/89        9,663.15      10,155.70      10,155.70         11,341.78
10/31/89        9,649.64      10,135.12      10,135.12         11,524.26
11/30/89       10,881.45      11,422.60      11,422.60         13,041.96
12/31/89       10,780.41      11,309.27      11,309.27         13,104.24
01/31/90       11,013.13      11,546.21      11,546.21         14,235.14
02/28/90       10,380.79      10,876.70      10,876.70         13,190.56
03/31/90        9,778.04      10,238.11      10,238.11         12,315.34
04/30/90        8,751.18       9,156.66       9,156.66         10,868.66
05/31/90        9,140.59       9,558.36       9,558.36         11,731.86
06/30/90        8,496.21       8,878.60       8,878.60         11,085.01
07/31/90        9,240.84       9,651.07       9,651.07         11,904.50
08/31/90        9,236.87       9,640.81       9,640.81         11,806.16
09/30/90        9,282.01       9,682.05       9,682.05         11,837.85
10/31/90        7,796.90       8,126.74       8,126.74          9,809.88
11/30/90        7,584.33       7,900.16       7,900.16          9,313.81
12/31/90        8,142.85       8,476.96       8,476.96         10,603.15
01/31/91        7,119.11       7,405.77       7,405.77          8,755.46
02/28/91        7,743.01       8,044.37       8,044.37          9,396.85
03/31/91        7,673.68       7,961.97       7,961.97          9,210.01
04/30/91        7,535.05       7,807.46       7,807.46          8,803.54
05/31/91        7,643.96       7,920.75       7,920.75          8,994.76
06/30/91        8,129.16       8,425.46       8,425.46          9,637.24
07/31/91        8,099.48       8,384.23       8,384.23          9,609.92
08/31/91        7,356.84       7,611.72       7,611.72          8,294.36
09/30/91        7,436.08       7,683.82       7,683.82          8,613.42
10/31/91        7,871.76       8,126.71       8,126.71          9,058.13
11/30/91        7,881.65       8,147.33       8,147.33          9,192.53
12/31/91        7,782.63       8,023.71       8,023.71          8,827.58
01/31/92        7,911.32       8,157.62       8,157.62          9,126.97
02/29/92        7,792.48       8,034.04       8,034.04          8,894.23
03/31/92        7,297.41       7,508.73       7,508.73          7,871.50
04/30/92        6,812.23       7,014.32       7,014.32          7,640.95
05/31/92        7,228.10       7,436.62       7,436.62          8,197.12
06/30/92        7,594.44       7,807.41       7,807.41          8,579.55
07/31/92        7,911.28       8,126.70       8,126.70          9,028.63
08/31/92        7,584.51       7,786.82       7,786.82          8,617.79
09/30/92        7,465.67       7,663.21       7,663.21          8,790.43
10/31/92        7,178.54       7,364.53       7,364.53          8,261.58
11/30/92        6,584.45       6,746.52       6,746.52          7,190.78
12/31/92        6,861.69       7,034.94       7,034.94          7,790.65
01/31/93        6,673.56       6,839.24       6,839.24          7,815.78
02/28/93        7,237.94       7,405.72       7,405.72          8,302.01
03/31/93        8,337.01       8,518.12       8,518.12          9,486.45
04/30/93        9,436.08       9,640.82       9,640.82         10,796.55
05/31/93       11,178.75      11,422.76      11,422.76         12,140.52
06/30/93       11,347.08      11,587.52      11,587.52         12,722.90
07/31/93       12,634.27      12,895.64      12,895.64         14,084.35
08/31/93       11,357.00      11,577.20      11,577.20         12,879.15
09/30/93       10,218.33      10,413.30      10,413.30         11,375.66
10/31/93       11,654.02      11,865.60      11,865.60         13,488.85
11/30/93       11,436.22      11,639.06      11,639.06         12,970.94
12/31/93       13,099.65      13,328.33      13,328.33         14,413.24
01/31/94       13,198.69      13,421.07      13,421.07         14,405.59
02/28/94       12,604.65      12,813.37      12,813.37         14,028.63
03/31/94       12,624.51      12,813.39      12,813.39         14,608.83
04/30/94       11,802.63      11,968.80      11,968.80         12,503.28
05/31/94       12,198.75      12,370.58      12,370.58         13,146.85
06/30/94       11,951.24      12,113.08      12,113.08         12,592.88
07/31/94       12,139.36      12,298.49      12,298.49         12,210.45
08/31/94       12,852.27      13,009.19      13,009.19         12,950.17
09/30/94       14,000.93      14,162.90      14,162.90         14,448.21
10/31/94       13,080.01      13,225.53      13,225.53         12,828.89
11/30/94       11,545.22      11,670.24      11,670.24         11,221.59
12/31/94       11,921.45      12,041.02      12,041.02         11,946.02
01/31/95       10,149.01      10,238.44      10,238.44         10,640.30
02/28/95       10,515.37      10,598.99      10,598.99         11,345.06
03/31/95       11,584.74      11,670.25      11,670.25         13,327.14
04/30/95       11,644.13      11,721.72      11,721.72         12,776.44
05/31/95       11,495.61      11,577.46      11,577.46         13,111.89
06/30/95       11,465.95      11,536.27      11,525.96         13,132.65
07/31/95       11,743.22      11,804.11      11,793.84         12,969.84
08/31/95       12,050.16      12,113.12      12,102.81         13,402.53
09/30/95       12,208.55      12,257.33      12,257.26         13,570.80
10/31/95       10,743.13      10,784.44      10,774.08         11,711.10
11/30/95       11,406.54      11,443.66      11,443.56         13,233.17
12/31/95       11,505.62      11,536.36      11,536.26         13,157.78
01/31/96       13,891.98      13,926.09      13,925.96         15,411.93
02/29/96       14,099.94      14,121.69      14,121.57         15,740.82
03/31/96       13,842.56      13,864.10      13,853.68         15,715.69
04/30/96       14,159.46      14,173.06      14,162.61         15,670.89
05/31/96       14,803.06      14,801.28      14,801.15         16,268.58
06/30/96       12,664.36      12,648.48      12,648.37         13,522.73
07/31/96       12,406.91      12,390.94      12,390.84         13,587.19
08/31/96       13,030.64      13,009.02      13,008.91         13,609.05
09/30/96       12,000.89      11,968.78      11,968.67         12,585.23
10/31/96       12,050.36      12,020.35      12,020.25         12,631.12
11/30/96       11,555.24      11,515.66      11,515.56         13,132.65
12/31/96       11,237.25      11,195.06      11,194.96         12,756.77
01/31/97       10,523.56      10,473.14      10,473.05         12,041.08
02/28/97       11,950.83      11,843.74      11,843.64         13,380.68
03/31/97       10,553.68      10,441.72      10,452.10         11,376.75
04/30/97        9,608.86       9,479.12       9,499.99         10,255.68
05/31/97        9,960.70       9,866.20       9,866.17         11,397.51
06/30/97        8,875.16       8,809.52       8,819.95         10,445.80
07/31/97        8,372.58       8,317.79       8,328.21         10,699.30
08/31/97        8,382.63       8,317.79       8,328.20         10,803.10
09/30/97        8,855.02       8,778.13       8,788.55         11,964.60
10/31/97        7,347.33       7,282.01       7,292.43          9,605.55
11/30/97        5,658.75       5,618.44       5,618.41          7,738.20
12/31/97        5,889.93       5,817.24       5,817.21          8,106.42
01/31/98        6,442.72       6,340.36       6,340.34          8,191.65
02/28/98        6,090.92       5,984.65       5,984.62          8,244.10
03/31/98        6,402.52       6,277.60       6,277.57          8,923.73
04/30/98        7,045.80       6,915.84       6,915.81          9,607.74
05/31/98        6,040.68       5,942.80       5,942.78          8,163.24
06/30/98        5,357.20       5,241.80       5,231.31          7,836.54

*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figure for the since inception period would have been lower, namely -6.7%. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Anglo American Gold                                                         6.9%
Investment Co. Limited-ADR
--------------------------------------------------------------------------------
Homestake Mining Co.                                                        5.8%
--------------------------------------------------------------------------------
Getchell Gold Corp.                                                         4.9%
--------------------------------------------------------------------------------
Placer Dome, Inc.                                                           4.1%
--------------------------------------------------------------------------------
Anglo American Gold Investment                                              3.8%
Co. Limited
--------------------------------------------------------------------------------
Stillwater Mining Co.                                                       3.8%
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                          3.6%
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        3.4%
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Limited                                          3.0%
--------------------------------------------------------------------------------
Battle Mountain Gold Co.                                                    2.9%
--------------------------------------------------------------------------------
Top Ten Total                                                              42.2%
--------------------------------------------------------------------------------

Regions                                                   % of Total Investments
--------------------------------------------------------------------------------
Stock:  Canada                                                               29%
--------------------------------------------------------------------------------
        South Africa                                                         23%
--------------------------------------------------------------------------------
        United States                                                        20%
--------------------------------------------------------------------------------
        Australia                                                             8%
--------------------------------------------------------------------------------
        Other                                                                 2%
--------------------------------------------------------------------------------

Investment Breakdown
--------------------------------------------------------------------------------
Common Stock                                                                 82%
--------------------------------------------------------------------------------
Cash Equivalents                                                             18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

Aside from a moderate recovery during the first four months of 1998, gold prices declined steadily over the twelve-month period ended June 30, 1998, from $333.95 to $296.95 per ounce. The Precious Metals Fund's large exposure to gold mining stocks (77% of the portfolio as of June 30, 1998), meant this price drop had a significant effect on the portfolio. For the 12-month period, the Fund's returns fell 39.6% for the Class A shares, 40.5% for the Class B shares, and 41.3% for the Class C shares.

   Gold prices began their decline in June, 1997. Since that time, gold has continually been hurt by the Asian crisis, which has driven investors to seek refuge in the U.S. dollar and the U.S. and European bond markets. In addition, the European Central Bank delayed announcing its gold reserves in May, raising uncertainties that further pushed the price of gold downward.

   Countering disappointments in gold mining stocks were strong performances from some of the Fund's other mining holdings. Stillwater Mining Co., for example, was a strong performer for the Fund during the year. Stillwater Mining is the only palladium and platinum producer in the United States. Demand for palladium has been growing, as the metal is used in catalytic converters--a device required in cars and trucks to reduce harmful emissions. In addition, Russia had been a leading supplier of palladium and platinum, but has recently decreased its output. To meet this growing need, Stillwater Mining announced plans to triple production over the next five years and develop a second mine in Montana.

   Additional positive news for the Fund came from Homestake Mining Co. Homestake completed its acquisition of Plutonic Resources Ltd., making Homestake the second largest gold producer in Australia. The acquisition creates a synergy as Homestake's underground mining expertise is combined with Plutonic's surface mining experience, foreshadowing tremendous growth potential.

   Looking ahead, the manager will be focusing the portfolio on higher quality mining stocks that may provide stability during periods of low gold prices. Two examples are Euro-Nevada Mining Corp. and Franco Nevada Mining Corp.--companies involved in financing the development of mines. These companies have no debt or operating expenses and they receive royalties from mining companies. The Fund's manager also plans to hold large positions in South African mines. As a result of the restructuring and merging of many companies in this region, the Fund's manager believes these mines are financially strong and more efficient.

                                        See page 47 for financial details.    25

June 30, 1998

PIMCO Balanced Fund


OBJECTIVE

Total return consistent with prudent investment management.


PORTFOLIO

Primarily common stocks, fixed income securities and money market instruments.


TOTAL NET ASSETS

$68 million


NUMBER OF SECURITIES IN THE PORTFOLIO

176 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGERS

Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/98

           A Shares                  B Shares                   C Shares          S&P500/       Lipper
           (INCEP. 6/25/92)          (INCEP. 6/25/92)           (INCEP. 6/25/92)  Leh. Agg.     Balanced
                           Adjusted                  Adjusted   Adjusted          Hybrid Index  Fund Avg.
------------------------------------------------------------------------------------------------------------
1 year     19.4%           12.8%     18.6%           13.6%      17.6%             22.3%         17.6%
3 years    18.0%           15.8%     17.1%           16.4%      17.1%             21.3%         17.8%
5 years    13.7%           12.4%     12.9%           12.7%      12.9%             16.6%         13.9%
Inception  13.6%           12.5%     12.8%           12.8%      12.8%             --            --

Change in Value
$10,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

                   BALANCED    BALANCED    BALANCED     LIPPER     60% S&P 500
CLASS                  A           B           C       BALANCED    40% LEH. AGG.
INCEPTION           6/25/92     6/25/92     6/25/92    FUND AVG.   HYBRID INDEX
=========          =========   =========   =========   =========   ============
 06/30/92           9,450.00   10,000.00   10,000.00   10,000.00     10,000.00
 07/31/92           9,811.89   10,376.54   10,376.54   10,293.60     10,326.71
 08/31/92           9,789.72   10,346.53   10,346.53   10,197.66     10,241.72
 09/30/92           9,946.37   10,505.77   10,505.77   10,315.14     10,362.49
 10/31/92           9,974.46   10,528.66   10,528.66   10,316.07     10,328.98
 11/30/92          10,143.45   10,700.61   10,700.61   10,551.48     10,540.94
 12/31/92          10,283.93   10,842.05   10,842.05   10,702.58     10,685.59
 01/31/93          10,361.77   10,917.08   10,917.08   10,845.67     10,821.15
 02/28/93          10,483.85   11,039.43   11,039.43   10,979.62     10,985.41
 03/31/93          10,576.74   11,130.17   11,130.17   11,206.23     11,142.80
 04/30/93          10,436.81   10,976.21   10,976.21   11,120.51     11,012.24
 05/31/93          10,559.49   11,098.22   11,098.22   11,315.45     11,194.60
 06/30/93          10,614.27   11,148.81   11,148.81   11,435.39     11,295.43
 07/31/93          10,563.90   11,088.89   11,088.89   11,481.59     11,293.74
 08/31/93          10,873.29   11,406.52   11,406.52   11,828.57     11,630.01
 09/30/93          10,820.77   11,344.49   11,344.49   11,854.00     11,589.27
 10/31/93          10,935.21   11,457.20   11,457.20   11,975.86     11,750.46
 11/30/93          10,820.78   11,330.18   11,330.18   11,784.00     11,643.29
 12/31/93          10,895.14   11,400.96   11,400.96   11,981.74     11,752.99
 01/31/94          11,068.51   11,575.11   11,575.11   12,295.66     12,056.23
 02/28/94          10,869.52   11,360.35   11,360.35   12,054.30     11,776.12
 03/31/94          10,495.34   10,962.01   10,962.01   11,616.24     11,351.92
 04/30/94          10,571.42   11,034.67   11,034.67   11,642.15     11,402.98
 05/31/94          10,619.62   11,077.93   11,077.93   11,731.67     11,514.62
 06/30/94          10,450.35   10,894.58   10,894.58   11,528.02     11,335.10
 07/31/94          10,732.52   11,181.81   11,181.81   11,788.43     11,648.51
 08/31/94          11,010.75   11,464.63   11,464.63   12,083.38     11,940.85
 09/30/94          10,777.55   11,214.63   11,214.63   11,865.39     11,695.38
 10/31/94          10,898.06   11,332.99   11,332.99   11,902.30     11,848.88
 11/30/94          10,662.80   11,081.40   11,081.40   11,624.85     11,579.44
 12/31/94          10,748.75   11,163.50   11,163.50   11,736.57     11,714.45
 01/31/95          11,019.30   11,437.40   11,437.40   11,882.45     11,989.44
 02/28/95          11,334.68   11,758.09   11,758.09   12,228.71     12,383.80
 03/31/95          11,500.74   11,922.95   11,922.95   12,444.91     12,633.46
 04/30/95          11,708.17   12,130.38   12,130.38   12,678.25     12,927.28
 05/31/95          12,121.93   12,551.33   12,551.33   13,083.96     13,437.40
 06/30/95          12,299.86   12,727.93   12,727.93   13,315.81     13,664.10
 07/31/95          12,469.38   12,895.14   12,895.14   13,597.30     13,923.75
 08/31/95          12,594.82   13,016.67   13,016.67   13,703.36     14,011.94
 09/30/95          12,925.62   13,350.45   13,350.45   14,030.60     14,421.25
 10/31/95          12,966.35   13,384.00   13,384.00   13,995.10     14,465.38
 11/30/95          13,354.60   13,776.48   13,776.48   14,430.07     14,933.10
 12/31/95          13,592.99   14,013.91   14,013.91   14,657.20     15,189.49
 01/31/96          13,851.32   14,271.09   14,271.09   14,921.76     15,540.07
 02/29/96          13,727.51   14,135.19   14,135.19   14,928.92     15,518.46
 03/31/96          13,727.42   14,125.93   14,125.93   14,985.20     15,564.97
 04/30/96          13,795.12   14,186.81   14,186.81   15,084.49     15,667.62
 05/31/96          13,982.80   14,370.84   14,370.84   15,238.70     15,897.33
 06/30/96          14,104.82   14,487.26   14,487.26   15,289.02     16,019.07
 07/31/96          13,712.31   14,074.89   14,074.89   14,895.48     15,611.97
 08/31/96          13,792.48   14,148.15   14,148.15   15,130.50     15,799.06
 09/30/96          14,292.32   14,652.28   14,652.28   15,690.19     16,442.69
 10/31/96          14,641.80   15,001.17   15,001.17   16,022.98     16,860.48
 11/30/96          15,467.24   15,837.78   15,837.78   16,769.66     17,740.68
 12/31/96          15,316.55   15,673.58   15,673.58   16,563.39     17,463.84
 01/31/97          15,796.05   16,158.67   16,158.67   17,070.23     18,139.91
 02/28/97          15,810.67   16,173.64   16,173.64   17,133.39     18,243.29
 03/31/97          15,409.75   15,741.85   15,754.69   16,634.81     17,712.66
 04/30/97          15,821.85   16,163.18   16,160.97   17,135.52     18,453.18
 05/31/97          16,469.39   16,810.34   16,823.09   17,836.36     19,197.02
 06/30/97          16,906.04   17,250.46   17,245.73   18,408.91     19,804.18
 07/31/97          17,988.56   18,340.87   18,335.84   19,456.37     20,963.29
 08/31/97          17,602.93   17,931.86   17,926.95   18,839.61     20,187.15
 09/30/97          18,321.86   18,670.80   18,669.86   19,591.31     20,969.63
 10/31/97          17,993.56   18,320.91   18,319.98   19,234.74     20,671.08
 11/30/97          18,292.02   18,609.92   18,608.98   19,586.74     21,283.27
 12/31/97          18,581.42   18,890.56   18,904.96   19,876.62     21,588.25
 01/31/98          18,630.94   18,940.98   18,938.61   20,015.76     21,842.37
 02/28/98          19,357.05   19,664.32   19,661.86   20,810.38     22,780.56
 03/31/98          19,956.59   20,253.70   20,248.09   21,447.18     23,512.24
 04/30/98          19,906.76   20,186.11   20,180.53   21,595.16     23,703.25
 05/31/98          19,840.47   20,118.59   20,113.02   21,377.05     23,548.71
 06/30/98          20,185.40   20,456.84   20,451.42   21,763.98     24,202.53

*The adjusted returns above include the effect of applicable sales charges. Excluding the 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/25/92), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 27 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


Top 5 Holdings                                            % of Total Investments
--------------------------------------------------------------------------------
Federal Home Loan                                                           8.0%
Mortgage Corp. -6.50%
--------------------------------------------------------------------------------
Long Island                                                                 3.0%
Lighting Co. -9.00%
--------------------------------------------------------------------------------
New England Educational                                                     2.7%
Loan Marketing -5.86%
--------------------------------------------------------------------------------
Federal Home Loan                                                           2.7%
Mortgage Corp. -6.50%
--------------------------------------------------------------------------------
Government National                                                         1.8%
Mortgage Assn. -7.38%
--------------------------------------------------------------------------------
Top Five Total                                                             18.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 52%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                   26%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                      10%
--------------------------------------------------------------------------------
Asset Backed Securities                                                       1%
--------------------------------------------------------------------------------
Cash Equivalents                                                             11%
--------------------------------------------------------------------------------

Bond Analysis
--------------------------------------------------------------------------------
Average Quality                                                              AA+
--------------------------------------------------------------------------------
Duration                                                               5.2 years
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Balanced Fund built upon its solid performance during the first six months of this period to end the year with returns of 19.4% for Class A shares, 18.6% for Class B shares and 17.6% for Class C shares. These results allowed the Fund to surpass the 17.6% average return of funds with the same objective (as measured by the Lipper Balanced Fund Average).

   At the end of this twelve-month period, the Fund's assets were allocated approximately 60% to stocks and 40% to bonds. This allocation has remained basically unchanged throughout the year, as the managers believed this split provided shareholders with sufficient exposure to opportunities in both markets, while maintaining the Fund's "prudent" investment style.

   Among the Fund's best performing stocks this year was its number one holding, PNC Bank Corp. PNC Bank is a financial services company that, like its competitors, benefited from the strong domestic economy. But PNC Bank took advantage of these positive operating conditions to move beyond banking, into asset management, capital markets and treasury management. This shifting business mix has broadened the company's revenue base and improved its long-term prospects.

   Another standout stock for the Fund during this period was Chrysler Corp. An announced merger with German luxury automaker Daimler-Benz greatly improved Chrysler's outlook for global growth. And consumer cyclicals overall did well as there was high employment, low interest and low inflation--all conditions that boost consumers' confidence. As a result, Chrysler saw sales of its truck and sports-utility cars soar. In addition, management has been implementing a deep cost-cutting program. The combined effect of these factors led to dramatically improved earnings. In fact, second quarter 1998 earnings for Chrysler were more than double the company's second quarter 1997 earnings.

   As for the bond holdings, the Fund continued to maintain a high quality portfolio focused on low-coupon mortgages and Treasuries. In addition, the Fund has held to its above-average duration relative to the benchmark. This strategy was originally employed to take advantage of predicted long-term declines in interest rates--a forecast that proved accurate for the period overall.

   Hindering the Fund's performance during this period was its exposure to the energy sector. Energy was a major contributor to the portfolio in the early part of 1997, with the bulk of the holdings in the drilling industry. Unfortunately, the price of crude oil dropped significantly in the fourth quarter of 1997. At the same time, there was a real or perceived dip in demand because of the Asian currency crisis. As a result, the oil companies cut back on their drilling schedules and the Fund's holdings suffered. To control the damage in this sector, the Fund has trimmed back its energy holdings substantially.

   Concerns about the ripple effect from Asia, increased stock market volatility and overvaluations all combine to make this the ideal time to hold a more diversified portfolio. The Fund's managers currently have no plans to make major adjustments to the allocation or to sector investments at this time.

                                              See page 48 for financial details.
26

June 30, 1998



--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

The PIMCO stock funds can invest in foreign securities and the International, International Developed and Emerging Markets Funds invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Opportunity and Small-Cap Value Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios in one sector, making them more volatile than a more diversified stock portfolio, and, therefore, they should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. The MSCI world ex-USA Index is an index of foreign developed and emerging market stocks. The MSCI Emerging Market Free Index is an index of emerging market stocks. The S&P 500/Lehman Aggregate Bond Hybrid Index is an index represented by 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (an index containing a variety of bonds). The Philadelphia Gold and Silver Index is an index of stocks of companies in the gold and silver mining industry.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments

Equity Income Fund
June 30, 1998


                                                                       Value
                                                            Shares     (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.2%
--------------------------------------------------------------------------------

Aerospace 1.9%
BFGoodrich Co.                                              79,000   $    3,920

Capital Goods 3.9%
GATX Corp.                                                  94,200        4,133
General Signal Corp.                                       105,600        3,802
                                                                     ----------
                                                                          7,935
Communications 5.7%
Bell Atlantic Corp.                                         86,132        3,930
US West, Inc.                                               83,000        3,901
Southern New England Telecommunications Corp.               56,800        3,720
                                                                     ----------
                                                                         11,551
Consumer Discretionary 16.1%
Ford Motor Co.                                              87,900        5,186
VF Corp.                                                    82,300        4,238
American Greetings Corp. "A"                                81,000        4,126
Chrysler Corp.                                              71,260        4,017
Penny J.C., Inc.                                            55,000        3,977
Brunswick Corp.                                            159,000        3,935
Armstrong World Industries                                  55,000        3,706
Springs Industries, Inc. "A"                                71,000        3,275
                                                                     ----------
                                                                         32,460
Consumer Staples 9.5%
SUPERVALU, Inc.                                            181,000        8,032
RJR Nabisco Holdings Corp.                                 305,000        7,244
Anheuser Busch Cos., Inc.                                   82,000        3,870
                                                                     ----------
                                                                         19,146
Energy 11.1%
Atlantic Richfield Co.                                      61,600        4,813
Repsol SA SP - ADR                                          71,000        3,905
Amoco Corp.                                                 90,000        3,746
Occidental Petroleum Corp.                                 134,600        3,634
Ultramar Diamond Shamrock Corp.                            112,000        3,535
Kerr McGee Corp.                                            48,100        2,784
                                                                     ----------
                                                                         22,417
Financial & Business Services 16.3%
PNC Bank Corp.                                             138,000        7,426
Deluxe Corp.                                               119,700        4,287
Chase Manhattan Corp.                                       55,712        4,206
Union Planters Corp.                                        67,800        3,987
CIGNA Corp.                                                 55,800        3,850
Bankers Trust New York Corp.                                32,500        3,772
Ohio Casualty Corp.                                         80,500        3,562
Capstead Mortgage Corp.                                    196,000        1,642
                                                                     ----------
                                                                         32,732
Health Care 6.3%
Pharmacia & Upjohn, Inc.                                    97,995        4,520
American Home Products Corp.                                86,000        4,451
Mallinckrodt Group, Inc.                                   124,000        3,681
                                                                     ----------
                                                                         12,652
Materials & Processing 9.5%
Union Carbide Corp.                                         80,000        4,270
Dow Chemical Co.                                            39,300        3,800
Westvaco Corp.                                             134,000        3,786
Phelps Dodge Corp.                                          65,000        3,717
USX-U.S. Steel Group, Inc.                                 109,000        3,597
                                                                     ----------
                                                                         19,170
Technology 4.0%
Harris Corp.                                                90,600        4,048
International Business Machines Corp.                       34,900        4,007
                                                                     ----------
                                                                          8,055
Utilities 11.9%
Peoples Energy Corp.                                       110,000        4,249
DTE Energy Co.                                             103,000        4,159
Public Service Enterprise Group, Inc.                      114,600        3,946
PP&L Resources, Inc.                                       173,000        3,925
NICOR, Inc.                                                 97,000        3,892
Washington Water Power Co.                                 169,000        3,792
                                                                     ----------
                                                                         23,963
                                                                     ----------
Total Common Stocks                                                     194,001
(Cost $165,750)                                                      ==========


                                                       Principal
                                                          Amount         Value
                                                          (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
--------------------------------------------------------------------------------

Repurchase Agreement 3.9%
State Street Bank
    4.250% due 07/01/98                                  $   7,859   $    7,859
    (Dated 06/30/98.  Collateralized by
    U.S. Treasury Note 5.625% 11/30/98
    valued at $8,020,489.  Repurchase
    proceeds are $7,859,928.)
                                                                     ----------
Total Short-Term Instruments                                              7,859
(Cost $7,859)                                                        ==========

Total Investments (a) 100.1%                                         $  201,860
(Cost $173,609)

Other Assets and Liabilities (Net) (0.1%)                                  (153)
                                                                     ----------
Net Assets  100.0%                                                   $  201,707
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   37,725

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (9,606)
                                                                     ----------
Unrealized appreciation-net                                          $   28,119
                                                                     ==========


28  See accompanying notes

Schedule of Investments

Value Fund
June 30, 1998

                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.3%
--------------------------------------------------------------------------------

Aerospace 1.4%
Northrop Grumman Corp.                                      32,600   $    3,362

Capital Goods 0.9%
AGCO Corp.                                                 105,000        2,159

Communications 5.9%
Southern New England Telecommunications Corp.              110,000        7,205
Bell Atlantic Corp.                                        152,000        6,935
                                                                     ----------
                                                                         14,140
Consumer Discretionary 13.5%
Tandy Corp.                                                108,000        5,731
Chrysler Corp.                                              92,500        5,215
American Greetings Corp. "A"                               100,000        5,094
Maytag Corp.                                               100,000        4,937
VF Corp.                                                    91,800        4,728
Brunswick Corp.                                            118,200        2,925
Dillards, Inc. "A"                                          65,000        2,693
Tupperware Corp.                                            38,300        1,077
                                                                     ----------
                                                                         32,400
Consumer Services 1.0%
Central Newspapers, Inc. "A"                                33,400        2,330

Consumer Staples 11.7%
Anheuser Busch Cos., Inc.                                  152,500        7,196
SUPERVALU, Inc.                                            162,000        7,189
Whitman Corp.                                              220,000        5,046
RJR Nabisco Holdings Corp.                                 203,200        4,826
Kimberly-Clark Corp.                                        60,000        2,752
IBP, Inc.                                                   55,000          997
                                                                     ----------
                                                                         28,006
Energy 10.0%
Repsol SA SP - ADR                                         126,500        6,957
Ultramar Diamond Shamrock Corp.                            200,000        6,312
Amoco Corp.                                                120,000        4,995
Kerr McGee Corp.                                            58,000        3,357
Atlantic Richfield Co.                                      16,800        1,312
Tidewater, Inc.                                             31,500        1,039
                                                                     ----------
                                                                         23,972
Environmental Services 2.0%
Browning Ferris Industries, Inc.                           136,300        4,736

Financial & Business Services 13.5%
Chase Manhattan Corp.                                       94,200        7,112
PNC Bank Corp.                                             125,000        6,726
Countrywide Credit Industries, Inc.                        104,000        5,278
Bear Stearns Cos.                                           90,000        5,119
CIGNA Corp.                                                 70,000        4,830
Loews Corp.                                                 27,000        2,352
Union Planters Corp.                                        15,900          935
                                                                     ----------
                                                                         32,352
Health Care 7.5%
Pharmacia & Upjohn, Inc.                                   152,510        7,035
American Home Products Corp.                                91,900        4,756
Mallinckrodt Group, Inc.                                   160,000        4,750
Foundation Health Systems, Inc. "A" (b)                     52,000        1,371
                                                                     ----------
                                                                         17,912
Materials & Processing 8.8%
USG Corp. (b)                                               90,000        4,871
USX-U.S. Steel Group, Inc.                                 140,000        4,620
Union Carbide Corp.                                         85,000        4,537
Westvaco Corp.                                             144,600        4,085
Wellman, Inc.                                              134,700        3,056
                                                                     ----------
                                                                         21,169
Technology 9.6%
Harris Corp.                                               160,000        7,150
International Business Machines Corp.                       40,700        4,673
Storage Technology Corp. (b)                               106,200        4,606
Adobe Systems, Inc.                                        102,400        4,346
Tektronix, Inc.                                             60,000        2,122
                                                                     ----------
                                                                         22,897
Transportation 1.9%
UAL Corp. (b)                                               57,200        4,462

Utilities 9.6%
DTE Energy Co.                                             190,000   $    7,671
NICOR, Inc.                                                190,000        7,624
Public Service Enterprise Group, Inc.                      220,000        7,576
                                                                     ----------
                                                                         22,871
                                                                     ----------
Total Common Stocks                                                     232,768
(Cost $206,927)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.8%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 2.8%
State Street Bank
    4.250% due 07/01/98                                  $   6,793        6,793
    (Dated 06/30/98. Collateralized by
    U.S. Treasury Note 5.875% 07/31/99
    valued at $6,933,303. Repurchase
    proceeds are $6,793,802.)
                                                                     ----------
Total Short-Term Instruments                                              6,793
(Cost $6,793)                                                        ==========

Total Investments (a) 100.1%                                         $  239,561
(Cost $213,720)

Other Assets and Liabilities (Net) (0.1%)                                  (202)
                                                                     ----------
Net Assets 100.0%                                                    $  239,359
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   33,148

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,556)
                                                                     ----------
Unrealized appreciation-net                                          $   25,592
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  29

Schedule of Investments

Renaissance Fund
June 30, 1998

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.0%
--------------------------------------------------------------------------------

Aerospace 1.3%
BFGoodrich Co.                                            177,900    $    8,828

Building 5.0%
Lafarge Corp.                                             501,300        19,707
D.R. Horton, Inc.                                         638,600        13,331
                                                                     ----------
                                                                         33,038
Capital Goods 5.5%
Ahmanson (H.F.) & Co.                                     204,300        14,505
Trinity Industries, Inc.                                  215,100         8,927
Kuhlman Corp.                                             170,000         6,726
Lear Corp. (b)                                            118,700         6,091
                                                                     ----------
                                                                         36,249
Communications 8.1%
MediaOne Group, Inc. (b)                                  467,000        20,519
Sprint Corp.                                              170,300        12,006
AT&T Corp.                                                136,400         7,792
Citizens Utilities Co.                                    683,488         6,579
Glenayre Technologies, Inc. (b)                           587,400         6,315
US West, Inc.                                                   1             0
                                                                     ----------
                                                                         53,211
Consumer Discretionary 17.0%
Sears Roebuck & Co.                                       471,300        28,779
Tandy Corp.                                               445,500        23,639
Hasbro, Inc.                                              496,900        19,534
Tommy Hilfiger Corp. (b)                                  263,300        16,456
B.J.'s Wholesale Club, Inc. (b)                           363,500        14,767
Kmart Corp. (b)                                           434,200         8,358
                                                                     ----------
                                                                        111,533
Consumer Services 2.6%
Waste Management, Inc.                                    390,500        13,668
Foodmaker, Inc. (b)                                       200,300         3,380
                                                                     ----------
                                                                         17,048
Consumer Staples 2.8%
Philip Morris Cos., Inc.                                  472,200        18,593

Energy 5.8%
Enron Corp.                                               380,700        20,582
Atlantic Richfield Co.                                    222,800        17,406
                                                                     ----------
                                                                         37,988
Financial & Business Services 17.9%
Equitable Cos., Inc.                                      312,200        23,395
NationsBank Corp.                                         204,600        15,652
Capital One Financial Corp.                               124,100        15,412
Fremont General Corp.                                     275,200        14,912
Allmerica Financial Corp.                                 216,000        14,040
Greenpoint Financial Corp.                                358,200        13,477
Travelers Group, Inc.                                     202,400        12,271
PMI Group, Inc.                                           108,600         7,968
                                                                     ----------
                                                                        117,127
Health Care 7.4%
Integrated Health Services, Inc.                          422,700        15,851
Wellpoint Health Networks, Inc. (b)                       179,200        13,261
Allegiance Corp.                                          257,200        13,182
McKesson Corp.                                             80,600         6,549
                                                                     ----------
                                                                         48,843
Materials & Processing 8.8%
Martin Marietta Materials, Inc.                           409,400        18,423
Vulcan Materials Co.                                      141,600        15,107
E.I. Du Pont de Nemours, Inc.                             170,000        12,686
Akzo Nobel NV SP - ADR                                    102,600        11,376
                                                                     ----------
                                                                         57,592
Technology 7.7%
Learning Company, Inc. (b)                                579,800        17,176
Flextronics International Limited                         347,800        15,129
EG&G, Inc.                                                360,700        10,821
SCI Systems, Inc. (b)                                     169,700         6,385
Danka Business Systems PLC                                101,600         1,126
                                                                     ----------
                                                                         50,637
Transportation 3.1%
Atlas Air, Inc.                                           444,300        15,023
CNF Transportation, Inc.                                  119,900         5,096
                                                                     ----------
                                                                         20,119
Utilities 1.0%
BEC Energy                                                164,600    $    6,831
                                                                     ----------
Total Common Stocks                                                     617,637
(Cost $554,163)                                                      ==========

--------------------------------------------------------------------------------
CONVERTIBLE BONDS & NOTES 0.7%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Industrial 0.7%
Pier 1 Imports, Inc.
    5.750% due 10/01/03                                 $    2,209        4,349
                                                                     ----------
Total Convertible Bonds & Notes                                           4,349
(Cost $2,370)                                                        ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------

Commercial Paper 4.5%
Federal National Mortage Association
    5.750% due 07/01/98                                     16,000       16,000
Federal Home Loan Bank Corp
    5.400% due 07/01/98                                     13,800       13,800
                                                                     ----------
Total Short-Term Instruments                                             29,800
(Cost $29,800)                                                       ==========

Total Investments (a) 99.2%                                          $  651,786
(Cost $586,333)

Written Options (c) (0.0%)                                                  (55)
(Premiums $132)

Other Assets and Liabilities (Net) 0.8%                                   5,293
                                                                     ----------

Net Assets 100.0%                                                    $  657,024
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   78,482

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (14,992)
                                                                     ----------

Unrealized appreciation-net                                          $   63,490
                                                                     ==========
(b) Non-income producing security.

(c) Premiums received on written options:
                                                      Premium             Value
Type                                Contracts          (000s)            (000s)
--------------------------------------------------------------------------------
Call - OTC Tommy Hilfiger Corp.           630       $     132        $       55
   Strike @ 65.00 Exp. 07/17/98



30  See accompanying notes

Schedule of Investments

Capital Appreciation Fund
June 30, 1998

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.6%
--------------------------------------------------------------------------------

Building 0.7%
Centex Corp.                                             207,300     $    7,825

Capital Goods 7.1%
Tyco International Limited                               238,000         14,994
Textron, Inc.                                            209,000         14,983
Illinois Tool Works, Inc.                                205,800         13,724
Johnson Controls, Inc.                                   235,400         13,462
United Technologies Corp.                                125,600         11,618
Dana Corp.                                               203,300         10,877
                                                                     ----------
                                                                         79,658
Communications 1.0%
SBC Communications, Inc.                                 289,500         11,580

Consumer Discretionary 13.8%
Costco Cos., Inc. (b)                                    340,500         21,473
TJX Cos., Inc.                                           822,200         19,836
Jones Apparel Group, Inc. (b)                            526,200         19,239
Dayton Hudson Corp.                                      342,800         16,626
Harley-Davidson, Inc.                                    425,300         16,480
Ford Motor Co.                                           231,500         13,659
Black & Decker Corp.                                     203,800         12,432
Federated Department Stores, Inc. (b)                    227,100         12,221
Chrysler Corp.                                           214,400         12,087
CVS Corp.                                                290,500         11,311
                                                                     ----------
                                                                        155,364
Consumer Services 8.6%
Carnival Corp. `A'                                       522,600         20,708
Omnicom Group                                            407,300         20,314
New York Times Co.                                       199,900         15,842
Gannett, Inc.                                            210,000         14,923
Tribune Co.                                              184,600         12,703
Marriott International, Inc. `A'                         366,700         11,872
                                                                     ----------
                                                                         96,362
Consumer Staples 6.4%
Safeway, Inc. (b)                                        517,800         21,068
Hershey Foods Corp.                                      198,300         13,683
Quaker Oats Co.                                          237,800         13,064
Kroger Co. (b)                                           288,000         12,348
Albertson's, Inc.                                        224,100         11,611
                                                                     ----------
                                                                         71,774
Energy 2.7%
Dresser Industries, Inc.                                 317,200         13,976
Transocean Offshore, Inc.                                297,700         13,248
Rowan Cos., Inc. (b)                                     139,800          2,717
                                                                     ----------
                                                                         29,941
Financial & Business Services 28.4%
Capital One Financial Corp.                              191,800         23,819
Cognizant Corp.                                          346,700         21,842
American Express Co.                                     133,900         15,265
Southtrust Corp.                                         347,750         15,127
Morgan Stanley, Dean Witter, Discover and Co.            162,700         14,867
Alliance Capital Management LP                           564,200         14,281
Household International, Inc.                            284,600         14,159
MBNA Corp.                                               425,300         14,035
Associates First Capital Corp. `A'                       177,937         13,679
Hartford Financial Services Group, Inc.                  117,200         13,405
Lincoln National Corp.                                   141,300         12,911
National City Corp.                                      176,000         12,496
Simon DeBartolo Group, Inc.                              377,000         12,253
First Union Corp.                                        207,200         12,069
Provident Cos., Inc. `B'                                 336,800         11,620
Washington Mutual, Inc.                                  266,700         11,585
BankAmerica Corp.                                        133,800         11,565
Travelers Group, Inc.                                    188,600         11,434
Fleet Financial Group, Inc.                              136,800         11,423
PNC Bank Corp.                                           212,215         11,420
Banc One Corp.                                           195,800         10,928
Allstate Corp.                                           118,900         10,887
BankBoston Corp.                                         176,000          9,790
Nationwide Financial Services, Inc.                      161,300          8,226
                                                                     ----------
                                                                        319,086

Health Care 9.7%
Schering-Plough Corp.                                    179,100         16,410
HBO & Co.                                                449,700         15,852
Wellpoint Health Networks, Inc. (b)                      200,400         14,830
Biogen, Inc.                                             298,600         14,631
Biomet, Inc.                                             436,600         14,435
Health Management Associates, Inc. `A' (b)               384,500         12,857
United Healthcare Corp.                                  181,200         11,506
HEALTHSOUTH Corp. (b)                                    331,600          8,849
                                                                     ----------
                                                                        109,370
Materials & Processing 0.9%
Leggett & Platt, Inc.                                    424,530         10,613

Technology 10.1%
Cisco Systems, Inc. (b)                                  194,300         17,888
BMC Software, Inc. (b)                                   316,500         16,438
Storage Technology Corp. (b)                             360,400         15,632
Xerox Corp.                                              145,000         14,736
Computer Associates International, Inc.                  246,600         13,702
Cadence Design Systems, Inc. (b)                         395,500         12,359
Dell Computer Corp. (b)                                  128,400         11,917
International Business Machines Corp.                     91,700         10,528
                                                                     ----------
                                                                        113,200
Transportation 4.2%
U.S. Airways Group, Inc. (b)                             163,200         12,934
Continental Airlines, Inc. `B' (b)                       208,000         12,662
Delta Air Lines, Inc.                                     89,100         11,516
FDX Corp. (b)                                            169,100         10,611
                                                                     ----------
                                                                         47,723
Utilities 2.0%
Consolidated Edison, Inc.                                242,000         11,147
Ameritech Corp.                                          247,800         11,120
                                                                     ----------
                                                                         22,267
                                                                     ----------
Total Common Stocks                                                   1,074,763
(Cost $825,076)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.8%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 6.8%
State Street Bank
    4.250% due 07/01/98                               $   76,037         76,037
    (Dated 06/30/98. Collateralized by
    U.S. Treasury Note 6.000% 08/15/99
    valued at $77,560,771. Repurchase
    proceeds are $76,045,977.)
                                                                     ----------
Total Short-Term Instruments                                             76,037
(Cost $76,037)                                                       ==========

Total Investments (a) 102.4%                                         $1,150,800
(Cost $901,113)

Other Assets and Liabilities (Net) (2.4%)                               (27,257)
                                                                     ----------

Net Assets  100.0%                                                   $1,123,543
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  255,750

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,403)
                                                                     ----------

Unrealized appreciation-net                                          $  248,347
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  31

Schedule of Investments

Growth Fund
June 30, 1998

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------

Capital Goods 2.5%
Tyco International Limited                               853,000     $   53,739

Communications 5.6%
Tele-Communications, Inc. `A' (b)                      1,439,301         55,323
Nextel Communications, Inc. `A' (b)                    1,603,700         39,892
Chancellor Media Corp.                                   484,600         24,063
                                                                     ----------
                                                                        119,278
Consumer Discretionary 19.5%
Sears Roebuck & Co.                                    1,375,500         83,991
Home Depot, Inc.                                         675,700         56,125
CVS Corp.                                              1,306,000         50,852
Costco Cos., Inc. (b)                                    792,400         49,971
TJX Cos., Inc.                                         2,001,600         48,289
Avon Products, Inc.                                      453,700         35,162
Dayton Hudson Corp.                                      703,600         34,125
Ralston-Ralston Purina Group                             275,400         32,170
Bed, Bath & Beyond, Inc. (b)                             426,900         22,119
                                                                     ----------
                                                                        412,804
Consumer Services 5.2%
McDonald's Corp.                                         613,100         42,304
New York Times Co.                                       502,900         39,855
Waste Management, Inc.                                   805,300         28,186
                                                                     ----------
                                                                        110,345
Consumer Staples 6.7%
Safeway, Inc. (b)                                      1,605,900         65,340
Pepsico, Inc.                                            780,600         32,151
Seagram Co. Limited                                      594,400         24,333
Sara Lee Corp.                                           339,100         18,968
                                                                     ----------
                                                                        140,792
Energy 6.0%
Enron Corp.                                              964,200         52,127
Mobil Corp.                                              650,500         49,845
Atlantic Richfield Co.                                   311,000         24,297
                                                                     ----------
                                                                        126,269
Financial & Business Services 13.4%
Capital One Financial Corp.                              523,600         65,024
Morgan Stanley, Dean Witter, Discover and Co.            627,000         57,292
Washington Mutual, Inc.                                1,194,000         51,864
Travelers Group, Inc.                                    726,200         44,026
Newcort Credit Group, Inc.                               868,600         42,724
Countrywide Credit Industries, Inc.                      450,600         22,868
                                                                     ----------
                                                                        283,798
Health Care 17.0%
HBO & Co.                                              2,691,400         94,872
Warner-Lambert Co.                                     1,052,700         73,031
Pfizer, Inc.                                             544,500         59,180
Schering-Plough Corp.                                    566,000         51,860
Cardinal Health, Inc.                                    489,000         45,844
Guidant Corp.                                            481,700         34,351
                                                                     ----------
                                                                        359,138
Materials & Processing 1.7%
Fort James Corp.                                         782,000         34,799

Technology 18.2%
America Online, Inc. (b)                                 704,900         74,719
Microsoft Corp. (b)                                      593,900         64,364
Ascend Communications, Inc. (b)                          970,500         48,100
Cisco Systems, Inc. (b)                                  500,900         46,114
Lucent Technologies, Inc.                                464,200         38,616
Intel Corp.                                              435,800         32,304
Tellabs, Inc. (b)                                        450,200         32,246
Computer Associates International, Inc.                  477,800         26,548
Compaq Computer Corp. (b)                                743,600         21,100
America Online, Inc. Rights (b)                          704,900              0
                                                                     ----------
                                                                        384,111
Transportation 1.2%
Delta Air Lines, Inc.                                    199,300         25,760
                                                                     ----------
Total Common Stocks                                                   2,050,833
(Cost $1,446,775)                                                    ==========

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------

Banking & Finance 0.0%
Cabbell Financial Grantor Trust
    7.188% due 12/31/98                                $     739     $      628
                                                                     ----------
Total Corporate Bonds & Notes                                               628
(Cost $737)                                                          ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.1%
--------------------------------------------------------------------------------

Commercial Paper 5.1%
Federal Home Loan Bank Corp
    5.400% due 07/01/98                                   92,000         92,000
Federal National Mortgage Association
    5.750% due 07/01/98                                   14,000         14,000
                                                                     ----------
Total Short-Term Instruments                                            106,000
(Cost $106,000)                                                      ==========

Total Investments (a) 102.1%                                         $2,157,461
(Cost $1,553,512)

Other Assets and Liabilities (Net) (2.1%)                               (43,621)
                                                                     ----------

Net Assets 100.0%                                                    $2,113,840
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  610,703

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,133)
                                                                     ----------
Unrealized appreciation-net                                          $  603,570
                                                                     ==========

(b) Non-income producing security.


32  See accompanying notes

Schedule of Investments

Mid-Cap Growth Fund
June 30, 1998
                                                                          Value
                                                          Shares         (000s)
COMMON STOCKS 96.1%

Aerospace 1.1%
BFGoodrich Co.                                           171,000     $    8,486

Building 1.1%
Lennar Corp.                                             297,100          8,764

Capital Goods 5.9%
Waters Corp. (b)                                         176,300         10,391
General Dynamics Corp.                                   183,600          8,537
Aeroquip-Vickers, Inc.                                   140,600          8,208
Cordant Technologies, Inc.                               171,200          7,897
Kaydon Corp.                                             215,800          7,620
Lear Corp. (b)                                            84,600          4,341
                                                                     ----------
                                                                         46,994
Communications 1.0%
Century Telephone Enterprise                             178,900          8,207

Consumer Discretionary 12.4%
Borders Group, Inc. (b)                                  326,300         12,073
Proffitt's, Inc. (b)                                     240,900          9,726
Warnaco Group, Inc. `A'                                  227,100          9,638
Dial Corp.                                               363,500          9,428
HON Industries                                           269,100          9,149
Abercrombie & Fitch Co. `A' (b)                          202,400          8,906
Liz Claiborne, Inc.                                      161,800          8,454
Maytag Corp.                                             163,800          8,088
General Nutrition Cos., Inc. (b)                         252,800          7,868
Herman Miller, Inc.                                      307,000          7,464
Bed, Bath & Beyond, Inc. (b)                             142,400          7,378
Mattel, Inc.                                                   1              0
                                                                     ----------
                                                                         98,172
Consumer Services 5.5%
Royal Caribbean Cruises Limited                          138,400         11,003
Promus Hotel Corp. (b)                                   239,837          9,234
CKE Restaurants, Inc.                                    216,900          8,947
GTECH Holdings Corp. (b)                                 253,400          8,536
Darden Restaurants, Inc.                                 374,700          5,948
                                                                     ----------
                                                                         43,668
Consumer Staples 7.2%
McCormick & Co.                                          248,000          8,858
Rexall Sundown, Inc. (b)                                 240,500          8,478
Richfood Holdings, Inc.                                  409,250          8,466
Kroger Co. (b)                                           195,500          8,382
Suiza Foods Corp. (b)                                    136,700          8,159
Interstate Bakeries Corp.                                231,400          7,680
Flowers Industries, Inc.                                 354,700          7,249
                                                                     ----------
                                                                         57,272
Energy 3.9%
EVI Weatherford, Inc. (b)                                217,000          8,056
Diamond Offshore Drilling, Inc.                          199,000          7,960
National-Oilwell, Inc. (b)                               289,600          7,765
R&B Falcon Corp. (b)                                     319,300          7,224
                                                                     ----------
                                                                         31,005
Financial & Business Services 25.8%
Providian Financial Corp.                                141,500         11,117
Ambac, Inc.                                              167,500          9,799
AmSouth Bancorp                                          240,700          9,463
Valassis Communications, Inc. (b)                        243,900          9,405
Protective Life Corp.                                    250,600          9,194
PaineWebber Group, Inc.                                  212,300          9,102
Mutual Risk Management Limited                           247,030          9,001
SunAmerica, Inc.                                         151,350          8,693
Popular, Inc.                                            130,000          8,645
Finova Group, Inc.                                       152,500          8,635
Crestar Financial Corp.                                  158,100          8,626
EXEL Limited                                             110,700          8,614
Cullen/Frost Bankers, Inc.                               155,600          8,441
Bank United Corp.                                        175,000          8,378
Mercury Gen Corp.                                        128,200          8,245
Allmerica Financial Corp.                                126,800          8,242
Equity Residential Properties Trust                      172,500          8,183
Equifax, Inc.                                            221,100          8,029
Mercantile BanCorp                                       152,313          7,673
Crescent Real Estate Equities Co.                        219,800          7,391
Summit Bancorp                                           152,490          7,274
Travelers Property Casualty `A'                          166,600          7,143
PMI Group, Inc.                                           83,600          6,134
BB&T Corp.                                                71,300          4,822
Life Re Corp.                                             53,800          4,412
                                                                     ----------
                                                                        204,661
Health Care 9.4%
Total Renal Care Holdings                                265,100          9,146
Health Management Associates, Inc. `A' (b)               268,925          8,992
Guidant Corp.                                            120,800          8,615
Watson Pharmaceuticals, Inc. (b)                         180,000          8,404
Allegiance Corp.                                         158,700          8,133
Bausch & Lomb, Inc.                                      162,100          8,125
Trigon Healthcare, Inc. (b)                              221,200          8,005
Mylan Laboratories, Inc.                                 260,100          7,819
DePuy, Inc.                                              263,100          7,433
                                                                     ----------
                                                                         74,672
Materials & Processing 3.0%
Southdown, Inc.                                          131,600          9,393
Cytec Industries, Inc. (b)                               166,200          7,354
Crompton & Knowles Corp.                                 274,300          6,909
                                                                     ----------
                                                                         23,656
Technology 15.4%
Unisys Corp. (b)                                         461,100         13,026
Compuware Corp. (b)                                      243,900         12,469
Network Associates, Inc. (b)                             248,350         11,890
Citrix Systems, Inc. (b)                                 152,800         10,448
Sanmina Corp. (b)                                        217,100          9,417
BEA Systems, Inc. (b)                                    408,500          9,370
Comverse Technology, Inc. (b)                            179,400          9,306
Platinum Technology, Inc. (b)                            315,000          8,997
Synopsys, Inc. (b)                                       190,900          8,734
Comdisco, Inc.                                           459,250          8,726
Tech Data Corp. (b)                                      189,600          8,129
American Power Conversion Corp. (b)                      247,800          7,434
SCI Systems, Inc. (b)                                    120,000          4,515
                                                                     ----------
                                                                        122,461
Transportation 2.2%
ASA Holdings, Inc.                                       180,600          8,962
Comair Holdings, Inc.                                    285,700          8,824
                                                                     ----------
                                                                         17,786
Utilities 2.2%
El Paso Natural Gas Co.                                  239,700          9,169
IPALCO Enterprises, Inc.                                 184,400          8,194
                                                                     ----------
                                                                         17,363
                                                                     ----------
Total Common Stocks                                                     763,167
(Cost $623,443)                                                      ==========

SHORT-TERM INSTRUMENTS 5.7%
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 5.7%
State Street Bank
    4.250% due 07/01/98                                $  45,212         45,212
    (Dated 06/30/98.  Collateralized by
    U.S. Treasury Note 5.625% 11/30/98
    valued at $46,116,557.  Repurchase
    proceeds are $45,217,338.)
                                                                     ----------
Total Short-Term Instruments                                             45,212
(Cost $45,212)                                                       ==========

Total Investments (a) 101.8%                                         $  808,379
(Cost $668,655)

Other Assets and Liabilities (Net) (1.8%)                               (14,501)
                                                                     ----------
Net Assets 100.0%                                                    $  793,878
                                                                     ==========


                                                      See accompanying notes  33

Mid-Cap Growth Fund
June 30, 1998



Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  145,339

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (5,876)
                                                                     ----------
Unrealized appreciation-net                                          $  139,463
                                                                     ==========
(b) Non-income producing security.


34  See accompanying notes

Schedule of Investments

Target Fund
June 30, 1998


                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.7%
--------------------------------------------------------------------------------

Building 1.1%
Centex Corp.                                            187,300      $    7,070
Kaufman & Broad Home Corp.                              183,000           5,810
                                                                     ----------
                                                                         12,880
Communications 12.0%
Paging Network, Inc. (b)                              2,165,100          30,311
Viacom, Inc. "B" (b)                                    387,500          22,572
ICG Communications, Inc. (b)                            545,500          19,945
Univision Communications, Inc. (b)                      516,000          19,221
Frontier Corp.                                          597,200          18,812
General Motors Corp. "H" (b)                            385,900          18,185
General Instrument Corp. (b)                            500,300          13,602
                                                                     ----------
                                                                        142,648
Consumer Discretionary 22.4%
Black & Decker Corp.                                    671,600          40,968
Office Depot, Inc.                                    1,165,400          36,783
Hasbro, Inc.                                            757,100          29,763
Lowe's Cos., Inc.                                       702,500          28,495
Fred Meyer, Inc. (b)                                    654,600          27,821
Rubbermaid, Inc.                                        791,100          26,255
Dollar Tree Stores, Inc.                                510,600          20,743
Limited, Inc.                                           486,100          16,102
Petsmart, Inc.                                        1,348,200          13,482
Cintas Corp.                                            232,300          11,847
Outback Steakhouse, Inc. (b)                            301,300          11,751
Abercrombie & Fitch Co. "A" (b)                           4,781             210
CVS Corp.                                                     4               0
                                                                     ----------
                                                                        264,220
Consumer Services 3.6%
Jacor Communications, Inc. (b)                          502,100          29,624
Comcast Corp. Special "A"                               318,100          12,913
                                                                     ----------
                                                                         42,537
Consumer Staples 2.1%
Whitman Corp.                                         1,108,700          25,431

Energy 1.8%
Ocean Energy, Inc.                                    1,093,612          21,394

Financial & Business Services 10.8%
Providian Financial Corp.                               558,300          43,861
Capital One Financial Corp.                             232,000          28,812
Dime Bancorp, Inc.                                      814,500          24,384
Summit Bancorp                                          385,700          18,321
MBIA, Inc.                                              161,700          12,107
                                                                     ----------
                                                                        127,485
Health Care 10.7%
Watson Pharmaceuticals, Inc. (b)                        853,700          39,857
Wellpoint Health Networks, Inc. (b)                     356,600          26,388
McKesson Corp.                                          168,400          13,683
Allegiance Corp.                                        264,900          13,576
Allergan, Inc.                                          256,900          11,914
Health Management Associates, Inc. "A" (b)              336,400          11,248
Henry Schein, Inc.                                      231,200          10,664
                                                                     ----------
                                                                        127,330
Materials & Processing 1.4%
Solutia, Inc.                                           578,500          16,596

Miscellaneous 3.1%
Federal-Mogul Corp.                                     551,900          37,253

Technology 22.1%
Ceridian Corp. (b)                                      653,100          38,370
Intuit, Inc. (b)                                        470,700          28,830
Unisys Corp. (b)                                        980,100          27,688
BMC Software, Inc. (b)                                  529,000          27,475
PMC-Sierra, Inc. (b)                                    568,100          26,630
Sanmina Corp. (b)                                       568,400          24,654
Cambridge Technology Partners, Inc. (b)                 376,700          20,577
Mercury Interactive Corp. (b)                           333,300          14,874
Yahoo, Inc. (b)                                          84,900          13,372
Seagate Technology, Inc. (b)                            541,900          12,904
IMS Health, Inc. (b)                                    212,800          12,662
Apple Computer, Inc.                                    325,300           9,332
Lexmark International Group, Inc. "A" (b)                77,300           4,715
American Satellite Network, Inc. Warrants                53,250               0
                                                                     ----------
                                                                        262,083

Transportation 2.6%
Coach USA, Inc. (b)                                     388,000      $   17,702
Kansas City Southern Industries, Inc.                   262,300          13,017
                                                                     ----------
                                                                         30,719
                                                                     ----------
Total Common Stocks                                                   1,110,576
(Cost $916,743)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.4%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Commercial Paper 6.4%
Federal Home Loan Bank Corp
    5.400% due 07/01/98                                $  76,500         76,500
                                                                     ----------
Total Short-Term Instruments                                             76,500
(Cost $76,500)                                                       ==========

Total Investments (a) 100.1%                                         $1,187,076
(Cost $993,243)

Other Assets and Liabilities (Net) (0.1%)                                  (877)
                                                                     ----------
Net Assets 100.0%                                                    $1,186,199
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  204,995

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (11,900)
                                                                     ----------

Unrealized appreciation-net                                          $  193,095
                                                                     ==========

(b) Non-income producing security.


                                                      See accompanying notes  35

Schedule of Investments

Small-Cap Value Fund
June 30, 1998


                                                                           Value
                                                          Shares          (000s)
================================================================================
 COMMON STOCKS 91.5%
================================================================================

Aerospace 0.9%
Kaman Corp.                                              183,000         $ 3,483

Building 3.8%
Hughes Supply, Inc.                                      111,000           4,065
Del Webb Corp.                                           145,000           3,761
Butler Manufacturing Co.                                 102,000           3,474
Lone Star Industries, Inc.                                40,000           3,082
                                                                         -------
                                                                          14,382
Capital Goods 10.4%
C&D Technologies, Inc.                                    65,000           3,770
Tecumseh Products Co. `A'                                 69,000           3,644
Westinghouse Air Brake Co.                               138,000           3,640
Gleason Corp.                                            129,000           3,628
Arvin Industries, Inc.                                    98,000           3,559
Cordant Technologies, Inc.                                77,000           3,552
Intermet Corp.                                           194,000           3,516
Allied Products Corp.                                    165,000           3,496
MTS Systems Corp.                                        211,000           3,389
GenCorp, Inc.                                            133,000           3,358
Barnes Group, Inc.                                       124,000           3,356
                                                                         -------
                                                                          38,908
Communications 1.0%
Aliant Communications, Inc.                              141,000           3,869

Consumer Discretionary 14.8%
Burlington Coat Factory Warehouse Corp.                  187,000           4,208
Brown Group, Inc.                                        205,000           4,074
Claire's Stores, Inc.                                    189,000           3,875
Borg-Warner Automotive, Inc.                              79,000           3,797
Bowne & Co., Inc.                                         83,000           3,735
Toro Co.                                                 105,000           3,596
Enesco Group, Inc.                                       116,000           3,567
Fleetwood Enterprises, Inc.                               88,000           3,520
Harman International Industries, Inc.                     90,000           3,465
Guilford Mills, Inc.                                     173,000           3,460
Ennis Business Forms                                     296,000           3,441
Standard Products                                        122,000           3,431
Rival Co.                                                253,000           3,415
Sturm Ruger & Co., Inc.                                  203,000           3,400
Kimball International `B'                                185,000           3,353
Garan, Inc.                                               36,000             977
Haverty Furniture Cos., Inc.                               5,900             130
                                                                         -------
                                                                          55,444
Consumer Services 3.8%
Applebee's International, Inc.                           168,000           3,759
Chemed Corp.                                             105,000           3,577
Luby's Cafeterias, Inc.                                  200,000           3,512
Sbarro, Inc.                                             129,000           3,499
                                                                         -------
                                                                          14,347
Consumer Staples 3.8%
Universal Corp.                                           98,000           3,663
Great Atlantic & Pacific Tea Co., Inc.                   108,000           3,571
Nash Finch Co.                                           233,000           3,509
Universal Foods                                          152,000           3,372
                                                                         -------
                                                                          14,115
Energy 6.7%
Vintage Petroleum, Inc.                                  203,000           3,832
Snyder Oil Corp.                                         190,000           3,788
World Fuel Services Corp.                                204,000           3,532
Offshore Logistics, Inc. (b)                             197,000           3,497
Western Gas Resources, Inc.                              238,000           3,481
Aquila Gas Pipeline Corp.                                277,000           3,393
Mitchell Energy & Development Corp. `B'                  176,000           3,388
                                                                         -------
                                                                          24,911

Financial & Business Services 19.9%
Kelly Services, Inc.                                     110,000           3,891
Excel Realty Trust, Inc.                                 128,000           3,688
Merrill Corp.                                            164,000           3,618
McGrath Rentcorp                                         170,000           3,591
Washington Federal, Inc.                                 129,000           3,564
Dain Rauscher Corp.                                       65,000           3,559
Orion Capital Corp.                                       63,000           3,520



Commercial Federal Corp.                                 111,000         $ 3,510
Glimcher Realty Trust                                    180,000           3,499
AmerUs Life Holdings, Inc.                               108,000           3,497
Franchise Finance Corp. of America                       134,000           3,476
TriNet Corp. Realty Trust, Inc.                          102,000           3,468
First Hawaiian, Inc.                                      95,000           3,456
American Health Properties, Inc.                         138,000           3,450
BankAtlantic Bancorp, Inc. `A'                           292,000           3,449
FirstBank Puerto Rico                                    132,000           3,432
Selective Insurance Group                                153,000           3,428
United Dominion Realty Trust                             245,000           3,399
National Golf Properties, Inc.                           111,800           3,361
Southwest Securities Group, Inc.                         148,000           3,330
PXRE Corp.                                               109,000           3,270
Presidential Life Corp.                                   60,600           1,295
                                                                         -------
                                                                          74,751
Health Care 4.1%
Bindley Western Industries, Inc.                         130,667           4,312
Bergen Brunswig Corp. `A'                                 83,000           3,849
Integrated Health Services, Inc.                          96,000           3,600
Invacare Corp.                                           135,000           3,459
                                                                         -------
                                                                          15,220
Materials & Processing 11.4%
Wausau-Mosinee Paper Corp.                               169,000           3,866
Cleveland-Cliffs, Inc.                                    68,000           3,647
Texas Industries, Inc.                                    68,000           3,604
AK Steel Holding Corp.                                   200,000           3,575
Caraustar Industries, Inc.                               123,000           3,552
Mississippi Chemical Corp.                               214,000           3,518
Commercial Metals Co.                                    114,000           3,506
Park Electrochemical Corp.                               164,000           3,464
Universal Forest Products, Inc.                          210,000           3,439
Ethyl Corp.                                              540,000           3,308
Castle (A.M.) & Co.                                      103,900           2,286
Zeigler Coal Holding Co.                                 130,500           2,235
Commonwealth Industries, Inc.                            152,000           1,520
Wellman, Inc.                                             53,300           1,209
                                                                         -------
                                                                          42,729
Technology 1.1%
Pioneer Standard Electronics, Inc.                       300,000           2,887
Cohu, Inc.                                                51,100           1,242
Innovex, Inc.                                              8,200             107
                                                                         -------
                                                                           4,236
Transportation 3.0%
Roadway Express, Inc.                                    207,000           3,907
USFreightways Corp.                                      114,000           3,744
Sea Containers Limited `A'                                91,000           3,481
                                                                         -------
                                                                          11,132
Utilities 6.8%
Eastern Enterprises                                       88,000           3,773
United Illuminating Co.                                   72,000           3,645
Eastern Utilities Assn                                   138,000           3,623
Washington Gas Light Co.                                 135,000           3,611
Commonwealth Energy System                                95,000           3,586
Public Service Co. of New Mexico                         157,000           3,562
Rochester Gas & Electric Corp.                           110,000           3,513
                                                                         -------
                                                                          25,313
                                                                         -------
Total Common Stocks                                                      342,840
                                                                         -------
(Cost $335,776)

================================================================================
 SHORT-TERM INSTRUMENTS 8.1%
================================================================================

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 8.1%
State Street Bank
    4.250% due 07/01/98                                 $ 30,156         30,156
    (Dated 06/30/98. Collateralized by
    U.S. Treasury Note 5.625% 11/30/98
    valued at $30,759,457. Repurchase
    proceeds are $30,159,560.
                                                                     -----------
Total Short-Term Instruments                                              30,156
                                                                     -----------
(Cost $30,156)

36   See accompanying notes

                                                                           Value
                                                                          (000s)
================================================================================
Total Investments (a) 99.6%                                        $     372,996
(Cost $365,932)

Other Assets and Liabilities (Net) 0.4%                                    1,556
                                                                   -------------

Net Assets 100.0%                                                  $     374,552
                                                                   =============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $      24,863


Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (17,931)
                                                                   -------------

Unrealized appreciation-net                                        $       6,932
                                                                   =============

(b) Non-income producing security.


                                                    See accompanying notes    37

Schedule of Investments

Opportunity Fund
June 30, 1998

                                                                          Value
                                                          Shares         (000s)
================================================================================
 COMMON STOCKS 95.0%
================================================================================

Building 9.0%
Champion Enterprises, Inc. (b)                           700,000      $  20,475
Lone Star Industries, Inc.                               225,000         17,339
U.S. Home Corp. (b)                                      350,000         14,437
Fleetwood Enterprises, Inc.                              270,000         10,800
                                                                      ----------
                                                                         63,051
Capital Goods 4.7%
Tower Automotive, Inc. (b)                               400,000         17,150
MotivePower Industries, Inc (b)                          638,900         15,653
                                                                      ----------
                                                                         32,803
Communications 3.5%
WinStar Communications, Inc. (b)                         575,000         24,689

Consumer Discretionary 16.3%
The Men's Wearhouse, Inc. (b)                            750,000         24,750
Linens`n Things, Inc. (b)                                800,000         24,450
Windmere Durable Holdings                                600,000         21,487
Williams-Sonoma, Inc. (b)                                500,000         15,906
Mohawk Industries, Inc.                                  500,000         15,844
Knoll, Inc. (b)                                          400,000         11,800
                                                                      ----------
                                                                        114,237
Consumer Services 2.6%
SFX Entertainment, Inc. `A' (b)                          225,000         10,322
Foodmaker, Inc. (b)                                      475,000          8,016
                                                                      ----------
                                                                         18,338
Consumer Staples 5.3%
Whole Foods Market, Inc. (b)                             350,100         21,181
Twinlab Corp. (b)                                        372,500         16,273
                                                                      ----------
                                                                         37,454
Energy 8.6%
Veritas DGC, Inc.  (b)                                   800,000         39,950
Offshore Logistics, Inc. (b)                             604,200         10,724
EEX Corp. (b)                                          1,000,000          9,375
                                                                      ----------
                                                                         60,049
Environmental Services 2.0%
American Disposal Services, Inc. (b)                     300,000         14,063

Financial & Business Services 7.2%
Golden State Bancorp, Inc. Warrants (b)                  745,800         22,188
Mail-Well, Inc.                                          382,600          8,298
Interim Services, Inc. (b)                               200,000          6,425
Personnel Group of America, Inc. (b)                     300,000          6,000
Golden State Bancorp, Inc. Litigation Warrants (b)       745,800          3,962
Rosyln Bancorp, Inc.                                     175,000          3,905
                                                                      ----------
                                                                         50,778
Health Care 3.7%
IDEXX Laboratories, Inc. (b)                             475,000         11,816
Concentra Managed Care, Inc. (b)                         407,200         10,587
ADAC Laboratories  (b)                                   150,000          3,375
                                                                      ----------
                                                                         25,778
Materials & Processing 2.2%
Stone Container Corp.                                    750,000         11,719
Hawk Corp. `A' (b)                                       200,000          3,525
                                                                      ----------
                                                                         15,244
Technology 27.7%
Network Appliance, Inc. (b)                              645,900         25,150
BEA Systems, Inc.  (b)                                 1,000,000         22,937
Wind River Systems (b)                                   635,000         22,781
FileNET Corp. (b)                                        686,800         19,831
Visio Corp. (b)                                          363,000         17,333
Lycos, Inc. (b)                                          220,000         16,582
Computer Learning Centers (b)                            470,100         11,694
Gilat Satellite Networks Limited (b)                     295,000          9,864
Earthlink Network, Inc. (b)                              119,700          9,187
Veritas Software Corp. (b)                               200,000          8,275
Berg Electronics Corp. (b)                               400,000          7,825
Electronics for Imaging, Inc. (b)                        300,000          6,338
Systems & Computer Technology Corp. (b)                  200,000          5,400
Learning Company, Inc. (b)                               150,000          4,444
Manugistics Group, Inc. (b)                              175,000          4,331
Cotelligent Group, Inc. (b)                              110,000          2,571
                                                                      ----------
                                                                        194,543
Transportation 2.2%
Comair Holdings, Inc.                                    500,000         15,438
                                                                      ----------
Total Common Stocks                                                     666,465
                                                                      ==========
(Cost $523,755)

================================================================================
 SHORT-TERM INSTRUMENTS 4.9%
================================================================================

                                                        Principal
                                                           Amount
                                                           (000s)
Commercial Paper 4.9%
Federal Home Loan Bank Corp
    5.400% due 07/01/98                                 $  31,700        31,700
Federal National Mortage Association
    5.750% due 07/01/98                                     2,300         2,300
                                                                      ----------
Total Short-Term Instruments                                             34,000
                                                                      ==========
(Cost $34,000)

Total Investments (a) 99.9%                                           $ 700,465
(Cost $557,755)

Other Assets and Liabilities (Net) 0.1%                                     481
                                                                      ----------

Net Assets 100.0%                                                     $ 700,946
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $ 164,848

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (22,261)
                                                                      ----------

Unrealized appreciation-net                                             142,587
                                                                      ==========


(b) Non-income producing security.

38  See accompanying notes

Schedule of Investments

International Developed Fund
June 30, 1998


                                                                        Value
                                                          Shares       (000s)
================================================================================
 COMMON STOCKS 88.4%
================================================================================

Australia 1.0%
Westpac Banking Corp.                                     40,072   $      244
National Australia Bank Limited                           18,100          239
Lend Lease Corp. Limited                                   7,200          146
Telestra Corp.                                            54,600          140
Amcor Limited "A"                                         27,135          119
Broken Hill Property Co.                                  13,392          113
Comalco Limited                                           27,009           94
News Corp. Limited                                         9,863           80
Pasminco Limited                                          89,073           68
Tabcorp Holdings Limited                                  11,133           57
Leighton Holdings Limited                                 15,125           53
                                                                   ----------
                                                                        1,353
Finland 5.3%
Nokia OYJ "A"                                             45,320        3,328
Werner Soderstrom Osakey "B"                              12,500          819
Hartwall OYJ ABP                                          21,300          682
UPM-Kymmene Corp.                                         19,783          544
Neste OY                                                  14,553          450
Okobank "A"                                               22,300          404
Metsa Serla "B"                                           41,540          401
Yit-Yhtyma OY                                             18,580          298
Rautaruukki OY                                            30,600          234
Viking Line AB                                             4,000          212
Rauma Group OY                                               400            8
                                                                   ----------
                                                                        7,380
France 15.3%
Elf Aquitaine SA                                          12,203        1,711
Lafarge SA                                                15,736        1,623
PSA Peugeot Citroen                                        7,050        1,512
VIVENDI                                                    6,700        1,427
Alcatel Alsthom                                            6,410        1,302
LVMH                                                       6,450        1,288
Societe Generale                                           6,100        1,265
L'OREAL                                                    2,250        1,248
AXA-UAP                                                   11,097        1,245
Total SA                                                   9,481        1,230
Compagnie de Saint Gobain                                  6,370        1,178
Pinault-Printemps-Redoute SA                               1,390        1,160
Groupe Danone                                              4,000        1,100
Banque National de Paris                                  12,320        1,004
Groupe GTM                                                 8,800          912
Valeo                                                      6,910          705
France Telecom SA                                          9,740          670
Credit Commercial de France                                5,250          441
Alstom (b)                                                 9,200          302
VIVENDI Warrants (b)                                       2,800            5
                                                                   ----------
                                                                       21,328
Germany 13.3%
SAP AG-Vorzug                                              3,435        2,331
Mannesmann AG                                             17,130        1,735
Bayer AG                                                  32,041        1,650
Allianz AG                                                 4,447        1,463
Volkswagen AG                                              1,418        1,361
Viag AG                                                    1,700        1,147
Bayerische Vereinsbank AG                                 12,900        1,095
RWE AG                                                    16,069          951
VEBA AG                                                   13,650          929
Deutsche Bank                                             10,897          921
Daimler Benz AG                                            8,800          862
Muenchener Rueckversicherungs-Gesellschaft AG              1,600          792
Siemens AG                                                12,446          756
BASF AG                                                   14,714          696
Metro AG                                                  11,400          690
Commerzbank AG                                            14,711          562
Dresdner Bank AG                                           7,763          418
Allianz AG (b)                                               130           42
Daimler Benz AG Rights (b)                                 8,800           10
                                                                   ----------
                                                                       18,411
Ireland 2.2%
Allied Irish Banks PLC                                    88,300      $ 1,273
CRH PLC                                                   55,700          789
Jefferson Smurfit Group PLC                              142,000          421
Kerry Group PLC                                           20,700          286
Irish Life PLC                                            30,700          282
                                                                   ----------
                                                                        3,051
Italy 8.2%
ENI SpA                                                  268,095        1,754
Fiat SpA                                                 302,356        1,321
Telecom Italia Mobile SpA                                211,000        1,288
Banca Commerciale Italiana                               214,000        1,277
Assicuazioni Generali                                     36,635        1,189
Telecom Italia SpA                                       160,720        1,181
Edison SpA                                                88,000          705
Istituto Mobiliare Italiano SpA                           44,000          692
Benetton Group SpA                                       270,400          560
Alleanza Assicurazioni                                    39,000          529
Instituto Nazionale delle Assicurazioni                  165,000          468
Danieli & Co.                                             45,000          378
                                                                   ----------
                                                                       11,342
Japan 10.5%
Nippon Telegraph & Telephone                                 132        1,091
NEC Corp.                                                117,000        1,087
Fuji Photo Film                                           31,000        1,076
Fanuc                                                     31,000        1,069
Aoyama Trading Co. Limited                                41,800        1,027
Fujisawa Pharmaceutical                                  110,000        1,026
Sumitomo Bank Limited                                    104,000        1,009
Kirin Brewery Co. Limited                                 93,000          875
Murata Manufacturing Co.                                  21,000          679
Toyota Motor Corp.                                        24,000          619
Mitsui O.S.K. Lines Limited                              352,000          597
Tokio Marine & Fire Insurance Co.                         56,000          574
Matsushita Electric Industrial Co. Limited                35,000          561
Mitsubishi Heavy Industries Limited                      139,000          523
Tokyo Electric Power                                      26,700          522
Bridgestone Corp.                                         22,000          519
Sumitomo Trust & Banking                                 116,000          517
Canon, Inc.                                               21,000          475
Hitachi Limited                                           67,000          436
Ito-Yokado Co. Limited                                     7,000          328
                                                                   ----------
                                                                       14,610
Netherlands 5.7%
Royal Dutch Petroleum Co.                                 37,007        2,048
ING Groep NV                                              16,611        1,086
Unilever NV                                               13,220        1,047
Verernigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit                                         22,664          822
Philips Electronics NV                                     7,284          611
Akzo Noble NV                                              2,272          504
Fortis Amev NV                                             8,554          500
ABN-AMRO Holdings                                         19,179          448
Koninklijke KPN NV                                         8,461          325
Elsevier NV                                               18,850          284
TNT Post Groep NV (b)                                      8,461          216
                                                                   ----------
                                                                        7,891
Portugal 4.2%
Portugal Telecom SA                                       27,475        1,453
EDP-Electricidade de Portugal SA                          33,427          775
Banco Comercial Portugues SA "R"                          24,913          706
Jeronimo Martins SGPS SA                                  14,508          696
Cimpor-Cimentos de Portugal SGPS SA                       19,032          667
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                8,478          462
Banco Espirito Santo e Comercial de Lisboa SA             11,600          348
BPI-SGPS SA                                                8,700          280
Companhia de Seguros Mundial Confianca SA (b)              8,400          223
Brisa-Auto Estradas de Portugal SA                         4,261          182
                                                                   ----------
                                                                        5,792
Spain 5.4%
Telefonica de Espana                                      33,504        1,548
Banco Bilbao Vizcaya SA                                   22,426        1,150
Corp. Bancaria de Espana                                  33,368          748
Endesa SA                                                 34,095          745
Iberdrola SA                                              45,082          731



                                                    See accompanying notes    39

International Developed Fund
June 30, 1998


                                                                        Value
                                                          Shares       (000s)
-------------------------------------------------------------------------------

Gas Natural SDG SA `E'                                     6,980   $      504
Banco Santander SA                                        18,792          481
Autopistas Concesionaria Espanola SA                      28,949          448
Repsol SA                                                  7,658          422
Gas Y Electricidad SA `2'                                  4,732          360
Banco Central Hispanoame                                  10,376          326
Autopistas Cesa Rights (b)                                28,949           22
                                                                   ------------
                                                                        7,485
Switzerland 6.4%
Novartis AG                                                1,071        1,779
Nestle SA                                                    601        1,284
Roche Holding AG                                             122        1,196
UBS AG (b)                                                 3,175        1,178
Credit Suisse Group                                        4,146          921
Clariant AG (b)                                            1,090          717
Kuoni Reisen AG                                              130          644
Holderbank Financiere Glarus AG                              385          489
ABB AG                                                       294          433
TAG Heuer International SA                                 3,040          288
Ciba Specialty Chemicals AG                                    6            1
                                                                   ------------
                                                                        8,930
United Kingdom 10.9%
Lloyds TSB Group PLC                                      99,720        1,392
Zeneca Group                                              24,876        1,068
SmithKline Beecham PLC                                    82,252        1,000
Scottish & Newcastle PLC                                  64,877          912
Boots Co. PLC                                             53,260          885
Unilever PLC                                              80,988          869
Abbey National PLC                                        42,822          763
Prudential                                                57,131          753
Glaxo Wellcome PLC                                        24,865          748
Commercial Union PLC                                      38,034          710
British Telecommunications PLC                            57,500          707
Tesco PLC                                                 69,415          677
HSBC Holdings PLC                                         26,022          660
Scottish Power PLC                                        65,658          579
British Petroleum Co. PLC                                 35,603          518
Cadbury Schweppes PLC                                     30,000          464
National Power PLC                                        45,800          431
IMI PLC                                                   67,229          416
TI Group PLC                                              54,000          415
Shell Transport & Trading Co.                             56,737          398
Wolseley PLC                                              65,074          385
LASMO PLC                                                 95,798          384
                                                                   ------------
                                                                       15,134
                                                                   ------------
Total Common Stocks                                                   122,707
                                                                   ------------
(Cost $95,251)

===============================================================================
 SHORT-TERM INSTRUMENTS 11.8%
===============================================================================

                                                       Principal
                                                          Amount
                                                          (000s)
Time Deposit 11.8%
State Street Bank
    5.250% due 07/01/98                          $        16,375       16,375
                                                                   ------------
Total Short-Term Instruments                                           16,375
                                                                   ============
(Cost $16,375)

Total Investments (a) 100.2%                                       $  139,082
(Cost $111,626)

Other Assets and Liabilities (Net) (0.2%)                                (331)
                                                                   ------------

Net Assets 100.0%                                                  $  138,751
                                                                   ============


                                                                                       Value
                                                                                       (000s)
----------------------------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                                $     31,758

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                                      (4,341)
                                                                                    ------------

Unrealized appreciation-net                                                         $     27,417
                                                                                    ============

(b) Non-income producing security.

(c) Foreign cash in the amount of $476,663 has been segregated with the custodian to cover margin requirements for the following open futures contract at June 30, 1998:


                                                                     Unrealized
Type                                             Contracts         Appreciation
--------------------------------------------------------------------------------
Osaka 300 Index                                        231      $           117

(d) Foreign forward currency contracts outstanding at June 30, 1998:

                                 Principal
                                    Amount                       Unrealized
                                   Covered     Expiration     Appreciation/
Type                           by Contract          Month    (Depreciation)
--------------------------------------------------------------------------------
Buy                 BP               5,038          07/98    $            1
Sell                DM              39,800          07/98               (20)
Sell                PE              24,321          07/98                 0
                                                             ---------------
                                                             $          (19)
                                                             ===============
(e) Principal amount denoted in indicated currency:

       BP- British Pound
       DM- German Mark
       PE- Portuguese Escudo


40  See accompanying notes

Schedule of Investments

International Fund
June 30, 1998

                                                                         Value
                                                          Shares        (000s)
================================================================================
 COMMON STOCKS 104.2%
================================================================================

Brazil 3.4%
Telecomunicacoes Brasileiras - ADR                        10,900      $    1,190
Centrais Electricas Brasileiras SA `B'                27,053,800             814
Companhia Vale do Rio Doce                            26,300,000             534
Banco Itau SA                                            668,100             381
Banco Bradesco SA                                     41,128,800             343
Petroleo Brasileiro SA                                 1,841,500             342
Telecomunicacoes Brasileiras SA                        3,648,200             290
Companhia Energetica de Minas Gerais                   8,479,400             264
Companhia Siderurgica Nacional                         8,519,300             213
Usimas Siderurgicas Minas Gerais SA PR                40,900,000             206
Souza Cruz SA                                         23,000,000             171
Companhia Cervejaria Brahma                              270,400             168
Companhia Paulista de Forca e Luz                      1,108,100             113
Aracruz Celulose SA `B'                               81,500,000              91
White Martins SA                                      46,900,000              44
Centrais Geradoras do Sul do Brasil SA (b)            15,842,000              23
Companhia Vale do Rio Doce - Bonus Shares                 27,368               0
                                                                      ----------
                                                                           5,187
Chile 4.0%
Compania de Telecomunicaciones de Chile
SA SP - ADR                                               69,855           1,419
Enersis SA SP - ADR                                       50,100           1,224
Empresa Nacional de Electricidad SA SP - ADR              59,200             844
Banco Santander Chile SP - ADR                            60,350             777
Gener SA SP - ADR                                         38,133             696
Compania Cervecerias Unidas SA SP - ADR                   20,300             429
Quimica Minera Chile SA SP - ADR                          12,200             409
Maderas Y Sinteticos SP - ADR                             30,400             247
Madeco SA - ADR                                           20,742             183
                                                                      ----------
                                                                           6,228
Finland 8.9%
Nokia OYJ `A'                                             85,500           6,278
Werner Soderstrom Osakey `B'                              23,700           1,553
Hartwall OYJ ABP                                          47,400           1,518
UPM-Kymmene Corp.                                         35,650             980
Neste OY                                                  25,250             781
Okobank `A'                                               43,000             779
Metsa Serla `B'                                           79,470             766
Yit-Yhtyma OY                                             45,500             729
Viking Line AB                                             5,750             304
Rauma Group OY                                               630              13
                                                                      ----------
                                                                          13,701
France 17.7%
PSA Peugeot Citroen                                       10,120           2,171
Elf Aquitaine SA                                          14,122           1,981
VIVENDI                                                    8,910           1,898
Alcatel Alsthom                                            9,130           1,854
L'OREAL                                                    3,220           1,787
Groupe Danone                                              6,400           1,760
Lafarge SA                                                15,491           1,597
Pinault-Printemps-Redoute SA                               1,890           1,578
LVMH                                                       7,810           1,559
Total SA                                                  11,810           1,532
Societe Generale                                           7,220           1,497
Compagnie de Saint Gobain                                  7,530           1,393
Groupe GTM                                                12,000           1,243
Banque National de Paris                                  14,920           1,216
AXA-UAP                                                   10,214           1,146
France Telecom SA                                         13,040             897
Schneider SA                                               8,231             655
Valeo                                                      6,360             648
Credit Commercial de France                                7,150             600
Alstom (b)                                                11,000             361
VIVENDI Warrants (b)                                       2,750               5
                                                                      ----------
                                                                          27,378
Germany 8.5%
SAP AG-Vorzug                                              2,490           1,690
Bayer AG                                                  23,500           1,210
Mannesmann AG                                             11,750           1,190
Allianz AG                                                 3,510           1,155
Volkswagen AG                                                999             959
Bayerische Vereinsbank SG                                 10,900             925
Viag AG                                                    1,150             776
Deutsche Bank                                              8,750             740



VEBA AG                                                   10,860         $   739
RWE AG                                                    10,060             595
Daimler Benz AG                                            5,870             575
Muenchener Rueckversicherungs-
Gesellschaft AG                                            1,020             505
Siemens AG                                                 8,243             501
Metro AG                                                   8,100             491
BASF AG                                                    9,900             468
Commerzbank AG                                             8,400             321
Dresdner Bank AG                                           4,720             254
Allianz AG (b)                                                67              22
Daimler Benz AG Rights (b)                                 5,870               6
                                                                         -------
                                                                          13,122
Hungary 4.9%
Magyar Tavkozlesi Rt.                                    488,000           2,830
MOL Magyar Olaj-es Gazipare                               70,100           1,888
OTP Bank                                                  26,000           1,276
Richter Gedeon                                            11,425             918
Pick Szeged Rt.                                            5,400             315
Danubius Hotel (b)                                        10,300             207
Graboplast                                                 4,450             113
                                                                         -------
                                                                           7,547
Ireland 3.8%
Allied Irish Banks PLC                                   174,000           2,509
CRH PLC                                                  109,000           1,545
Jefferson Smurfit Group PLC                              271,300             805
Kerry Group PLC                                           38,500             531
Irish Life PLC                                            56,600             521
                                                                         -------
                                                                           5,911
Israel 5.1%
ECI Telecommunications Limited                            24,200             917
Bank Hapoalim Limited                                    301,000             910
Koor Industries Limited                                    7,400             854
Teva Pharmaceutical Industries Limited                    20,920             751
Bezek Israeli Telecommunication Corp. Limited            199,800             638
Formula Systems Limited (b)                               17,300             605
Industrial Buildings Corp.                               356,000             596
Supersol Limited                                         179,900             592
Bank Leumi Le-Israel                                     269,000             536
Elite Industries Limited                                  13,800             451
Israel Chemicals Limited                                 353,000             451
Blue Square Chain Stores (b)                              31,200             384
Agis Industries Limited                                   27,800             188
                                                                         -------
                                                                           7,873
Italy 9.8%
ENI SpA                                                  402,400           2,633
Banca Commerciale Italiana                               310,000           1,851
Telecom Italia SpA                                       227,665           1,673
Telecom Italia Mobile SpA                                252,000           1,538
Fiat SpA                                                 332,600           1,453
Assicuazioni Generali                                     44,480           1,444
Istituto Mobiliare Italiano SpA                           63,500             998
Edison SpA                                               121,000             969
Alleanza Assicurazioni                                    62,000             841
Instituto Nazionale delle Assicurazioni                  235,000             666
Benetton Group SpA                                       277,200             574
Danieli & Co.                                             61,000             512
                                                                         -------
                                                                          15,152
Japan 9.2%
Fuji Photo Film                                           36,000           1,250
Nippon Telegraph & Telephone                                 145           1,198
Fanuc                                                     31,900           1,100
Sumitomo Bank Limited                                    113,000           1,096
Hitachi Limited                                          168,000           1,093
Fujisawa Pharmaceutical                                  103,000             961
Aoyama Trading Co. Limited                                35,400             870
Kirin Brewery Co. Limited                                 84,000             791
Murata Manufacturing Co.                                  21,000             679
Tokio Marine & Fire Insurance Co.                         59,000             605
Toyota Motor Corp.                                        23,000             593
Matsushita Electric Industrial Co. Limited                34,000             545
Canon, Inc.                                               24,000             543
Mitsui O.S.K. Lines Limited                              313,000             531
Sumitomo Trust & Banking                                 101,000             450
Tokyo Electric Power                                      22,800             446
Bridgestone Corp.                                         18,000             424

                                                      See accompanying notes  41

International Fund
June 30, 1998



                                                                          Value
                                                          Shares         (000s)


NEC Corp.                                                 45,000        $   418
Mitsubishi Heavy Industries Limited                       88,000            331
Ito-Yokado Co. Limited                                     7,000            328
                                                                        -------
                                                                         14,252
Mexico 2.3%
Telefonos de Mexico - ADR                                 20,770            998
Grupo Modelo SA de CV `C'                                 38,500            328
Cifra SA de CV `V'                                       180,593            272
Empresas La Moderna SA de CV (b)                          39,100            228
Grupo Televisa SA SP - GDR (b)                             5,900            222
Cemex SA de CV                                            52,839            199
Grupo Mexico SA `B'                                       64,800            178
Alfa SA de CV `A'                                         42,250            173
Grupo Carso SA de CV `A1'                                 40,350            167
Kimberly Clark de Mexico SA de CV `A'                     47,050            167
Grupo Financiero Banamex Accival `L' (b)                  91,881            149
Formento Economico Mexicano SP - ADR                       4,440            140
Grupo Industrial Bimbo SA de CV `A'                       57,336            116
Industrias Penoles SA                                     30,900             98
Desc SA de CV `B'                                         14,700             75
Controladora Comercial Mexicana SA de CV                  67,600             56
TV Azteca SA de CV SP - ADR                                4,100             44
Desc SA de CV `C'                                          1,567              8
Transport Maritima - ADR                                     750              5
                                                                        -------
                                                                          3,623
Netherlands 4.7%
Royal Dutch Petroleum Co.                                 33,370          1,847
ING Groep NV                                              14,585            953
Unilever NV                                               11,820            936
Verernigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit                                         21,180            768
Philips Electronics NV                                     6,740            565
Akzo Noble NV                                              2,440            541
Fortis Amev NV                                             7,830            458
ABN-AMRO Holdings                                         16,700            390
Koninklijke KPN NV                                         7,290            280
Elsevier NV                                               17,630            266
TNT Post Groep NV (b)                                      7,290            186
                                                                        -------
                                                                          7,190
Peru 0.9%
Telefonica del Peru SA `B'                               361,700            747
Credicorp Limited                                         18,500            272
Cerveceria Backus Y Johnston SA `T'                      269,765            138
Banco Wiese SP - ADR                                      18,700             64
Luz del Sur Servicios SA `B'                              83,400             62
Cementos Lima SA                                          28,139             53
Compania de Minas Buenaventura SA `B'                      4,700             31
Compania de Minas Buenaventura SA `A'                      1,780             12
                                                                        -------
                                                                          1,379
Poland 1.5%
Elektrim Spolka Akcyjna SA                                55,100            672
Bank Slaski SA W Katawicach                                5,700            383
Bank Rozwoju Eksportu SA                                  10,700            290
BIG Bank Gdanski SA                                      205,600            274
Wielkopolski Bank Kredytowy SA                            29,200            226
Bank Przemyslowo-Handlow SA                                1,700            122
Stomil Olsztyn SA                                         14,500             99
Amica Wronki SA (b)                                        9,500             94
Polifarb-Cieszyn-Wroclaw SA                               33,900             87
Debica SA                                                  3,700             74
Agros Holding SA (b)                                       4,400             64
BK Rozwoj Right (b)                                        9,804              3
                                                                        -------
                                                                          2,388
Portugal 8.0%
Portugal Telecom SA                                       54,290          2,872
EDP-Electricidade de Portugal SA                          83,800          1,944
Cimpor-Cimentos de Portugal SGPS SA                       33,095          1,160
Banco Comercial Portugues SA `R'                          36,618          1,038
Companhia de Seguros Mundial Confianca SA (b)             36,000            955
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                               17,380            947
Banco Espirito Santo e Comercial de Lisboa SA             30,145            903
BPI-SGPS SA                                               25,650            826
Jeronimo Martins, SGPS, SA                                15,900            762
Investec-Consultoria Internacional SA (b)                 13,000            597
Brisa-Auto Estradas de Portugal SA                         9,800            418
                                                                        -------
                                                                         12,422
Switzerland 5.3%
Novartis AG                                                1,174     $    1,950
Roche Holding AG                                             133          1,304
Nestle SA                                                    520          1,111
UBS AG (b)                                                 2,550            946
Credit Suisse Group                                        3,675            816
Clariant AG (b)                                            1,018            669
Holderbank Financiere Glarus AG                              464            589
ABB AG                                                       334            492
TAG Heuer International SA                                 2,800            265
Ciba Specialty Chemicals AG                                    4              1
                                                                     ----------
                                                                          8,143
Turkey 5.6%
Turkiye IS Bankasi `C'                                35,355,000          1,427
Arcelik AS                                            20,199,500            948
Turkiye Garanti Bankasi AS                            18,370,000            845
Eregli Demir Ve Celik Fabrikalari TAS                  4,369,000            681
Yapi ve Kredi Bankasi AS                              25,387,570            648
Ege Biracilik Ve Malt Sanayii AS                       4,345,000            514
Akbank TAS                                            15,682,330            506
Bagfas Bandirma Gubre Fabrikalari AS                   3,270,000            503
Migros Turk TAS                                          504,400            492
Brisa Bridgestone Sabanci Lastik San. Be Tic AS        8,093,000            387
Haci Omer Sabanci Holding AS                           6,174,000            382
Adana Cimento Sanayii `A'                              8,435,530            314
Otosan Otomobil Sanayii AS                               496,000            265
Aygaz AS                                               1,580,000            237
Turk Sise Ve Cam Fabrikalari AS                        6,765,070            224
Northern Elektrik Telekomunikasyon AS (b)                813,000            217
                                                                     ----------
                                                                          8,590
Venezuela 0.6%
Compania Anonima Nacional
   Telefonos de Venezuela - ADR                           31,850            796
Mavesa SA - ADR                                           25,350             81
                                                                     ----------
                                                                            877
                                                                     ----------
Total Common Stocks                                                     160,963
                                                                     ----------
(Cost $129,491)

================================================================================
 SHORT-TERM INSTRUMENTS 3.8%
================================================================================

                                                      Principal
                                                         Amount
                                                         (000s)
Time Deposit 3.8%
State Street Bank
    5.250% due 07/01/98                               $   5,877           5,877
                                                                      ---------
Total Short-Term Instruments                                              5,877
                                                                      ---------
(Cost $5,877)

Total Investments (a) 108.0%                                          $ 166,840
(Cost $135,368)

Other Assets and Liabilities (Net) (8.0%)                               (12,388)
                                                                      ---------

Net Assets 100.0%                                                     $ 154,452
                                                                      ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                  $  41,359

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                     (9,967)
                                                                      ---------
Unrealized appreciation-net                                           $  31,392
                                                                      ---------
(b) Non-income producing security.






42    See accompanying notes

(c) Foreign forward currency contracts outstanding at June 30, 1998:

                           Principal
                              Amount
                             Covered      Expiration                 Unrealized
Type                     by Contract           Month               Depreciation
--------------------------------------------------------------------------------
Sell                DM        21,200           07/98         $              (10)
Sell                PE        74,444           07/98                         (1)
                                                                       ---------
                                                             $              (11)
                                                                       ---------
(d) Principal amount denoted in indicated currency:

       DM- German Mark
       PE- Portuguese Escudo




                                                     See accompanying notes   43

Schedule of Investments

Emerging Markets Fund
June 30, 1998

                                                                           Value
                                                         Shares           (000s)
================================================================================
  COMMON STOCKS 97.7%
================================================================================

Argentina 8.1%
YPF Sociedad Anonima - ADR                                22,650      $      681
Telefonica de Argentina - ADR                             17,133             556
Compania Naviera Perez Co. - ADR                          28,912             290
Banco Frances del Rio de la Plata SA                      20,720             157
Astra Cia Argentina de Petro SA                           94,650             152
Banco de Galicia y Buenos Aires SA de CV                  32,369             146
Siderca SA "A"                                            74,816             127
Inversiones Y Representaciones SA - GDR                    2,306              67
Molinos Rio de La Plata SA                                13,266              29
Renault Argentina                                         11,160              22
                                                                      ----------
                                                                           2,227
Brazil 9.7%
Telecomunicacoes Brasileiras - ADR                         5,160             563
Centrais Electricas Brasileiras SA "B"                    16,126             485
Banco Itau SA                                            403,900             231
Telecomunicacoes Brasileiras SA                        2,485,000             198
Banco Bradesco SA                                     23,570,907             197
Petroleo Brasileiro SA                                 1,051,300             195
Companhia Vale do Rio Doce                                 9,062             184
Companhia Energetica de Minas Gerais                   5,263,445             164
Companhia Siderurgica Nacional                         3,471,500              87
Usimas Siderurgicas Minas Gerais SA PR                    16,319              82
Companhia Paulista de Forca e Luz                        680,200              70
Aracruz Celulose SA "B"                                   60,600              67
White Martins SA                                          62,555              59
Companhia Cervejaria Brahma                               55,700              35
Souza Cruz SA                                              4,500              33
Centrais Geradoras do Sul do Brasil SA (b)            16,125,620              23
Companhia Vale do Rio Doce - Bonus Shares                 29,662               0
                                                                      ----------
                                                                           2,673
Chile 9.0%
Compania de Telecomunicaciones de Chile
SA SP - ADR                                               28,551             580
Enersis SA SP - ADR                                       21,300             521
Empresa Nacional de Electricidad SA SP - ADR              27,350             390
Banco Santander Chile SP - ADR                            19,000             245
Gener SA SP - ADR                                         13,228             241
Quimica Minera Chile SA SP - ADR                           5,330             179
Compania Cervecerias Unidas SA SP - ADR                    7,300             154
Maderas Y Sinteticos SP - ADR                             14,090             114
Madeco SA - ADR                                            8,057              71
                                                                      ----------
                                                                           2,495
Hungary 7.6%
Magyar Tavkozlesi Rt                                     135,000             783
MOL Magyar Olaj-es Gazipare                               19,900             536
OTP Bank                                                   6,100             299
Richter Gedeon                                             3,025             243
Danubius Hotel (b)                                         5,400             108
Pick Szeged Rt                                             1,500              88
Graboplast                                                 1,300              33
                                                                      ----------
                                                                           2,090
India 4.2%
India Public Sector Fund Limited                          33,000             264
Hindalco Industries Limited SP - GDR                      12,210             171
Videsh Sanchar Nigam Limited - ADR (b)                    12,400             133
State Bank of India - GDR                                  6,200              73
Gujarat Ambuja - GDR                                      15,100              71
Bajaj Auto Limited                                         5,100              69
EIH Limited                                               11,780              63
BSES Limited - GDR                                         5,900              61
Tata Engineering and Locomotive Co.
Limited SP - GDR                                          20,624              60
Indian Rayon & Industries Limited - GDR                   18,825              59
Larsen & Tourbro Limited - GDR                             6,180              56
Indian Hotels Co. - GDR                                    6,030              48
Steel Authority of India                                  15,300              38
                                                                      ----------
                                                                           1,166
Israel 12.6%
Bank Hapoalim Limited                                    155,900             471
Formula Systems Limited (b)                               11,100             388
ECI Telecommunications Limited                             9,600             364
Koor Industries Limited                                    3,080             356
Teva Pharmaceutical Industries Limited                     8,400             301
Bezek Israeli Telecommunication Corp. Limited             83,300             266
Industrial Buildings Corp.                               152,000             255



Bank Leumi Le-Israel                                     115,000         $   229
Elite Industries Limited                                   6,600             216
Supersol Limited                                          63,500             209
Blue Square Chain Stores (b)                              13,400             165
Israel Chemicals Limited                                 125,000             160
Agis Industries Limited                                   16,800             113
                                                                         -------
                                                                           3,493
Mexico 8.9%
Telefonos de Mexico - ADR                                 13,050             627
Cifra SA de CV "V"                                       150,137             226
Grupo Modelo SA de CV "C"                                 24,700             210
Alfa SA de CV "A"                                         34,100             139
Empresas La Moderna SA de CV (b)                          23,100             134
Grupo Carso SA de CV "A1"                                 32,000             133
Grupo Televisa SA SP - GDR (b)                             3,240             122
Kimberly Clark de Mexico SA de CV "A"                     32,800             116
Grupo Mexico SA "B"                                       42,310             116
Grupo Industrial Bimbo SA de CV "A"                       55,464             112
Cemex SA de CV                                            29,223             110
Grupo Financiero Banamex Accival "L" (b)                  63,707             103
Formento Economico Mexicano SP - ADR                       3,100              98
Industrias Penoles SA                                     30,000              95
Desc SA de CV "B"                                         14,200              72
TV Azteca SA de CV SP - ADR                                4,000              43
                                                                         -------
                                                                           2,456
Peru 3.5%
Telefonica del Peru SA "B"                               267,938             553
Credicorp Limited                                         11,516             169
Cerveceria Backus Y Johnston SA "T"                      173,983              89
Luz del Sur Servicios SA "B"                              37,700              28
Compania de Minas Buenaventura SA "A"                      4,147              28
Ferreyros SA                                              18,303              25
Cementos Lima SA                                          12,643              24
Banco Wiese SP - ADR                                       6,000              21
Compania de Minas Buenaventura SA "B"                      1,574              10
Southern Peru Copper Corp. "T" (b)                         2,200               8
Minsur SA                                                  3,868               8
                                                                         -------
                                                                             963
Poland 4.5%
Elektrim Spolka Akcyjna SA                                28,131             343
Bank Slaski SA W Katawicach                                2,880             193
Bank Rozwoju Eksportu SA                                   5,410             147
BIG Bank Gdanski SA                                      105,100             140
Wielkopolski Bank Kredytowy SA                            14,900             115
Bank Przemyslowo-Handlow SA                                  900              65
Amica Wronki SA (b)                                        5,900              59
Stomil Olsztyn SA                                          7,600              52
Polifarb-Cieszyn-Wroclaw SA                               17,256              45
Debica SA                                                  2,180              44
Agros Holding SA (b)                                       2,300              34
BK Rozwoj Rights (b)                                       5,378               2
                                                                         -------
                                                                           1,239
Portugal 6.0%
Portugal Telecom SA                                        6,710             355
EDP-Electricidade de Portugal SA                          10,700             248
Cimpor-Cimentos de Portugal SGPS SA                        4,215             148
Banco Espirito Santo e Comercial de Lisboa SA              4,616             138
BPI-SGPS SA                                                4,100             132
Banco Comercial Portugues SA "R"                           4,370             124
Companhia de Seguros Mundial Confianca SA (b)              4,600             122
Sonae Investimentor-Sociedade Gestora de
   Participacoes Sociais SA                                2,200             120
Jeronimo Martins, SGPS, SA                                 2,195             105
Investec-Consultoria Internacional SA (b)                  2,100              96
Brisa-Auto Estradas de Portugal SA                         1,300              55
                                                                         -------
                                                                           1,643
Russia 2.3%
Lukoil Holding SP - ADR                                    5,000             168
Unified Energy Systems - GDR (b)                          12,250             164
Mosenergo SP - ADR                                        15,300              77
Rostelecom SP - ADR                                        5,400              72
AO Tatneft - ADR                                           7,500              58
Surgutneftegaz SP - ADR                                   12,600              51
Rao Gazprom - ADR                                          3,800              42
                                                                         -------
                                                                             632





44  See accompanying notes

                                                                        Value
                                                         Shares        (000s)
--------------------------------------------------------------------------------

South Africa 6.1%
De Beers Centenary AG                                     11,620     $       201
Liberty Life Association of Africa                         9,550             183
South African Breweries Limited                            8,990             182
Rembrandt Group Limited                                   26,940             165
Nedcor Limited - GDR                                       7,210             151
Nasionale Pers Beperk Limited                             18,600             120
Barlow Limited                                            19,170              99
Smith C.G. Limited                                        36,330              98
ABSA Group Limited - GDR                                   7,717              93
Driefontein Consolidated Limited                          17,300              88
Sasol Limited                                             15,000              86
ABSA Group Limited                                        11,480              70
Metro Cash & Carry Limited                                70,500              44
Woolworth - GDR (b)                                        5,300              42
Anglo American Platinum Corp. Limited                      3,300              35
FirstRand Limited                                         21,400              32
                                                                     -----------
                                                                           1,689
Turkey 11.3%
Turkiye IS Bankasi "C"                                14,577,500             588
Yapi Ve Kredi Bankasi AS                              12,333,100             315
Turkiye Garanti Bankasi AS                             6,669,000             307
Akbank TAS                                             7,828,680             253
Eregli Demir Ve Celik Fabrikalari TAS                  1,469,000             229
Migros Turk TAS                                          225,400             220
Ege Biracilik Ve Malt Sanayii AS                       1,814,000             215
Arcelik AS                                             4,049,500             190
Brisa Bridgestone Sabanci Lastik San. Ve Tic AS        3,727,000             178
Haci Omer Sabanci Holding AS                           2,759,000             171
Adana Cimento Sanayii "A"                              3,770,460             140
Aygaz AS                                                 730,000             110
Turk Sise Ve Cam Fabrikalari AS                        3,022,280             100
Northern Elektrik Telekomunikasyon AS (b)                363,000              97
                                                                     -----------
                                                                           3,113
Venezuela 3.9%
Compania Anonima Nacional
   Telefonos de Venezuela - ADR                           19,200             480
La Electricidad de Caracas                               588,588             266
Banco Provincial SA                                      104,485             125
Corporacion Venezolana de Cementos, SACA                 103,900             103
Mavesa SA - ADR                                           15,350              49
Siderurgica Venezolana Sivensa "A"                       474,483              42
                                                                     -----------
                                                                           1,065
                                                                     -----------
Total Common Stocks                                                       26,944
                                                                     -----------
(Cost $29,806)

Total Investments (a) 97.7%                                          $    26,944
(Cost $29,806)

Other Assets and Liabilities (Net) 2.3%                                      625
                                                                     -----------
Net Assets 100.0%                                                    $    27,569
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.
                                                                  $     4,319
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                   (7,265)
                                                                    ------------

Unrealized depreciation-net                                       $    (2,946)
                                                                    ------------
(b) Non-income producing security.

                                                      See accompanying notes  45

Schedule of Investments

Innovation Fund
June 30, 1998

                                                                          Value
                                                           Shares        (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 93.5%
-------------------------------------------------------------------------------

Capital Goods 0.8%
MotivePower Industries, Inc. (b)                          120,000    $    2,940

Communications 6.0%
Nextel Communications, Inc. `A' (b)                       250,000         6,219
Skytel Communications, Inc.                               250,000         5,852
WinStar Communications, Inc. (b)                          100,000         4,294
Clearnet Communications, Inc. `A' (b)                     320,000         3,520
Com21, Inc.                                               150,000         3,187
                                                                     ----------
                                                                         23,072
Consumer Discretionary 0.9%
Tefron Limited (b)                                        150,000         3,300

Financial & Business Services 1.7%
Outdoor Systems, Inc. (b)                                 230,000         6,440

Health Care 12.1%
VISX, Inc. (b)                                            200,000        11,900
Quintiles Transnational Corp. (b)                         200,000         9,838
Sofamor Danek Group, Inc. (b)                              90,000         7,791
STERIS Corp. (b)                                          100,000         6,359
Guidant Corp.                                              80,000         5,705
Theragenics Corp. (b)                                     200,000         5,213
                                                                     ----------
                                                                         46,806
Technology 72.0%
America Online, Inc. (b)                                  300,000        31,800
Cisco Systems, Inc. (b)                                   250,000        23,016
Microsoft Corp. (b)                                       190,000        20,591
Nokia Corp. - ADR                                         260,000        18,866
Lucent Technologies, Inc.                                 219,600        18,268
Yahoo, Inc. (b)                                           100,000        15,750
Saville Systems - ADR (b)                                 270,000        13,534
Ascend Communications, Inc. (b)                           250,000        12,391
CBT Group PLC SP - ADR (b)                                220,000        11,770
Dell Computer Corp. (b)                                   120,000        11,137
Tellabs, Inc. (b)                                         150,000        10,744
Intel Corp.                                               140,000        10,377
Network Associates, Inc. (b)                              195,000         9,336
Tekelec (b)                                               200,000         8,950
Aspect Development, Inc. (b)                              110,000         8,319
CheckFree Holdings Corp.                                  250,000         7,359
Fore Systems, Inc. (b)                                    265,000         7,022
Citrix Systems, Inc. (b)                                  100,000         6,837
Premisys Communications, Inc. (b)                         230,000         5,721
Xilinx, Inc. (b)                                          140,000         4,760
Compaq Computer Corp. (b)                                 165,000         4,682
3Com Corp. (b)                                            150,000         4,603
BEA Systems, Inc. (b)                                     200,000         4,587
Flextronics International Limited                         100,000         4,350
Business Objects SA SP - ADR (b)                          225,000         3,797
America Online, Inc. Rights (b)                           300,000             0
                                                                     ----------
                                                                        278,567
                                                                     ----------
Total Common Stocks                                                     361,125
(Cost $204,437)                                                      ==========

-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.6%
-------------------------------------------------------------------------------
                                                        Principal
                                                           Amount
                                                           (000s)
Commercial Paper 7.6%
Federal Home Loan Bank Corp
    5.400% due 07/01/98                                $   27,000        27,000
Federal National Mortgage Association
    5.750% due 07/01/98                                     2,300         2,300
                                                                     ----------
Total Short-Term Instruments                                             29,300
(Cost $29,300)                                                       ==========


                                                                          Value
                                                                         (000s)
-------------------------------------------------------------------------------
Total Investments (a) 101.1%                                         $  390,425
(Cost $233,737)

Written Options (c) (0.3%)                                                 (975)
(Premiums $650)

Other Assets and Liabilities (0.8%)                                      (3,123)
                                                                     ----------
Net Assets 100.0%                                                    $  386,327
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  159,448

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (2,760)
                                                                     ----------
Unrealized appreciation-net                                          $  156,688
                                                                     ==========

(b) Non-income producing security.

(c) Premiums received on written options:

                                                        Premium          Value
Type                                    Contracts        (000s)          (000s)
-------------------------------------------------------------------------------
Call - OTC America Online, Inc. (07/98)
    Strike @ 110.00 Exp. 07/17/98           1,000       $   310      $      300
Call - OTC Yahoo, Inc. (07/98)
    Strike @ 150.00 Exp. 07/17/98             500           340             675
                                                        -----------------------
                                                        $   650      $      975
                                                        =======================

46  See accompanying notes

Schedule of Investments

Precious Metals Fund
June 30, 1998


                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 68.7%
--------------------------------------------------------------------------------

Australia 6.6%
Normandy Mining Limited                                   700,000    $      572
Sons of Gwalia Limited "A"                                120,000           297
Acacia Resources Limited (b)                              250,000           266
Ranger Minerals NL (b)                                    104,000           231
Delta Gold NL                                             170,000           208
Macraes Mining Co. Limited                                130,000            56
Emperor Mines Limited (b)                                 190,000            54
                                                                     ----------
                                                                          1,684
Canada 24.4%
Placer Dome, Inc.                                          75,000           881
Barrick Gold Corp.                                         40,000           767
Franco-Nevada Mining Corp. Limited                         32,500           645
Battle Mountain Gold Co.                                  105,000           623
Meridian Gold, Inc. (b)                                   290,000           602
Euro-Nevada Mining Corp.                                   41,600           568
Battle Mountain Canada Limited                             50,000           293
Richmont Mines, Inc. (b)                                  110,000           285
Goldcorp, Inc. "A" (b)                                     55,000           258
Namibian Minerals Corp. (b)                                95,000           217
Barrick Gold Corp.                                         16,700           203
Kinross Gold Corp.                                         60,000           202
IAMGOLD (b)                                                73,000           186
Cambior, Inc.                                              27,000           159
Romarco Minerals, Inc. (b)                                 45,000            58
Sutton Resources Limited                                   10,000            57
Royal Oak Mines, Inc. (b)                                  60,000            53
Rio Narcea Gold Mines Limited (b)                          20,000            44
Pangea Goldfields, Inc. (b)                                45,000            44
Miramar Mining Corp. - ADR                                 30,000            34
Minefinders Corp. Limited (b)                              24,000            28
Viceroy Resources Corp. (b)                                 9,400            15
                                                                     ----------
                                                                          6,222
Ghana 0.6%
Ashanti Goldfields Co. - GDR                               20,000           163

South Africa 19.2%
Anglo American Gold Investment Co. Limited - ADR           74,164         1,474
Anglo American Gold Investment Co. Limited                 20,708           821
Harmony Gold Mining Co. Limited (b)                       116,000           472
Driefontein Consolidated Limited SP - ADR                  70,000           359
Gold Fields of South Africa Limited SP - ADR               30,000           347
Western Areas Gold Mining Co. Limited                      75,000           237
St. Helens Gold Mine - ADR                                 80,000           163
Driefontein Consolidated Limited                           30,000           153
Gencor Limited                                            100,000           152
Gold Fields Limited - ADR (b)                              33,222           141
Gold Fields of South Africa                                10,000           113
Randfontein Estates Gold Mining Co.
   Witwatersrand Limited                                   50,000           105
Randgold & Exploration Co. Limited (b)                    140,000           105
Durban Roodepoort Deep Limited SP - ADR (b                 41,961            90
West Rand Consolidated Mines Limited (b)                   50,000            48
Harmony Gold Mining Co. Limited SP - ADR (b)               10,000            41
Durban Roodepoort Deep Options                             83,922            35
Kalahari Goldridge Mining Co. Limited (b)                  64,500            23
Durban Roodepoort Deep Options "B"                         20,980             8
Randfontein Estates Gold Option                             7,800             4
                                                                     ----------
                                                                          4,891
United Kingdom 0.8%
Rangold Resources Limited (b)                              17,000            91
Reunion Mining PLC (b)                                     60,000            70
Golden Star Resources Limited (b)                          20,000            42
                                                                     ----------
                                                                            203
United States 17.1%
Homestake Mining Co.                                      120,000         1,245
Getchell Gold Corp. (b)                                    70,000         1,050
Stillwater Mining Co. (b)                                  30,000           814
Newmont Mining Corp.                                       31,000           732
Newmont Gold Co.                                           10,000           247
Royal Gold, Inc. (b)                                       46,000           230
Alta Gold Co. (b)                                          34,000            60
                                                                     ----------
                                                                          4,378
                                                                     ----------
Total Common Stocks                                                      17,541
(Cost $27,735)                                                       ==========


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 15.2%
--------------------------------------------------------------------------------

Commercial Paper 13.3%
American Express
    5.950% due 07/01/98                                $    1,700    $    1,700
General Electric Co.
    5.600% due 07/01/98                                     1,700         1,700
                                                                     ----------
                                                                          3,400
Repurchase Agreement 1.9%
State Street Bank
    4.250% due 07/01/98                                       479           479
    (Dated 06/30/98.  Collateralized by
    U.S. Treasury Note 5.875% 02/15/00
    valued at $492,617.  Repurchase
    proceeds are $479,057.)
                                                                     ----------
Total Short-Term Instruments                                              3,879
(Cost $3,879)                                                        ==========

Total Investments (a) 83.9%                                          $   21,420
(Cost $31,614)

Other Assets and Liabilities (Net) 16.1%                                  4,121
                                                                     ----------
Net Assets 100.0%                                                    $   25,541
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.                 $      319

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (11,653)
                                                                     ----------
Unrealized depreciation-net                                          $  (11,334)
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  47

Schedule of Investments

Balanced Fund
June 30, 1998


                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 56.4%
--------------------------------------------------------------------------------

Aerospace 0.4%
Northrop Grumman Corp.                                      2,400    $      248

Building 0.2%
Centex Corp.                                                3,900           147

Capital Goods 2.4%
Tyco International Limited                                  4,600           290
Textron, Inc.                                               3,900           280
Illinois Tool Works, Inc.                                   3,900           260
Johnson Controls, Inc.                                      4,500           257
United Technologies Corp.                                   2,400           222
Dana Corp.                                                  3,500           187
AGCO Corp.                                                  8,500           175
                                                                     ----------
                                                                          1,671
Communications 2.0%
Bell Atlantic Corp.                                        13,400           611
Southern New England Telecommunications Corp.               8,000           524
SBC Communications, Inc.                                    5,300           212
                                                                     ----------
                                                                          1,347
Consumer Discretionary 7.9%
Chrysler Corp.                                             10,600           598
Tandy Corp.                                                 8,500           451
American Greetings Corp. "A"                                7,800           397
Brunswick Corp.                                            16,000           396
Costco Cos., Inc. (b)                                       6,000           378
VF Corp.                                                    6,900           355
Jones Apparel Group, Inc. (b)                               9,400           344
TJX Cos., Inc.                                             14,200           343
Maytag Corp.                                                6,700           331
Dayton Hudson Corp.                                         6,400           310
Harley-Davidson, Inc.                                       7,500           291
Ford Motor Co.                                              4,200           248
Federated Department Stores, Inc. (b)                       4,300           231
Black & Decker Corp.                                        3,600           220
CVS Corp.                                                   5,100           199
Dillards, Inc. "A"                                          4,700           195
Tupperware Corp.                                            3,200            90
                                                                     ----------
                                                                          5,377
Consumer Services 2.8%
Carnival Corp. "A"                                         10,400           412
Omnicom Group                                               6,900           344
New York Times Co.                                          3,600           285
Gannett, Inc.                                               3,400           242
Marriott International, Inc. "A"                            7,300           236
Tribune Co.                                                 3,400           234
Central Newspapers, Inc. "A"                                2,700           188
                                                                     ----------
                                                                          1,941
Consumer Staples 5.5%
Anheuser Busch Cos., Inc.                                  11,700           552
SUPERVALU, Inc.                                            12,100           537
Whitman Corp.                                              19,000           436
Safeway, Inc. (b)                                           9,300           378
RJR Nabisco Holdings Corp.                                 15,900           378
Kimberly-Clark Corp.                                        8,200           376
Hershey Foods Corp.                                         3,800           262
Quaker Oats Co.                                             4,300           236
Kroger Co. (b)                                              5,200           223
Albertson's, Inc.                                           4,100           212
IBP, Inc.                                                  10,000           181
                                                                     ----------
                                                                          3,771
Energy 3.6%
Repsol SA SP - ADR                                         10,300           567
Ultramar Diamond Shamrock Corp.                            16,700           527
Amoco Corp.                                                 9,000           375
Kerr McGee Corp.                                            4,700           272
Dresser Industries, Inc.                                    5,600           247
Transocean Offshore, Inc.                                   5,300           236
Atlantic Richfield Co.                                      1,200            94
Tidewater, Inc.                                             2,400            79
Rowan Cos., Inc. (b)                                        2,600            51
                                                                     ----------
                                                                          2,448
Environmental Services 0.6%
Browning Ferris Industries, Inc.                           11,100           386


Financial & Business Services 12.1%
PNC Bank Corp.                                             13,800           743
Chase Manhattan Corp.                                       7,700           581
Capital One Financial Corp.                                 3,600           447
Countrywide Credit Industries, Inc.                         7,600           386
Bear Stearns Cos.                                           6,300           358
CIGNA Corp.                                                 5,100           352
Cognizant Corp.                                             5,300           334
American Express Co.                                        2,600           296
Southtrust Corp.                                            6,500           283
Morgan Stanley, Dean Witter, Discover and Co.               3,000           274
MBNA Corp.                                                  8,100           267
Hartford Financial Services Group, Inc.                     2,300           263
Alliance Capital Management LP                             10,300           261
Household International, Inc.                               5,100           254
Associates First Capital Corp. "A"                          3,248           250
Lincoln National Corp.                                      2,700           247
First Union Corp.                                           3,900           227
Simon DeBartolo Group, Inc.                                 6,700           218
Washington Mutual, Inc.                                     5,000           217
Travelers Group, Inc.                                       3,550           215
Provident Cos., Inc. "B"                                    6,100           210
National City Corp.                                         2,900           206
Fleet Financial Group, Inc.                                 2,400           200
BankAmerica Corp.                                           2,300           199
Banc One Corp.                                              3,500           196
Allstate Corp.                                              2,100           192
Loews Corp.                                                 2,200           192
BankBoston Corp.                                            3,400           189
Nationwide Financial Services, Inc.                         3,100           158
Union Planters Corp.                                        1,300            76
                                                                     ----------
                                                                          8,291
Health Care 5.3%
Pharmacia & Upjohn, Inc.                                   13,700           632
American Home Products Corp.                                7,700           398
Mallinckrodt Group, Inc.                                   12,300           365
HBO & Co.                                                   8,200           289
Schering-Plough Corp.                                       3,100           284
Wellpoint Health Networks, Inc. (b)                         3,700           274
Biomet, Inc.                                                8,200           271
Biogen, Inc.                                                5,500           270
Health Management Associates, Inc. "A" (b)                  7,100           237
United Healthcare Corp.                                     3,300           210
Foundation Health Systems, Inc. "A" (b)                     7,100           187
HEALTHSOUTH Corp. (b)                                       6,500           173
                                                                     ----------
                                                                          3,590
Materials & Processing 3.0%
Union Carbide Corp.                                         8,000           427
USX-U.S. Steel Group, Inc.                                 11,800           389
Westvaco Corp.                                             13,500           381
USG Corp. (b)                                               7,000           379
Wellman, Inc.                                              13,100           297
Leggett & Platt, Inc.                                       7,700           193
                                                                     ----------
                                                                          2,066
Technology 5.9%
Storage Technology Corp. (b)                               16,600           720
International Business Machines Corp.                       5,200           597
Harris Corp.                                               12,900           576
Adobe Systems, Inc.                                         8,500           361
BMC Software, Inc. (b)                                      6,000           312
Cisco Systems, Inc. (b)                                     3,350           308
Xerox Corp.                                                 2,700           274
Cadence Design Systems, Inc. (b)                            8,000           250
Computer Associates International, Inc.                     4,300           239
Dell Computer Corp. (b)                                     2,400           223
Tektronix, Inc.                                             5,100           180
                                                                     ----------
                                                                          4,040
Transportation 1.7%
UAL Corp. (b)                                               4,000           312
Continental Airlines, Inc. "B" (b)                          4,000           244
U.S. Airways Group, Inc. (b)                                3,000           238
Delta Air Lines, Inc.                                       1,600           207
FDX Corp. (b)                                               2,900           182
                                                                     ----------
                                                                          1,183


48  See accompanying notes

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
Utilities 3.0%
DTE Energy Co.                                             13,800    $      557
Public Service Enterprise Group, Inc.                      16,100           554
NICOR, Inc.                                                13,600           546
Consolidated Edison, Inc.                                   4,500           207
Ameritech Corp.                                             4,400           197
                                                                     ----------
                                                                          2,061
                                                                     ----------
Total Common Stocks                                                      38,567
(Cost $32,764)                                                       ==========

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 10.7%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Banking and Finance 5.2%
AT&T Capital Corp.
      6.050% due 04/01/99                               $     500           500
Ford Motor Credit Corp.
      5.838% due 10/15/02                                   1,000         1,001
New England Educational Loan Marketing
      5.858% due 06/11/01                                   2,000         2,002
                                                                     ----------
                                                                          3,503
Industrials 2.2%
AMR Corp.
     10.000% due 02/01/01                                     400           437
     9.430% due 05/10/01                                    1,000         1,085
                                                                     ----------
                                                                          1,522
Utilities 3.3%
Long Island Lighting Co.
      9.000% due 11/01/22                                   2,000         2,283
                                                                     ----------
Total Corporate Bonds and Notes                                           7,308
(Cost $6,912)                                                        ==========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 29.0%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.9%
Federal Home Loan Mortgage Corp.
     10.150% due 04/15/06                                      25            25
Federal National Mortgage Assn.
      9.500% due 06/25/18                                     397           420
Independent National Mortgage Corp.
      8.140% due 11/25/24                                     341           352
      8.200% due 11/25/24                                     511           524
                                                                     ----------
                                                                          1,321
Federal Home Loan Mortgage Corporation 12.5%
      6.500% due 07/14/28-08/13/28 (e)                      8,000         7,976
      8.500% due 03/01/23                                     517           548
                                                                     ----------
                                                                          8,524
Federal Housing Administration 0.9%
      7.000% due 07/01/14                                     569           602

Federal National Mortgage Association 6.1%
      7.814% due 12/01/23 (d)                                 346           358
      8.500% due 03/01/25-01/01/08 (e)                      3,644         3,800
                                                                     ----------
                                                                          4,158
Government National Mortgage Association 6.4%
      6.500% due 01/15/24-08/19/28 (e)                      1,381         1,379
      7.000% due 08/20/24                                     625           638
      7.375% due 04/20/23 (d)                               1,286         1,321
      7.500% due 05/15/17                                      12            12
      8.000% due 09/15/16-11/15/26 (e)                        522           542
      9.500% due 09/15/09-10/15/09 (e)                        114           123
     10.750% due 09/15/00-10/15/00 (e)                         83            86
     16.000% due 10/15/11-04/15/12 (e)                        199           246
                                                                     ----------
                                                                          4,347
Other Mortgage-Backed Securities 1.2%
Home Savings of America
      5.890% due 05/25/27                                     840           820
                                                                     ----------
Total Mortgage-Backed Securities                                         19,772
(Cost $19,583)                                                       ==========

                                                        Principal
                                                           Amount         Value
                                                           (000s)         (000s)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.5%
--------------------------------------------------------------------------------

MBNA Master Credit Card Trust
      5.591% due 01/15/02                              $    1,000    $    1,002
                                                                     ----------
Total Asset-Backed Securities                                             1,002
(Cost $997)                                                          ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 12.3%
--------------------------------------------------------------------------------

Commercial Paper 7.2%
Abbott Laboratories
      5.510% due 07/16/98                                   1,000           998
E.I. Du Pont de Nemours
      5.490% due 07/10/98                                   1,000           999
General Electric Capital Corp.
      5.510% due 07/22/98                                     100           100
General Motors Acceptance Corp.
      5.620% due 07/15/98                                     200           200
IBM Credit Corp.
      5.500% due 07/15/98                                     800           798
National Rural Utilities Cooperative
      5.500% due 09/08/98                                     600           594
      5.510% due 08/20/98                                     400           397
New Center Asset Trust
      5.550% due 08/20/98                                     800           794
                                                                     ----------
                                                                          4,880
Repurchase Agreement 4.9%
State Street Bank
    4.250% due 07/01/98                                     3,363         3,363
    (Dated 06/30/98. Collateralized by
    U.S. Treasury Bond 7.875% 11/15/07
    valued at $2,038,182 and U.S. Treasury
    Note 7.250% 05/15/16 valued at $1,403,939.
    Repurchase proceeds are $3,363,397.)

U.S. Treasury Bills (c) 0.2%
    4.990% due 10/15/98                                       140           138
                                                                     ----------
Total Short-Term Instruments                                              8,381
(Cost $8,381)                                                        ==========

Total Investments (a) 109.9%                                         $   75,030
(Cost $68,637)

Other Assets and Liabilities (9.9%)                                      (6,776)
                                                                     ----------

Net Assets 100.0%                                                    $   68,254
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $    7,099

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (834)

Unrealized appreciation-net                                          $    6,265
                                                                     ==========
(b) Non-income producing security.

(c) Securities with an aggregate market value of $138
have been segregated with the custodian to cover margin
requirements for the following open futures contracts at
June 30, 1998:
                                                                     Unrealized
Type                                                    Contracts  Appreciation
--------------------------------------------------------------------------------
U.S. Treasury 10 Year Note                                      9    $        6
U.S. Treasury 30 Year Bond                                     61           101
                                                                     ----------
                                                                     $      107
                                                                     ==========
(d) Variable rate security.

(e) Securities are grouped by coupon and represent a range of maturities.


                                                      See accompanying notes  49

Financial Highlights
A, B and C Classes
Selected Per Share Data
for the Period Ended:


                                                                         Net Realized/                     Dividends   Dividends in
                                         Net Asset Value  Net            Unrealized       Total Income     From Net    Excess of Net
                                         Beginning        Investment     Gain (Loss) on   From Investment  Investment  Investment
                                         of Period        Income (Loss)  Investments      Operations       Income      Income
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
  Class A
    06/30/98                              $   15.39      $   0.39(a)       $   2.73(a)       $   3.12      $  (0.38)        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         13.94          0.15              1.48              1.63         (0.18)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                  15.37          0.26(a)           2.73(a)           2.99         (0.28)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         13.94          0.11              1.48              1.59         (0.16)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                  15.37          0.26(a)           2.74(a)           3.00         (0.27)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         13.94          0.11              1.48              1.59         (0.16)           0.00
------------------------------------------------------------------------------------------------------------------------------------

Value Fund
  Class A
    06/30/98                              $   14.80      $   0.19(a)       $   2.46(a)       $   2.65      $  (0.18)        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                         13.17          0.47              1.26              1.73         (0.10)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                  14.80          0.07(a)           2.46(a)           2.53         (0.07)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                         13.16          0.44              1.26              1.70         (0.06)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                  14.80          0.07(a)           2.46(a)           2.53         (0.07)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                         13.15          0.43              1.28              1.71         (0.06)           0.00
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
  Class A
    06/30/98                              $   17.73      $   0.07(a)       $   4.91(a)       $   4.98         (0.08)        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                         16.08          0.12(a)           3.90(a)           4.02         (0.12)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                  14.14          0.23              2.79              3.02         (0.23)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                  12.50          0.36              1.61              1.97         (0.33)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                  12.88          0.34             (0.17)             0.17         (0.33)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                  17.77         (0.07)(a)          4.91(a)           4.84         (0.02)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                         16.12          0.03(a)           3.92(a)           3.95         (0.05)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                  14.13          0.09              2.83              2.92         (0.11)          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                         12.55          0.11              1.55              1.66         (0.08)           0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                  17.69         (0.07)(a)          4.88(a)           4.81         (0.01)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                         16.05          0.03(a)           3.90(a)           3.93         (0.04)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                  14.09          0.12              2.78              2.90         (0.13)          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                  12.47          0.27              1.59              1.86         (0.24)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                  12.85          0.24             (0.16)             0.08         (0.24)           0.00
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
  Class A
    06/30/98                              $   21.16      $   0.07(a)       $   6.55(a)       $   6.62      $  (0.09)        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         19.31          0.09              1.76              1.85          0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                  21.10         (0.11)(a)          6.51(a)           6.40         (0.07)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         19.31          0.01              1.78              1.79          0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                  21.10         (0.12)(a)          6.53(a)           6.41         (0.05)           0.00
------------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                         19.31          0.02              1.77              1.79          0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized

(a) Per share amounts based upon average number of shares outstanding during the period.


50  See accompanying notes

                                                        Distributions     Distributions
                                                        From Net          in Excess of    Tax Basis                       Net Assets
                                                        Realized Capital  Net Realized    Return of       Total           Value End
                                                        Gains             Capital Gains   Capital         Distributions   of Period
                                                        ----------------------------------------------------------------------------
Equity Income Fund
  Class A
    06/30/98                                             $  (2.09)        $   0.00        $   0.00        $  (2.47)       $   16.04
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00           (0.18)           15.39
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                (2.09)            0.00            0.00           (2.37)           15.99
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00           (0.16)           15.37
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                (2.09)            0.00            0.00           (2.36)           16.01
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00           (0.16)           15.37
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund
  Class A
    06/30/98                                             $  (1.63)        $   0.00        $   0.00        $  (1.81)       $   15.64
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                        0.00             0.00            0.00           (0.10)           14.80
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                (1.63)            0.00            0.00           (1.70)           15.63
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                        0.00             0.00            0.00           (0.06)           14.80
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                (1.63)            0.00            0.00           (1.70)           15.63
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                        0.00             0.00            0.00           (0.06)           14.80
-----------------------------------------------------------------------------------------------------------------------------------
Renaissance Fund
  Class A
    06/30/98                                             $  (3.53)        $   0.00        $   0.00        $  (3.61)       $   19.10
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       (2.25)            0.00            0.00           (2.37)           17.73
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                (0.78)            0.00            0.00           (1.08)           16.08
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                                 0.00             0.00            0.00           (0.33)           14.14
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                                (0.22)            0.00            0.00           (0.55)           12.50
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                (3.53)            0.00            0.00           (3.55)           19.06
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       (2.25)            0.00            0.00           (2.30)           17.77
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                (0.78)            0.00            0.00           (0.93)           16.12
-----------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                                        0.00             0.00            0.00           (0.08)           14.13
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                (3.53)            0.00            0.00           (3.54)           18.96
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       (2.25)            0.00            0.00           (2.29)           17.69
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                (0.78)            0.00            0.00           (0.94)           16.05
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                                 0.00             0.00            0.00           (0.24)           14.09
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                                (0.22)            0.00            0.00           (0.46)           12.47
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
    06/30/98                                             $  (1.68)        $   0.00        $   0.00        $  (1.77)       $   26.01
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00            0.00            21.16
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                (1.68)            0.00            0.00           (1.75)           25.75
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00            0.00            21.10
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                (1.68)            0.00            0.00           (1.73)           25.78
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        0.00             0.00            0.00            0.00            21.10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ratio of Net
                                                                                        Ratio of      Investment
                                                                                        Expenses to   Income (loss)
                                                                     Net Assets End     Average Net   to Average Net   Portfolio
                                                       Total Return  of Period (000s)   Assets        Assets           Turnover Rate
                                                       -----------------------------------------------------------------------------
Equity Income Fund
  Class A
    06/30/98                                                21.35%        $ 12,954             1.11%          2.39%              45%
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                       11.77            1,756             1.13*          2.85*              45
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                20.47           15,178             1.85           1.63               45
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                       11.45            2,561             1.87*          2.11*              45
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                20.51           23,122             1.85           1.60               45
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                       11.42            6,624             1.87*          2.15*              45
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund
  Class A
    06/30/98                                                18.86%        $ 21,742             1.11%          1.19%              77%
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                       13.19           15,648             1.11*          1.71*              71
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                17.98           35,716             1.86           0.45               77
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                       12.93           25,433             1.86*          0.96*              71
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                17.98           88,235             1.86           0.45               77
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97                                       13.02           64,110             1.86*          0.97*              71
-----------------------------------------------------------------------------------------------------------------------------------
Renaissance Fund
  Class A
    06/30/98                                                30.98%          85,562             1.26%          0.35%             192%
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       27.53           33,606             1.23*          0.95*             131
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                22.37           20,631             1.25           1.60              203
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                                16.10           12,933             1.30           2.90              177
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                                 1.40           14,942             1.30           2.70              175
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                29.99          100,688             2.01          (0.39)             192
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       26.88           37,253             1.97*          0.20*             131
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                21.54           15,693             2.00           0.85              203
-----------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                                       13.30            1,760             2.10*          2.20*             177
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                29.98          469,797             2.01          (0.37)             192
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                                       26.86          313,226             1.97*          0.21*             131
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                                                21.52          230,058             2.00           0.85              203
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                                                15.20          174,316             2.10           2.10              177
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                                                 0.70          178,892             2.00           2.00              175
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
    06/30/98                                                32.39%        $ 72,803             1.10%          0.27%              75%
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        9.58            6,534             1.11*          0.59*              87
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                                                31.39           40,901             1.85          (0.47)              75
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        9.27            3,022             1.85*         (0.26)*             87
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                                                31.40           71,481             1.85          (0.49)              75
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                                        9.27           13,093             1.86*         (0.23)*             87
-----------------------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  51

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:

                                                              Net Realized/                       Dividends
                            Net Asset Value   Net             Unrealized       Total Income       from Net        Dividends in

                            Beginning         Investment      Gain (Loss) on   from Investment    Investment      Excess of Net

                            of Period         Income (Loss)   Investments      Operations         Income          Investment Income

-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund
  Class A
    06/30/98                $    27.03        $  (0.08)(a)    $    9.99(a)     $        9.91      $       0.00    $      0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            26.58            0.69             3.27                 3.96              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     25.73            0.06             3.72                 3.78              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                     22.01            0.12             4.79                 4.91              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                     23.64            0.12             0.12                 0.24              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     25.59           (0.28)(a)         9.35(a)              9.07              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            25.46            0.35             3.29                 3.64              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     24.94           (0.07)            3.52                 3.45              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    05/23/95-09/30/95            22.63           (0.03)            2.34                 2.31              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     25.58           (0.28)(a)         9.35(a)              9.07              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            25.46            0.45             3.18                 3.63              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     24.94           (0.12)            3.57                 3.45              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                     21.52           (0.04)            4.65                 4.61              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                     23.32           (0.04)            0.11                 0.07              0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
-----------------------------------------------------------------------------------------------------------------------------------
    06/30/98                $    20.24        $   0.02(a)     $    5.11(a)     $        5.13      $      (0.04)   $      0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97            18.14           (0.04)            2.14                 2.10              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     20.17           (0.16)(a)         5.09(a)              4.93              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97            18.14           (0.11)            2.14                 2.03              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     20.18           (0.16)(a)         5.08(a)              4.92              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97            18.14           (0.10)            2.14                 2.04              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------

Target Fund
  Class A
    06/30/98                     16.82        $  (0.08)(a)    $    4.06(a)     $        3.98      $       0.00    $      0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            17.11           (0.04)(a)         1.82(a)              1.78              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     16.40           (0.05)            2.54                 2.49              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                     13.13           (0.02)            3.45                 3.43              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                     12.72           (0.04)            0.57                 0.53              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     16.14           (0.19)(a)         3.84(a)              3.65              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            16.58           (0.12)(a)         1.75(a)              1.63              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     16.06           (0.09)            2.39                 2.30              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95            13.93           (0.05)            2.18                 2.13              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     16.13           (0.19)(a)         3.85(a)              3.66              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            16.58           (0.12)(a)         1.74(a)              1.62              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                     16.05           (0.16)            2.47                 2.31              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                     12.95           (0.12)            3.38                 3.26              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                     12.65           (0.14)            0.56                 0.42              0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
  Class A
    06/30/98                $    15.75        $   0.23(a)     $    2.49(a)     $        2.72      $       (0.13)  $      0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            14.02            0.10             1.63                 1.73               0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     15.71            0.09(a)          2.48(a)              2.57              (0.09)         0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            14.02            0.08             1.61                 1.69               0.00          0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     15.71            0.09(a)          2.49(a)              2.58              (0.09)         0.00
-----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            14.02            0.08             1.61                 1.69               0.00          0.00

-----------------------------------------------------------------------------------------------------------------------------------

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.


See accompanying notes

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:

                           Distributions     Distributions
                           from Net          in Excess of       Tax Basis                                  Net Asset
                           Realized Capital  Net Realized       Return of            Total                 Value End
                           Gains             Capital Gains      Capital              Distributions         of Period
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
  Class A

    06/30/98               $     (4.32)      $       0.00       $        0.00        $      (4.32)         $      32.62
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (3.51)              0.00                0.00               (3.51)                27.03
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (2.93)              0.00                0.00               (2.93)                26.58
-------------------------------------------------------------------------------------------------------------------------
    09/30/95                     (1.19)              0.00                0.00               (1.19)                25.73
-------------------------------------------------------------------------------------------------------------------------
    09/30/94                     (1.87)              0.00                0.00               (1.87)                22.01
-------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     (4.32)              0.00                0.00               (4.32)                30.34
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (3.51)              0.00                0.00               (3.51)                25.59
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (2.93)              0.00                0.00               (2.93)                25.46
-------------------------------------------------------------------------------------------------------------------------
    05/23/95-09/30/95             0.00               0.00                0.00                0.00                 24.94
-------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     (4.32)              0.00                0.00               (4.32)                30.33
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (3.51)              0.00                0.00               (3.51)                25.58
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (2.93)              0.00                0.00               (2.93)                25.46
-------------------------------------------------------------------------------------------------------------------------
    09/30/95                     (1.19)              0.00                0.00               (1.19)                24.94
-------------------------------------------------------------------------------------------------------------------------
    09/30/94                     (1.87)              0.00                0.00               (1.87)                21.52
-------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
    06/30/98               $     (1.33)      $       0.00       $        0.00        $      (1.37)         $      24.00
-------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97             0.00               0.00                0.00                0.00                 20.24
-------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     (1.33)              0.00                0.00               (1.33)                23.77
-------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97             0.00               0.00                0.00                0.00                 20.17
-------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     (1.33)              0.00                0.00               (1.33)                23.77
-------------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97             0.00               0.00                0.00                0.00                 20.18
-------------------------------------------------------------------------------------------------------------------------

Target Fund
  Class A
    06/30/98               $     (4.45)      $       0.00       $        0.00        $      (4.45)         $      16.35
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (2.07)              0.00                0.00               (2.07)                16.82
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (1.78)              0.00                0.00               (1.78)                17.11
-------------------------------------------------------------------------------------------------------------------------
    09/30/95                     (0.16)              0.00                0.00               (0.16)                16.40
-------------------------------------------------------------------------------------------------------------------------
    09/30/94                     (0.12)              0.00                0.00               (0.12)                13.13
-------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     (4.45)              0.00                0.00               (4.45)                15.34
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (2.07)              0.00                0.00               (2.07)                16.14
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (1.78)              0.00                0.00               (1.78)                16.58
-------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95             0.00               0.00                0.00                0.00                 16.06
-------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     (4.45)              0.00                0.00               (4.45)                15.34
-------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            (2.07)              0.00                0.00               (2.07)                16.13
-------------------------------------------------------------------------------------------------------------------------
    09/30/96                     (1.78)              0.00                0.00               (1.78)                16.58
-------------------------------------------------------------------------------------------------------------------------
    09/30/95                     (0.16)              0.00                0.00               (0.16)                16.05
-------------------------------------------------------------------------------------------------------------------------
    09/30/94                     (0.12)              0.00                0.00               (0.12)                12.95
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------
  Class A
    06/30/98               $     (0.76)      $       0.00       $        0.00        $      (0.89)         $      17.58
-------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97             0.00               0.00                0.00                0.00                 15.75
-------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                     (0.76)              0.00                0.00               (0.85)                17.43
-------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97             0.00               0.00                0.00                0.00                 15.71
-------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                     (0.76)              0.00                0.00               (0.85)                17.44
-------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97             0.00               0.00                0.00                0.00                 15.71
-------------------------------------------------------------------------------------------------------------------------

                                                                                  Ratio of Net
                                                                Ratio of           Investment
                                                                Expenses to        Income (loss)
                                           Net Assets End       Average Net        to Average      Portfolio
                         Total Return      of Period (000s)     Assets             Net Assets      Turnover Rate
------------------------------------------------------------------------------------------------------------------
Growth Fund
  Class A
    06/30/98                    41.03%     $     180,119              1.16%             (0.27)%             123%
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           15.93            147,276              1.11*              0.13*               94
------------------------------------------------------------------------------------------------------------------
    09/30/96                    16.11            151,103              1.11               0.24               104
------------------------------------------------------------------------------------------------------------------
    09/30/95                    23.70            134,819              1.10               0.50               111
------------------------------------------------------------------------------------------------------------------
    09/30/94                     1.30            107,269              1.10               0.60               115
------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    39.97             80,719              1.91              (1.02)              123
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           15.32             55,626              1.86*             (0.62)*              94
------------------------------------------------------------------------------------------------------------------
    09/30/96                    15.22             37,256              1.86              (0.51)              104
------------------------------------------------------------------------------------------------------------------
    05/23/95-09/30/95           10.20              7,671              1.90*             (0.40)*             111
------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    39.99          1,853,002              1.91              (1.02)              123
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           15.27          1,514,432              1.86*             (0.61)*              94
------------------------------------------------------------------------------------------------------------------
    09/30/96                    15.22          1,450,216              1.86              (0.51)              104
------------------------------------------------------------------------------------------------------------------
    09/30/95                    22.80          1,290,152              1.90              (0.20)              111
------------------------------------------------------------------------------------------------------------------
    09/30/94                     0.50          1,085,427              1.90              (0.20)              115
------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
    06/30/98                    25.71%     $      57,164              1.11%              0.07%               66%
------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97           11.58             12,184              1.11*              0.17*               82
------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    24.76             84,535              1.86              (0.68)               66
------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97           11.19             28,259              1.85*             (0.58)*              82
------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    24.70            140,438              1.86              (0.68)               66
------------------------------------------------------------------------------------------------------------------
    01/13/97-06/30/97           11.25             53,686              1.86*             (0.58)*              82
------------------------------------------------------------------------------------------------------------------

Target Fund
  Class A
    06/30/98                    27.49%     $     157,277              1.22%             (0.49)%             226%
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           11.19            150,689              1.20*             (0.31)*             145
------------------------------------------------------------------------------------------------------------------
    09/30/96                    16.50            156,027              1.18              (0.34)              141
------------------------------------------------------------------------------------------------------------------
    09/30/95                    26.50            121,915              1.20              (0.10)              128
------------------------------------------------------------------------------------------------------------------
    09/30/94                     4.20             90,527              1.20              (0.30)              104
------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    26.45             76,194              1.96              (1.24)              226
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           10.58             67,531              1.94*             (1.05)*             145
------------------------------------------------------------------------------------------------------------------
    09/30/96                    15.58             49,851              1.93              (1.09)              141
------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95           15.30              7,554              2.00*             (0.90)*             128
------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    26.53            952,728              1.96              (1.24)              226
------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           10.52            969,317              1.94*             (1.06)*             145
------------------------------------------------------------------------------------------------------------------
    09/30/96                    15.66            974,948              1.93              (1.09)              141
------------------------------------------------------------------------------------------------------------------
    09/30/95                    25.60            780,355              2.00              (0.90)              128
------------------------------------------------------------------------------------------------------------------
    09/30/94                     3.40            556,043              2.00              (1.10)              104
------------------------------------------------------------------------------------------------------------------

Small-Cap Value Fund
  Class A
    06/30/98                    17.33%     $      75,070              1.25%              1.27%               41%
------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           12.34              6,563              1.30*              1.94*               48
------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    16.40            110,833              2.00               0.53                41
------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           12.05             11,077              2.04*              1.23*               48
------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    16.42            130,466              2.00               0.52                41
------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           12.05             20,637              2.05*              1.13*               48
------------------------------------------------------------------------------------------------------------------


                                                     See accompanying notes   53

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:

                                                                                                                    Dividends
                                  Net Asset                        Net Realized/                      Dividends     in Excess
                                  Value          Net               Unrealized         Total Income    from Net      of Net
                                  Beginning      Investment        Gain (Loss) on     from Investment Investment    Investment
                                  of Period      Income (Loss)     Investments        Operations      Income        Income
                                  --------------------------------------------------------------------------------------------
Opportunity Fund
  Class A
    06/30/98                      $   29.35      $  (0.27)(a)      $    4.19(a)       $    3.92       $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                 37.36          0.00              (3.10)             (3.10)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                          39.08         (0.11)              6.12               6.01           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                          28.87         (0.11)             11.19              11.08           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                          33.43         (0.17)             (2.02)             (2.19)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                          27.38         (0.46)(a)           3.88(a)            3.42           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                 35.38         (0.04)             (3.05)             (3.09)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                          37.64         (0.35)              5.82               5.47           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                          28.04         (0.34)             10.81              10.47           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                          32.77         (0.38)             (1.98)             (2.36)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
  Class A
    06/30/98                      $   13.08      $   0.18(a)       $    1.68(a)       $    1.86       $  (0.10)      $   0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 11.71          0.09(a)            1.28(a)            1.37           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                          13.06          0.01(a)            1.71(a)            1.72          (0.06)          0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 11.71          0.06(a)            1.29(a)            1.35           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                          13.06          0.02(a)            1.71(a)            1.73          (0.06)          0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 11.71          0.06(a)            1.29(a)            1.35           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------

International Fund
  Class A
    06/30/98                      $   14.26      $   0.06(a)       $    1.13(a)       $    1.19       $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                 13.03          0.29               1.33               1.62           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                          12.19          0.07               0.77               0.84           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                          12.92          0.07              (0.56)             (0.49)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                          12.17          0.04               0.94               0.98           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                          13.56         (0.05)(a)           1.07(a)            1.02           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                 12.48          0.16               1.31               1.47           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                          11.75          0.00(a)            0.73(a)            0.73           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                 11.30          0.00               0.45               0.45           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                          13.55         (0.06)(a)           1.08(a)            1.02           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                 12.47          0.18               1.29               1.47           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                          11.75         (0.05)              0.77               0.72           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                          12.56         (0.02)             (0.55)             (0.57)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                          11.92         (0.06)              0.93               0.87           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Fund
  Class A
    06/30/98                      $   13.94      $   0.03(a)       $   (3.85)(a)      $   (3.82)      $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 12.82          0.09(a)            1.03(a)            1.12           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                          13.89         (0.06)(a)          (3.81)(a)          (3.87)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 12.82          0.03(a)            1.04(a)            1.07           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                          13.89         (0.06)(a)          (3.81)(a)          (3.87)          0.00           0.00
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                 12.82          0.04(a)            1.03(a)            1.07           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.


54 See accompanying notes

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:


                                       Distributions      Distributions
                                       from Net           in Excess of     Tax Basis                           Net Asset
                                       Realized Capital   Net Realized     Return of         Total             Value End
                                       Gains              Capital Gains    Capital           Distributions     of Period
                                       --------------------------------------------------------------------------------------
Opportunity Fund
  Class A
    06/30/98                           $  (1.94)         $   0.00          $   0.00          $  (1.94)         $   31.33
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (4.91)             0.00              0.00             (4.91)             29.35
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                              (7.73)             0.00              0.00             (7.73)             37.36
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (0.87)             0.00              0.00             (0.87)             39.08
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (2.26)             0.00             (0.11)            (2.37)             28.87
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                              (1.94)             0.00              0.00             (1.94)             28.86
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (4.91)             0.00              0.00             (4.91)             27.38
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                              (7.73)             0.00              0.00             (7.73)             35.38
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (0.87)             0.00              0.00             (0.87)             37.64
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (2.26)             0.00             (0.11)            (2.37)             28.04
------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
  Class A
    06/30/98                           $  (0.58)         $   0.00          $   0.00          $  (0.68)         $   14.26
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.08
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                              (0.58)             0.00              0.00             (0.64)             14.14
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.06
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                              (0.58)             0.00              0.00             (0.64)             14.15
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.06
------------------------------------------------------------------------------------------------------------------------------

International Fund
  Class A
    06/30/98                           $  (0.82)         $  (0.30)         $   0.00          $  (1.12)         $   14.33
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (0.39)             0.00              0.00             (0.39)             14.26
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               0.00              0.00              0.00              0.00              13.03
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (0.24)             0.00              0.00             (0.24)             12.19
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (0.23)             0.00              0.00             (0.23)             12.92
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                              (0.82)            (0.30)             0.00             (1.12)             13.46
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (0.39)             0.00              0.00             (0.39)             13.56
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               0.00              0.00              0.00              0.00              12.48
------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                      0.00              0.00              0.00              0.00              11.75
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                              (0.82)            (0.30)             0.00             (1.12)             13.45
------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (0.39)             0.00              0.00             (0.39)             13.55
------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               0.00              0.00              0.00              0.00              12.47
------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (0.24)             0.00              0.00             (0.24)             11.75
------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (0.23)             0.00              0.00             (0.23)             12.56
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
  Class A
    06/30/98                           $   0.00          $   0.00          $   0.00          $   0.00          $   10.12
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.94
------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                               0.00              0.00              0.00              0.00              10.02
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.89
------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                               0.00              0.00              0.00              0.00              10.02
------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      0.00              0.00              0.00              0.00              13.89
------------------------------------------------------------------------------------------------------------------------------

                                                                              Ratio of        Ratio of Net
                                                                              Expenses to     Investment
                                                         Net Assets End       Average Net     Income (loss) to       Portfolio
                                         Total Return    of Period (000s)     Assets          Average Net Assets     Turnover Rate
                                         -----------------------------------------------------------------------------------------
Opportunity Fund
  Class A
    06/30/98                              13.87%          $200,935            1.31%           (0.88)%                  86%
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (8.87)           213,484            1.25*           (0.12)*                  69
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                              18.35            134,859            1.13            (0.32)                   91
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              39.70            120,830            1.20            (0.40)                  102
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (6.70)            95,261            1.10            (0.60)                   78
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                              13.01            500,011            2.06            (1.63)                   86
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     (9.40)           629,446            1.97*           (0.95)*                  69
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                              17.47            800,250            1.88            (1.07)                   91
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              38.60            715,191            1.90            (1.10)                  102
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                              (7.40)           553,460            1.90            (1.40)                   78
----------------------------------------------------------------------------------------------------------------------------------

International Developed Fund
  Class A
    06/30/98                              15.49%          $  1,061            1.57%            1.38%                   60%
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                     11.70                318            1.54*            1.74*                   77
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                              14.32              2,902            2.25             0.08                    60
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                     11.53              1,123            2.28*            1.08*                   77
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                              14.38              6,363            2.25             0.19                    60
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                     11.53              2,526            2.28*            1.07*                   77
----------------------------------------------------------------------------------------------------------------------------------
International Fund
  Class A
    06/30/98                               9.95%          $ 12,510            1.48%            0.41%                   60%
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     12.82             18,287            1.51*            0.58*                   59
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               6.89             20,056            1.41             0.49                   110
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (3.70)            17,951            1.50             0.60                   170
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                               8.20             23,289            1.40             0.30                    55
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                               9.17              8,956            2.22            (0.37)                   60
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     12.17              8,676            2.26*            0.18*                   59
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               6.21              5,893            2.16            (0.26)                  110
----------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95                      4.00                503            2.30*           (0.10)*                 170
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                               9.18            132,986            2.22            (0.43)                   60
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97                     12.18            168,446            2.25*           (0.25)*                  59
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                               6.13            203,544            2.16            (0.26)                  110
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                              (4.50)           215,349            2.20            (0.20)                  170
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                               7.40            294,492            2.20            (0.50)                   55
----------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Fund
  Class A
    06/30/98                             (27.40)%         $    426            1.78%            0.25%                   52%
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      8.74                214            1.89*            1.52*                   74
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                             (27.86)               384            2.54            (0.51)                   52
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      8.35                308            2.62*            0.47*                   74
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                             (27.86)             1,169            2.54            (0.54)                   52
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97                      8.35              1,833            2.63*            0.66*                   74
----------------------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  55

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:

                             Net Asset                           Net Realized/                      Dividends     Dividends in
                             Value           Net                 Unrealized       Total Income      from Net      Excess of Net
                             Beginning       Investment          Gain (Loss)      from Investment   Investment    Investment
                             of Period       Income (Loss)       on Investments   Operations        Income        Income
----------------------------------------------------------------------------------------------------------------------------------
Innovation Fund
  Class A
    06/30/98                 $      17.43    $      (0.19)(a)    $     8.21(a)    $       8.02      $   0.00      $   0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               17.26            0.07              0.36               0.43          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        14.74           (0.07)             2.94               2.87          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95               10.00           (0.06)             4.80               4.74          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                        17.10           (0.33)(a)          8.00(a)            7.67          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               17.04           (0.03)             0.35               0.32          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        14.66           (0.11)             2.84               2.73          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95               11.81           (0.08)             2.93               2.85          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                        17.09           (0.33)(a)          8.00(a)            7.67          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               17.04           (0.02)             0.33               0.31          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        14.65           (0.15)             2.89               2.74          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95               10.00           (0.13)             4.78               4.65          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------

Precious Metals Fund

  Class A
    06/30/98                 $       8.83    $       0.04(a)     $    (3.54)(a)   $      (3.50)     $   0.00      $   0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               12.12            0.17             (3.29)             (3.12)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        12.33            0.03             (0.24)             (0.21)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                        14.14            0.07             (1.88)             (1.81)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                        10.32            0.08              3.74               3.82          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                         8.42           (0.01)(a)         (3.40)(a)          (3.41)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               11.62            0.00             (3.03)             (3.03)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        11.90           (0.03)            (0.25)             (0.28)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    06/15/95-09/30/95               11.61           (0.01)             0.30               0.29          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                         8.43            0.00(a)          (3.43)(a)          (3.43)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97               11.62           (0.03)            (2.99)             (3.02)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/96                        11.90           (0.07)            (0.21)             (0.28)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/95                        13.75           (0.02)            (1.83)             (1.85)         0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------
    09/30/94                        10.11           (0.02)             3.66               3.64          0.00          0.00
----------------------------------------------------------------------------------------------------------------------------------

Balanced Fund
  Class A
    06/30/98                 $      11.40    $       0.29(a)     $     1.81(a)    $       2.10      $  (0.30)     $   0.00
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97               10.77            0.21              0.58               0.79         (0.16)         0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                        11.39            0.20(a)           1.82(a)            2.02         (0.25)         0.00
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97               10.77            0.19              0.58               0.77         (0.15)         0.00
----------------------------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                        11.39            0.20(a)           1.82(a)            2.02         (0.25)         0.00
----------------------------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97               10.77            0.18              0.58               0.76         (0.14)         0.00
----------------------------------------------------------------------------------------------------------------------------------

*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Ratio of expenses to average net assets excluding overdraft expense is 1.26%.
 (c) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.
 (d) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.


56   See accompanying notes

Financial Highlights
A, B and C Classes (Cont.)
Selected Per Share Data
for the Period Ended:

                            Distributions    Distributions
                            from Net         in Excess of        Tax Basis                          Net Asset
                            Realized         Net Realized        Return of         Total            Value End
                            Capital Gains    Capital Gains       Capital           Distributions    of Period
----------------------------------------------------------------------------------------------------------------
Innovation Fund
  Class A
    06/30/98                $  (0.99)        $     (0.18)        $     0.00        $     (1.17)     $     24.28
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (0.26)               0.00               0.00              (0.26)           17.43
----------------------------------------------------------------------------------------------------------------
    09/30/96                   (0.35)               0.00               0.00              (0.35)           17.26
----------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95           0.00                0.00               0.00               0.00            14.74
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                   (0.99)              (0.18)              0.00              (1.17)           23.60
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (0.26)               0.00               0.00              (0.26)           17.10
----------------------------------------------------------------------------------------------------------------
    09/30/96                   (0.35)               0.00               0.00              (0.35)           17.04
----------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95           0.00                0.00               0.00               0.00            14.66
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                   (0.99)              (0.18)              0.00              (1.17)           23.59
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (0.26)               0.00               0.00              (0.26)           17.09
----------------------------------------------------------------------------------------------------------------
    09/30/96                   (0.35)               0.00               0.00              (0.35)           17.04
----------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95           0.00                0.00               0.00               0.00            14.65
----------------------------------------------------------------------------------------------------------------

Precious Metals Fund
  Class A
    06/30/98                $   0.00         $      0.00         $     0.00        $      0.00      $      5.33
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           0.00               (0.17)             (0.10)             (0.17)            8.83
----------------------------------------------------------------------------------------------------------------
    09/30/96                    0.00                0.00               0.00               0.00            12.12
----------------------------------------------------------------------------------------------------------------
    09/30/95                    0.00                0.00               0.00               0.00            12.33
----------------------------------------------------------------------------------------------------------------
    09/30/94                    0.00                0.00               0.00               0.00            14.14
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    0.00                0.00               0.00               0.00             5.01
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           0.00               (0.17)              0.00              (0.17)            8.42
----------------------------------------------------------------------------------------------------------------
    09/30/96                    0.00                0.00               0.00               0.00            11.62
----------------------------------------------------------------------------------------------------------------
    06/15/95-09/30/95           0.00                0.00               0.00               0.00            11.90
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    0.00                0.00               0.00               0.00             5.00
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97           0.00               (0.17)              0.00              (0.17)            8.43
----------------------------------------------------------------------------------------------------------------
    09/30/96                    0.00                0.00               0.00               0.00            11.62
----------------------------------------------------------------------------------------------------------------
    09/30/95                    0.00                0.00               0.00               0.00            11.90
----------------------------------------------------------------------------------------------------------------
    09/30/94                    0.00                0.00               0.00               0.00            13.75
----------------------------------------------------------------------------------------------------------------

Balanced Fund
  Class A
    06/30/98                $  (1.09)        $      0.00         $     0.00        $     (1.39)     $     12.11
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           0.00                0.00               0.00              (0.16)           11.40
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                   (1.09)               0.00               0.00              (1.34)           12.07
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           0.00                0.00               0.00              (0.15)           11.39
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                   (1.09)               0.00               0.00              (1.34)           12.07
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97           0.00                0.00               0.00              (0.14)           11.39
----------------------------------------------------------------------------------------------------------------
                                                                                  Ratio of Net
                                                                    Ratio of      Investment
                                                                    Expenses to   Income (loss)
                                            Net Assets              Average Net   to Average       Portfolio
                             Total Return   End of Period (000s)    Assets        Net Assets       Turnover Rate
----------------------------------------------------------------------------------------------------------------
Innovation Fund
  Class A
----------------------------------------------------------------------------------------------------------------
    06/30/98                    48.10%      $    85,800             1.31%              (0.94)%             100%
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            2.41            56,215             1.28*              (0.68)*              80
----------------------------------------------------------------------------------------------------------------
    09/30/96                    19.86            50,067             1.31               (0.61)              123
----------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95           47.40            28,239             1.40*              (0.60)*              86
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    46.95            81,130             2.06               (1.69)              100
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            1.79            51,472             2.03*              (1.43)*              80
----------------------------------------------------------------------------------------------------------------
    09/30/96                    18.99            33,778             2.06               (1.36)              123
----------------------------------------------------------------------------------------------------------------
    05/22/95-09/30/95           24.10             6,509             2.30*              (1.70)*              86
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    46.97           219,258             2.06               (1.69)              100
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97            1.73           162,889             2.03*              (1.43)*              80
----------------------------------------------------------------------------------------------------------------
    09/30/96                    19.08           137,752             2.06               (1.36)              123
----------------------------------------------------------------------------------------------------------------
    12/22/94-09/30/95           46.50            63,952             2.20*              (1.40)*              86
----------------------------------------------------------------------------------------------------------------

Precious Metals Fund
  Class A
    06/30/98                   (39.64)%     $     4,709             1.31%(b)            0.70%               56%
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (26.05)            4,016             1.37*               0.33*               46
----------------------------------------------------------------------------------------------------------------
    09/30/96                    (1.70)            6,245             1.32                0.19                35
----------------------------------------------------------------------------------------------------------------
    09/30/95                   (12.80)            7,670             1.40                0.60                 9
----------------------------------------------------------------------------------------------------------------
    09/30/94                    37.00            11,229             1.30                0.60                11
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                   (40.50)            3,889             2.11(c)            (0.07)               56
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (26.40)            4,248             2.13*              (0.33)*              46
----------------------------------------------------------------------------------------------------------------
    09/30/96                    (2.35)            2,218             2.07               (0.56)               35
----------------------------------------------------------------------------------------------------------------
    06/15/95-09/30/95            2.50               251             2.20*              (0.20)*               9
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                   (40.69)           16,943             2.11(d)            (0.07)               56
----------------------------------------------------------------------------------------------------------------
    10/01/96-06/30/97          (26.31)           25,113             2.15*              (0.41)*              46
----------------------------------------------------------------------------------------------------------------
    09/30/96                    (2.35)           37,609             2.07               (0.56)               35
----------------------------------------------------------------------------------------------------------------
    09/30/95                   (13.50)           42,341             2.20               (0.20)                9
----------------------------------------------------------------------------------------------------------------
    09/30/94                    36.00            62,825             2.10               (0.20)               11
----------------------------------------------------------------------------------------------------------------
Balanced Fund
  Class A
----------------------------------------------------------------------------------------------------------------
    06/30/98                    19.40%      $     9,586             1.12%               2.47%              186%
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            7.42               366             1.15*               3.01*              199
----------------------------------------------------------------------------------------------------------------
  Class B
    06/30/98                    18.59             8,977             1.86                1.71               186
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            7.15             1,124             1.90*               2.28*              199
----------------------------------------------------------------------------------------------------------------
  Class C
    06/30/98                    18.59             8,469             1.86                1.71               186
----------------------------------------------------------------------------------------------------------------
    01/20/97-06/30/97            7.12               921             1.90*               2.26*              199
----------------------------------------------------------------------------------------------------------------



                                                     See accompanying notes  57

Statement of Assets and Liabilities
June 30, 1998

Amounts in thousands, except per share amounts

                                                                                                Capital
                                                         Equity                    Renaissance  Appreciation
                                                         Income Fund  Value Fund   Fund         Fund         Growth Fund
                                                         ----------------------------------------------------------------
Assets:
Investments, at value                                    $  201,860   $  239,561   $  651,786   $1,150,800   $2,157,461
-------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                         1            1          357            0          420
-------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold          4,103       11,943       11,230        9,631            0
-------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 542          133        3,789        2,496        2,095
-------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                               582          529          661          799          618
-------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                       0            0            0            0            0
-------------------------------------------------------------------------------------------------------------------------
Other assets                                                      0            0            0            0            0
-------------------------------------------------------------------------------------------------------------------------
                                                            207,088      252,167      667,823    1,163,726    2,160,594
=========================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased   $    5,054   $   12,119   $    8,489   $   38,145   $   25,668
-------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                       0            0           55            0            0
-------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                160          394          912        1,190       16,911
-------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                 9           32          360           79        1,131
-------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                 75           88          310          400          829
-------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                      48           67          206          244          663
-------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                        35          108          467          125        1,552
-------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                          0            0            0            0            0
-------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                 0            0            0            0            0
-------------------------------------------------------------------------------------------------------------------------
                                                              5,381       12,808       10,799       40,183       46,754
=========================================================================================================================
Net Assets                                               $  201,707   $  239,359   $  657,024   $1,123,543   $2,113,840
=========================================================================================================================

Net Assets Consist of:
Paid in capital                                          $  154,232   $  193,061   $  512,594   $  801,861   $1,284,943
-------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income         4,754        5,621       46,534        2,964       54,147
-------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)           14,470       14,836       32,366       69,031      170,801
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   28,251       25,841       65,530      249,687      603,949
-------------------------------------------------------------------------------------------------------------------------
                                                         $  201,707   $  239,359   $  657,024   $1,123,543   $2,113,840
=========================================================================================================================

Net Assets:
Class A                                                  $   12,954   $   21,742   $   85,562   $   72,803   $  180,119
-------------------------------------------------------------------------------------------------------------------------
Class B                                                      15,178       35,716      100,688       40,901       80,719
-------------------------------------------------------------------------------------------------------------------------
Class C                                                      23,122       88,235      469,797       71,481    1,853,002
-------------------------------------------------------------------------------------------------------------------------
Other Classes                                               150,453       93,666          977      938,358            0
-------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                         807        1,390        4,474        2,799        5,522
-------------------------------------------------------------------------------------------------------------------------
Class B                                                         949        2,285        5,278        1,588        2,661
-------------------------------------------------------------------------------------------------------------------------
Class C                                                       1,445        5,646       24,758        2,773       61,093
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                  $    16.04   $    15.64   $    19.10   $    26.01   $    32.62
-------------------------------------------------------------------------------------------------------------------------
Class B                                                       15.99        15.63        19.06        25.75        30.34
-------------------------------------------------------------------------------------------------------------------------
Class C                                                       16.01        15.63        18.96        25.78        30.33
-------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                $  173,609   $  213,720   $  586,333   $  901,113   $1,553,512
=========================================================================================================================
Cost of Foreign Currency Held                            $        0   $        0   $        0   $        0   $        0
=========================================================================================================================

 * The redemption price may vary by the length of time shares are held.

58  See accompanying notes


                                                                                                               International
                                                           Mid-Cap                   Small-Cap    Opportunity  Developed
                                                           Growth Fund  Target Fund  Value Fund   Fund         Fund
                                                           -----------------------------------------------------------------
Assets:
Investments, at value                                      $  808,379   $1,187,076   $  372,996   $  700,465   $  139,082
----------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                       1,762          325           68        2,621        3,654
----------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                0       28,369        1,911        6,548          602
----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                 1,937          566        2,870        2,247          242
----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 573          124          673            0          333
----------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                         0            0            0            0          111
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                        0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------------
                                                              812,651    1,216,460      378,518      711,881      144,024
============================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased     $   17,385   $   16,436   $    2,968   $    2,281   $       63
----------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                         0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  689       11,179          455        7,373        5,052
----------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                  28          928           42          273           23
----------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                  280          510          179          356           68
----------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                       189          371          112          219           58
----------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                         202          837          210          433            9
----------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                   0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------------
                                                               18,773       30,261        3,966       10,935        5,273
============================================================================================================================
Net Assets                                                 $  793,878   $1,186,199   $  374,552   $  700,946   $  138,751
============================================================================================================================

Net Assets Consist of:
Paid in capital                                            $  613,076   $  924,903   $  355,089   $  470,072   $  110,763
----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income              52       37,813        6,285            0          457
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)             41,026       29,650        6,114       88,164          292
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                    139,724      193,833        7,064      142,710       27,239
----------------------------------------------------------------------------------------------------------------------------
                                                           $  793,878   $1,186,199   $  374,552   $  700,946   $  138,751
============================================================================================================================

Net Assets:
Class A                                                    $   57,164   $  157,277   $   75,070   $  200,935   $    1,061
----------------------------------------------------------------------------------------------------------------------------
Class B                                                        84,535       76,194      110,833            0        2,902
----------------------------------------------------------------------------------------------------------------------------
Class C                                                       140,438      952,728      130,466      500,011        6,363
----------------------------------------------------------------------------------------------------------------------------
Other Classes                                                 511,741            0       58,183            0      128,425
----------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                         2,382        9,620        4,271        6,413           74
----------------------------------------------------------------------------------------------------------------------------
Class B                                                         3,556        4,966        6,358            0          205
----------------------------------------------------------------------------------------------------------------------------
Class C                                                         5,907       62,108        7,483       17,322          450
----------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                    $    24.00   $    16.35   $    17.58   $    31.33   $    14.26
----------------------------------------------------------------------------------------------------------------------------
Class B                                                         23.77        15.34        17.43         0.00        14.14
----------------------------------------------------------------------------------------------------------------------------
Class C                                                         23.77        15.34        17.44        28.86        14.15
----------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                  $  668,655   $  993,243   $  365,932   $  557,755   $  111,626
============================================================================================================================
Cost of Foreign Currency Held                              $        0   $        0   $        0   $        0   $    3,907
============================================================================================================================
                                                           International Emerging      Innovation   Precious      Balanced
                                                           Fund          Markets Fund  Fund         Metals Fund   Fund
                                                           -----------------------------------------------------------------
Assets:
Investments, at value                                      $  166,840    $   26,944    $  390,425   $   21,420    $   75,030
----------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                         533           203           454            2             2
----------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold              457            82             0          137         1,068
----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                   186           276         4,978        5,280         2,085
----------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 528           117             2            3           211
----------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                         0             0             0            0            19
----------------------------------------------------------------------------------------------------------------------------
Other assets                                                        0             0             0            0             0
----------------------------------------------------------------------------------------------------------------------------
                                                              168,544        27,622       395,859       26,842        78,415
============================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased     $        0    $        0    $    1,973   $        0    $    9,989
----------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                         0             0           975            0             0
----------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                               13,620            16         5,922        1,268            95
----------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                 185             3           124            0            22
----------------------------------------------------------------------------------------------------------------------------
Accrued investment advisor's fee                                   75            20           185           10            24
----------------------------------------------------------------------------------------------------------------------------
Accrued administrator's fee                                        89            12           114            8            16
----------------------------------------------------------------------------------------------------------------------------
Accrued distribution and/or servicing fee                         123             2           239           15            15
----------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                            0             0             0            0             0
----------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                   0             0             0            0             0
----------------------------------------------------------------------------------------------------------------------------
                                                               14,092            53         9,532        1,301        10,161
============================================================================================================================
Net Assets                                                 $  154,452    $   27,569    $  386,327   $   25,541    $   68,254
============================================================================================================================

Net Assets Consist of:
Paid in capital                                            $  115,330    $   43,696    $  229,964   $   44,831    $   52,788
----------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income            (338)           (3)            0          (16)        2,578
----------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)              8,029       (13,257)            0       (9,080)        6,388
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     31,431        (2,867)      156,363      (10,194)        6,500
----------------------------------------------------------------------------------------------------------------------------
                                                           $  154,452    $   27,569    $  386,327   $   25,541    $   68,254
============================================================================================================================

Net Assets:
Class A                                                    $   12,510    $      426    $   85,800   $    4,709    $    9,586
----------------------------------------------------------------------------------------------------------------------------
Class B                                                         8,956           384        81,130        3,889         8,977
----------------------------------------------------------------------------------------------------------------------------
Class C                                                       132,986         1,169       219,258       16,943         8,469
----------------------------------------------------------------------------------------------------------------------------
Other Classes                                                       0        25,590           139            0        41,222
----------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                           873            42         3,534          884           791
----------------------------------------------------------------------------------------------------------------------------
Class B                                                           665            38         3,438          777           744
----------------------------------------------------------------------------------------------------------------------------
Class C                                                         9,886           117         9,293        3,388           702
----------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A                                                    $    14.33    $    10.12    $    24.28   $     5.33    $    12.11
----------------------------------------------------------------------------------------------------------------------------
Class B                                                         13.46         10.02         23.60         5.01         12.07
----------------------------------------------------------------------------------------------------------------------------
Class C                                                         13.45         10.02         23.59         5.00         12.07
----------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                  $  135,368    $   29,806    $  233,737   $   31,614    $   68,637
============================================================================================================================
Cost of Foreign Currency Held                              $      525    $      163    $        0   $        0    $        0
============================================================================================================================

                                                      See accompanying notes  59

Statement of Operations
For the year ended June 30, 1998
Amounts in thousands


                                                                                                           Capital
                                                                      Equity                  Renaissance  Appreciation
                                                                      Income Fund Value Fund  Fund         Fund        Growth Fund
                                                                      ------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                       $   5,723   $   4,626   $   7,141    $   8,511   $  11,918
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                    345         253       1,054        2,397       4,588
----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                         6,068       4,879       8,195       10,908      16,506
==================================================================================================================================

Expenses:
Investment advisory fees                                                    795         951       3,010        3,628       9,330
----------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                         487         721       2,006        2,144       7,464
----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                  61         234         453          124         496
----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                                 105         589       2,916          295      12,290
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                     20          47         130           75         403
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                     20          78         151           41         165
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                     35         196         972           98       4,097
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                           26          11           0          137           0
----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                               16          20          45           70         178
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                 0           0           1            0          14
----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                       1,565       2,847       9,684        6,612      34,437
==================================================================================================================================

Net Investment Income (loss)                                              4,503       2,032      (1,489)       4,296     (17,931)
===================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                  23,527      29,304     123,499       89,980     358,521
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts and written options             0           0          71            0     (13,902)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                     0           0           0            0           0
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments       4,261       3,088       3,968      125,025     313,583
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                            0           0          77            0        (725)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies              0           0           0            0           0
----------------------------------------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                                     27,788      32,392     127,615      215,005     657,477
----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets Resulting from Operations           $  32,291   $  34,424   $ 126,126    $ 219,301   $ 639,546
==================================================================================================================================

60  See accompanying notes


                                                                                                                      International
                                                                    Mid-Cap                  Small-Cap   Opportunity  Developed
                                                                    Growth Fund Target Fund  Value Fund  Fund         Fund
                                                                    ---------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                     $   4,903   $   4,297    $   5,018   $     541    $   2,006
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                1,951       4,384          870       2,890          541
-----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                       6,854       8,681        5,888       3,431        2,547
===================================================================================================================================

Expenses:
Investment advisory fees                                                2,622       6,607        1,395       5,172          653
-----------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                     1,722       4,805          850       3,183          555
-----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                               397         546          459           0           16
-----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                               714       7,281          611       4,372           30
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                   73         394           92         532            3
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                  132         182          153           0            5
-----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                  238       2,427          204       1,457           10
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                         64           0           23           0            7
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                             51         120           18          81           10
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                               0          22            0          11            4
-----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                     6,013      22,384        3,805      14,808        1,293
===================================================================================================================================

Net Investment Income (loss)                                              841     (13,703)       2,083     (11,377)       1,254
===================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                58,714     243,263       15,567     129,588        2,149
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts and written options           0        (290)           0       4,770         (294)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                   0           0            0           0         (177)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments    57,682      56,862       (3,548)    (18,473)      16,501
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                          0           0            0       1,634          117
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies            0           0            0           0         (307)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Gain (Loss)                                                  116,396     299,835       12,019     117,519       17,989
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Assets Resulting from Operations         $ 117,237   $ 286,132    $  14,102   $ 106,142    $  19,243
===================================================================================================================================

                                                                     International Emerging     Innovation   Precious     Balanced
                                                                     Fund          Markets Fund Fund         Metals Fund  Fund
                                                                     -------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                      $   2,681    $     684    $     458    $     397    $     637
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                   345          108          699          171        1,780
----------------------------------------------------------------------------------------------------------------------------------
     Total Income                                                        3,026          792        1,157          568        2,417
==================================================================================================================================

Expenses:
Investment advisory fees                                                   923          349        2,029          166          300
----------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                      1,090          209        1,248          124          187
----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                 64            4          472           31           32
----------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                              1,066           11        1,376          136           30
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                    43            1          164           13           12
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                    21            1          157           10           11
----------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                   355            4          459           45           10
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                           0            2            0            0            0
----------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                              19            4           33            4            7
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                               25           12            5           17            6
----------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                      3,606          597        5,943          546          595
==================================================================================================================================

Net Investment Income (loss)                                              (580)         195       (4,786)          22        1,822
==================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                  9,426       (2,910)      17,532       (8,069)      10,677
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts and written options            0            0          606            0          356
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                 (920)        (134)           0          (21)           0
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments      7,314      (10,780)     109,895       (3,093)      (1,136)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on futures
     contracts and written options                                           0            0         (325)           0           90
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on translation
     of assets and liabilities denominated in foreign currencies           (24)          (5)           0           (1)           0
----------------------------------------------------------------------------------------------------------------------------------
     Net Gain (Loss)                                                    15,796      (13,829)     127,708      (11,184)       9,987
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Assets Resulting from Operations          $  15,216    $ (13,634)   $ 122,922    $ (11,162)   $  11,809
==================================================================================================================================

                                                      See accompanying notes  61

Statement of Changes in Net Assets


Amounts in thousands                                             Equity Income Fund            Value Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended     Year Ended     Year Ended     Year Ended
                                                                  June 30, 1998  June 30, 1997  June 30, 1998  June 30, 1997

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                                     $     4,503    $     3,710    $     2,032    $     1,702
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              23,527         20,609         29,304         13,315
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   4,261          6,318          3,088         19,593
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                     32,291         30,637         34,424         34,610
==============================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                               (214)           (15)          (221)          (105)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               (152)           (17)          (145)           (99)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               (244)           (47)          (357)          (247)
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                       (3,825)        (4,580)        (1,292)        (1,517)
------------------------------------------------------------------------------------------------------------------------------

From net realized capital gains
  Class A                                                             (1,062)             0         (1,819)             0
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               (745)             0         (3,062)             0
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                             (1,348)             0         (7,703)             0
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                      (17,552)       (14,904)        (8,105)        (2,344)
------------------------------------------------------------------------------------------------------------------------------

In excess of net realized capital gains
  Class A                                                                  0              0              0              0
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  0              0              0              0
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                  0              0              0              0
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                            0              0              0              0
------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                  (25,142)       (19,563)       (22,704)        (4,312)
==============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                             13,092          1,691         19,311          3,387
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                             12,684          3,040          9,503          1,609
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                             18,527          7,063         33,261         16,250
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                       20,453         16,418         28,033         17,251
------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization
  Class A                                                                  0              0              0         11,374
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                  0              0              0         20,538
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                  0              0              0         48,923
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                            0              0              0              0
------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                                              1,244             13          1,885             95
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                825             15          2,853             86
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                              1,506             43          7,528            225
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                       20,925         18,898          9,361          3,854
------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class A                                                             (3,164)           (69)       (16,080)        (1,972)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               (961)          (670)        (3,736)        (1,562)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                             (3,868)          (899)       (20,988)       (12,509)
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                      (26,929)       (39,204)       (23,096)       (10,770)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                                            54,334          6,339         47,835         96,779
------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                               61,483         17,413         59,555        127,077
==============================================================================================================================

Net Assets:
Beginning of period                                                  140,224        122,811        179,804         52,727
------------------------------------------------------------------------------------------------------------------------------
End of period*                                                   $   201,707    $   140,224    $   239,359    $   179,804
------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                          $     4,754    $     2,380    $     5,621    $     6,824
------------------------------------------------------------------------------------------------------------------------------



Amounts in thousands                                     Renaissance Fund
----------------------------------------------------------------------------------------------------------
                                                                                                  Nine
                                                            Year Ended                    Months Ended
                                                         June 30, 1998                   June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                             $    (1,489)                    $       664
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                     123,570                          42,917
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           4,045                          33,883
----------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            126,126                          77,464
==========================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                       (170)                           (221)
----------------------------------------------------------------------------------------------------------
  Class B                                                        (42)                            (82)
----------------------------------------------------------------------------------------------------------
  Class C                                                       (213)                           (670)
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------

From net realized capital gains
  Class A                                                     (7,515)                         (3,107)
----------------------------------------------------------------------------------------------------------
  Class B                                                     (8,922)                         (2,821)
----------------------------------------------------------------------------------------------------------
  Class C                                                    (64,285)                        (32,865)
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------

In excess of net realized capital gains
  Class A                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Class B                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Class C                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------
Total Distributions                                          (81,147)                        (39,766)
==========================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                    203,937                          17,402
----------------------------------------------------------------------------------------------------------
  Class B                                                     57,972                          21,111
----------------------------------------------------------------------------------------------------------
  Class C                                                    202,638                         112,880
----------------------------------------------------------------------------------------------------------
  Other Classes                                                  887                               0
----------------------------------------------------------------------------------------------------------

Shares issued in reorganization
  Class A                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Class B                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Class C                                                          0                               0
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                                      7,011                             200
----------------------------------------------------------------------------------------------------------
  Class B                                                      8,021                              73
----------------------------------------------------------------------------------------------------------
  Class C                                                     59,208                             613
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class A                                                   (164,942)                         (7,973)
----------------------------------------------------------------------------------------------------------
  Class B                                                     (7,786)                         (3,265)
----------------------------------------------------------------------------------------------------------
  Class C                                                   (138,986)                        (61,037)
----------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                               0
----------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                                   227,960                          80,004
----------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                      272,939                         117,702
==========================================================================================================

Net Assets:
Beginning of period                                          384,085                         266,383
----------------------------------------------------------------------------------------------------------
End of period*                                           $   657,024                     $   384,085
----------------------------------------------------------------------------------------------------------
*Including net undistributed
(overdistributed) investment income of:                  $    46,534                     $    28,688
----------------------------------------------------------------------------------------------------------


62  See accompanying notes

Statement of Changes in Net Assets



Amounts in thousands                                      Capital Appreciation Fund          Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Nine
                                                             Year Ended     Year Ended          Year Ended    Months Ended
                                                          June 30, 1998  June 30, 1997       June 30, 1998   June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                             $     4,296    $     4,349          $   (17,931)   $    (6,859)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      89,980         45,370              344,619        209,267
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         125,025         74,013              312,858         38,690
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            219,301        123,732              639,546        241,098
=============================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                        (56)             0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (40)             0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (81)             0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               (3,653)        (2,210)                   0              0
-----------------------------------------------------------------------------------------------------------------------------

From net realized capital gains
  Class A                                                       (881)             0              (22,078)       (19,626)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (754)             0               (9,680)        (5,682)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,428)             0             (241,892)      (198,720)
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                              (46,281)       (44,170)                   0              0
-----------------------------------------------------------------------------------------------------------------------------

In excess of net realized capital gains
  Class A                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (54,174)       (46,380)            (273,650)      (224,028)
=============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                     66,636          6,440              330,680        139,954
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     35,779          2,819               16,100         22,425
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     62,600         13,152              370,235        428,074
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                              395,404        168,885                    0              0
-----------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization
  Class A                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0              0                    0              0
-----------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                                        887              0               20,743              0
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        737              0                8,981              3
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,440              0              226,702              4
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               39,039         36,688                    0              0
-----------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class A                                                     (8,606)          (415)            (355,128)      (147,335)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,820)           (11)             (12,901)        (5,108)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (13,721)        (1,161)            (574,802)      (376,328)
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                             (182,910)       (90,526)                   0              0
-----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                                   396,465        135,871               30,610         61,689
-----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                      561,592        213,223              396,506         78,759
=============================================================================================================================

Net Assets:
Beginning of period                                          561,951        348,728            1,717,334      1,638,575
-----------------------------------------------------------------------------------------------------------------------------
End of period*                                           $ 1,123,543    $   561,951          $ 2,113,840    $ 1,717,334
-----------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                  $     2,964    $     8,727          $    54,147    $    37,051
-----------------------------------------------------------------------------------------------------------------------------



Amounts in thousands                                     Mid-Cap Growth Fund                  Target Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Nine
                                                            Year Ended     Year Ended            Year Ended   Months Ended
                                                         June 30, 1998  June 30, 1997         June 30, 1998  June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                             $       841    $     1,077           $   (13,703)   $    (8,571)
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      58,714         30,855               242,973        188,697
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          57,682         50,902                56,862        (60,110)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            117,237         82,834               286,132        120,016
==============================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                        (41)             0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               (1,454)          (606)                    0              0
------------------------------------------------------------------------------------------------------------------------------

From net realized capital gains
  Class A                                                     (1,205)             0               (35,690)       (19,003)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,602)             0               (18,642)        (6,747)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (4,570)             0              (248,454)      (120,762)
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                              (21,860)       (43,786)                    0              0
------------------------------------------------------------------------------------------------------------------------------

In excess of net realized capital gains
  Class A                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (31,732)       (44,392)             (302,786)      (146,512)
==============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                    104,053            673             1,137,516        550,283
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     54,506          1,840                 9,446         27,085
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     90,916          8,401               143,022        293,453
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                              351,303         72,315                     0              0
------------------------------------------------------------------------------------------------------------------------------

Shares issued in reorganization
  Class A                                                          0         75,422                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0              0                     0              0
------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                                      1,158              0                32,770              4
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,327              0                17,256              1
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,187              0               234,139              1
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               22,766         43,184                     0              0
------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed
  Class A                                                    (64,062)        (2,743)           (1,171,453)      (553,973)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,281)        (1,818)              (16,188)        (8,959)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (21,124)        (7,250)             (371,192)      (274,688)
------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                             (217,945)       (72,979)                    0              0
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                                   320,804        117,045                15,316         33,207
------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                      406,309        155,487                (1,338)         6,711
==============================================================================================================================

Net Assets:
Beginning of period                                          387,569        232,082             1,187,537      1,180,826
------------------------------------------------------------------------------------------------------------------------------
End of period*                                           $   793,878    $   387,569           $ 1,186,199    $ 1,187,537
------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                  $        52    $       513           $    37,813    $    72,458
------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                       Small-Cap Value Fund
----------------------------------------------------------------------------------------------

                                                              Year Ended          Year Ended
                                                           June 30, 1998       June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                               $     2,083         $      742
----------------------------------------------------------------------------------------------
Net realized gain (loss)                                        15,567              5,616
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            (3,548)             6,732
----------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations               14,102             13,090
----------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
  Class A                                                         (226)                 0
----------------------------------------------------------------------------------------------
  Class B                                                         (310)                 0
----------------------------------------------------------------------------------------------
  Class C                                                         (410)                 0
----------------------------------------------------------------------------------------------
  Other Classes                                                   (394)              (343)
----------------------------------------------------------------------------------------------

From net realized capital gains
  Class A                                                       (1,098)                 0
----------------------------------------------------------------------------------------------
  Class B                                                       (2,248)                 0
----------------------------------------------------------------------------------------------
  Class C                                                       (2,979)                 0
----------------------------------------------------------------------------------------------
  Other Classes                                                 (2,032)            (5,390)
----------------------------------------------------------------------------------------------

In excess of net realized capital gains
  Class A                                                            0                  0
----------------------------------------------------------------------------------------------
  Class B                                                            0                  0
----------------------------------------------------------------------------------------------
  Class C                                                            0                  0
----------------------------------------------------------------------------------------------
  Other Classes                                                      0                  0
----------------------------------------------------------------------------------------------

Total Distributions                                             (9,697)            (5,733)
==============================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                       78,581              6,136
----------------------------------------------------------------------------------------------
  Class B                                                      105,195             10,821
----------------------------------------------------------------------------------------------
  Class C                                                      124,033             19,512
----------------------------------------------------------------------------------------------
  Other Classes                                                 50,928              6,922
----------------------------------------------------------------------------------------------

Shares issued in reorganization
  Class A                                                            0                  0
----------------------------------------------------------------------------------------------
  Class B                                                            0                  0
----------------------------------------------------------------------------------------------
  Class C                                                            0                  0
----------------------------------------------------------------------------------------------
  Other Classes                                                      0                  0
----------------------------------------------------------------------------------------------

Issued as reinvestment of distributions
  Class A                                                        1,246                  0
----------------------------------------------------------------------------------------------
  Class B                                                        2,393                  0
----------------------------------------------------------------------------------------------
  Class C                                                        3,224                  0
----------------------------------------------------------------------------------------------
  Other Classes                                                  2,197              5,710
----------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                                      (10,783)               (78)
----------------------------------------------------------------------------------------------
  Class B                                                       (6,886)              (588)
----------------------------------------------------------------------------------------------
  Class C                                                      (18,158)              (535)
----------------------------------------------------------------------------------------------
  Other Classes                                                (40,655)            (9,875)
----------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                                     291,315             38,025
----------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                        295,720             45,382
==============================================================================================

Net Assets:
Beginning of period                                             78,832             33,450
----------------------------------------------------------------------------------------------
End of period*                                             $   374,552        $    78,832
----------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                    $     6,285        $     1,920
----------------------------------------------------------------------------------------------


                                                      See accompanying notes  63


Amounts in thousands                                   Opportunity Fund                                International Developed Fund
                                                       -----------------------------------------------------------------------------
                                                                                  Nine
                                                          Year Ended      Months Ended                 Year Ended        Year Ended

                                                       June 30, 1998     June 30, 1997              June 30, 1998     June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                           $     (11,377)   $     (4,857)               $       1,254     $         729
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                     134,358           7,066                        1,678             3,808
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         (16,839)        (90,676)                      16,311             4,764
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            106,142         (88,467)                      19,243             9,301
====================================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                          0               0                           (4)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                          (11)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0               0                          (18)                0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                         (838)                0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                    (13,050)        (17,083)                         (23)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                          (99)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (40,210)       (109,891)                        (169)                0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                       (4,282)           (4,444)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                          0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (53,260)       (126,974)                      (5,444)           (4,444)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                    595,236         225,467                       58,239               477
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                        2,740             1,057
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    548,593         587,295                        5,503             2,759
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                       72,498            45,331
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                          0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                            0                 0

------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                            0                 0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     12,054               0                           25                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                           77                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     36,779               0                          183                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                        4,340             3,704
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                   (639,360)       (114,318)                     (58,269)             (189)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0               0                       (1,269)              (15)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (748,168)       (575,183)                      (2,383)             (433)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0               0                      (57,045)          (33,066)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                                     (194,866)        123,261                       24,639            19,625
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                     (141,984)        (92,180)                      38,438            24,482
====================================================================================================================================


Net Assets:
Beginning of period                                          842,930         935,110                      100,313            75,831
------------------------------------------------------------------------------------------------------------------------------------
End of period*                                         $     700,946    $    842,930                $     138,751     $     100,313
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                $           0    $          0                $         457     $       1,129
------------------------------------------------------------------------------------------------------------------------------------


64   See accompanying notes


Amounts in thousands                                  International Fund                           Emerging Markets Fund
                                                      ------------------------------------------------------------------------------


                                                          Year Ended        Year Ended                 Year Ended        Year Ended
                                                       June 30, 1998     June 30, 1996              June 30, 1998     June 30, 1997
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)                          $        (580)   $          (244)            $          195    $          282
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      8,506             11,683                     (3,044)            3,040
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          7,290             11,771                    (10,785)            1,585
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            15,216             23,210                    (13,634)            4,907
====================================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                          0              (310)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                    (1,244)              (597)                         0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (719)              (203)                         0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (11,750)            (6,105)                         0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
  Class A                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                         (13,713)            (6,905)                         0              (310)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                   283,880            126,751                      2,177               214
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     7,431              2,790                        694               362
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   268,540             87,308                      1,394             2,021
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                     24,872            13,089
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     1,179                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       643                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                    10,909                  0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                          0               222
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                  (292,362)          (130,471)                    (1,874)              (10)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (7,860)              (702)                      (460)              (73)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (314,820)          (136,065)                    (1,562)             (277)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                   0                  0                    (39,213)          (45,883)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                                     (42,460)           (50,389)                   (13,972)          (30,335)
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                     (40,957)           (34,084)                   (27,606)          (25,738)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                         195,409            229,493                     55,175            80,913
------------------------------------------------------------------------------------------------------------------------------------
End of period*                                            $ 154,452          $ 195,409                  $  27,569    $       55,175
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                   $    (338)         $   2,463                  $      (3)   $          (69)
------------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                  Innovation Fund                              Precious Metals Fund
                                                      ------------------------------------------------------------------------------

                                                                                  Nine                                         Nine
                                                          Year Ended      Months Ended                 Year Ended      Months Ended
                                                       June 30, 1998     June 30, 1997              June 30, 1998     June 30, 1997

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                          $       (4,786)  $        (2,397)            $           22    $          (93)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      18,138             3,357                     (8,090)               87
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         109,570             2,593                     (3,094)          (11,122)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations            122,922             3,553                    (11,162)          (11,128)
====================================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     (2,994)             (776)                         0               (98)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,093)             (599)                         0               (36)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (9,130)           (2,217)                         0              (575)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
  Class A                                                       (528)                0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (546)                0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,611)                0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (17,902)           (3,592)                         0              (709)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                    353,943            86,364                    371,343           228,982
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     18,925            28,789                      8,049             4,276
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     89,214            97,510                    124,855            93,686
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                  124                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                      3,237                 0                          0                89
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,439                 0                          0                32
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     10,261                 0                          0               529
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                   (351,255)          (80,778)                  (370,208)         (230,377)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (13,734)          (11,137)                    (6,475)           (1,186)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (103,423)          (71,730)                  (124,238)          (96,889)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                                       10,731            49,018                      3,326              (858)
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                      115,751            48,979                     (7,836)          (12,695)
====================================================================================================================================

Net Assets:
Beginning of period                                          270,576           221,597                     33,377            46,072
------------------------------------------------------------------------------------------------------------------------------------
End of period*                                         $     386,327    $      270,576              $      25,541     $      33,377
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                $           0    $            0              $         (16)    $         (17)
------------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                  Balanced Fund

                                                          Year Ended        Year Ended
                                                       June 30, 1998     June 30, 1997
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)                           $       1,822    $        2,252
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      11,033            12,663
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          (1,046)           (3,065)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations             11,809            11,850
====================================================================================================================================

Distributions to Shareholders:
From net investment income
  Class A                                                       (130)               (4)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (100)              (10)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (98)               (8)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               (1,462)           (2,191)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                       (495)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (247)                0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (285)                0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                               (5,071)          (10,060)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
  Class A                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                           (7,888)          (12,273)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
  Class A                                                     10,035               354
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      8,086             1,113
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      7,888               969
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                5,975            10,422
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          0                 0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                    0                 0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                        602                 3
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        302                 9
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        367                 7
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                6,512            12,237
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
------------------------------------------------------------------------------------------------------------------------------------
  Class A                                                     (1,454)               (4)
------------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (827)              (44)
------------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (943)              (91)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                              (36,139)          (43,185)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                                          404           (18,210)
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                        4,325           (18,633)
====================================================================================================================================

Net Assets:
Beginning of period                                           63,929            82,562
------------------------------------------------------------------------------------------------------------------------------------
End of period*                                         $      68,254    $       63,929
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                $       2,578    $       2,860
------------------------------------------------------------------------------------------------------------------------------------

                                                     See accompanying notes   65

Notes to Financial Statements
June 30, 1998


1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty three separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Fund had not commenced operations as of June 30, 1998. Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detail financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $6,396; Value Fund
- $12,048; Renaissance Fund - $40,871; Growth Fund - $13,900; Mid-Cap Growth Fund - $6,930; Target Fund - $1,402; Small-Cap Value Fund - $3,221; International Developed Fund - $203,465; International Fund - $412,100; Emerging Markets Fund - $54,600; Innovation Fund - $31,650; Precious Metals Fund - $22,651; and Balanced Fund - $4,329.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option is quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value, International Developed and Precious Metals Funds; 0.65% for the Opportunity and Innovation Funds; 0.85% for the Emerging Markets Funds; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund is assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the International Developed, International and Emerging Markets Funds; 0.45% for the Precious Metals Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the Emerging Markets and International Developed Funds and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

June 30, 1997


Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund is average daily net assets attributable to each class):

                        Distribution Fee (%)      Servicing Fee (%)
---------------------------------------------------------------------
Class A
All Funds                                 --                   0.25
Class B
All Funds                               0.75                   0.25
Class C
All Funds                               0.75                   0.25
Class D
All Funds                                 --                   0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended June 30, 1998, PFD received $6,275,942 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include distribution and service fees payable with respect to the certain share classes and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1998 were as follows (amounts in thousands):

                                 U.S. Government/Agency           All Other
--------------------------------------------------------------------------------
                                  Purchases      Sales  Purchases          Sales
--------------------------------------------------------------------------------
Equity Income Fund                                     $  108,839     $   76,245
Value Fund                                                188,181        158,285
Renaissance Fund                                        1,093,485        966,292
Capital Appreciation Fund                                 879,186        566,842
Growth Fund                                             2,197,264      2,424,141
Mid-Cap Growth Fund                                       637,096        360,640
Target Fund                                             2,549,727      2,904,106
Small-Cap Value Fund                                      348,329         88,320
Opportunity Fund                                          642,025        879,877
International Developed Fund                               62,862         58,330
International Fund                                         96,171        140,445
Emerging Markets Fund                                      20,179         32,657
Innovation Fund                                           300,097        328,301
Precious Metals Fund                                       13,888         18,669
Balanced Fund                     $  85,657  $  81,267     37,940         47,365


5.  Federal Income Tax Matters

As of June 30, 1998, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the International, Emerging Markets, and Precious Metals Funds realized capital losses and/or foreign currency losses during the period November 1, 1997 through June 30, 1998, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $332,309, $3,263 and $6,320,994 respectively.

     The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards. (amounts in thousands):

                                                Capital Loss Carryforwards
-------------------------------------------------------------------------------
                                                  Realized
                                                    Losses      Expiration
-------------------------------------------------------------------------------
Emerging Markets Fund                            $  10,098        06/30/03
                                                     3,074        06/30/06

Precious Metals                                      1,636        06/30/06

Each Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforward.


6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                         Renaissance Fund           Growth Fund           Target Fund         Opportunity Fund    Innovation Fund
------------------------------------------------------------------------------------------------------------------------------------
                        Premium   Contracts     Premium     Contracts   Premium  Contracts   Premium  Contracts  Premium  Contracts
------------------------------------------------------------------------------------------------------------------------------------

Balance at 06/30/97   $       0           0  $    3,218         4,500  $      0          0   $   938      5,690  $     0          0
Sales                       271       1,130      73,339     6,640,333       147      1,000     9,612     42,795    3,863     10,142
Closing Buys               (139)       (500)    (61,095)   (4,813,704)     (147)    (1,000)   (4,558)   (19,780)  (2,140)    (4,892)
Expirations                   0           0     (13,925)   (1,825,622)        0          0    (2,155)   (14,408)    (897)    (2,996)
Exercised                     0           0      (1,537)       (5,507)        0          0    (3,837)   (14,297)    (176)      (754)
------------------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/98    $    132         630  $        0             0  $      0          0   $     0          0  $   650      1,500
====================================================================================================================================


June 30, 1998



7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                            Equity Income Fund                         Value Fund
                                                   --------------------------------------  ---------------------------------------
                                                   Year Ended 6/30/98  Year Ended 6/30/97  Year Ended 6/30/98   Year Ended 6/30/97
                                                    Shares     Amount   Shares     Amount   Shares     Amount    Shares     Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                              807   $ 13,092      118   $  1,691    1,242    $19,311       349    $ 3,387
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                              788     12,684      213      3,040      613      9,503       303      1,609
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                            1,154     18,527      488      7,063    2,153     33,261     1,607     16,250
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                      1,260     20,453    1,146     16,419    1,789     28,033     1,317     17,251
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                                0          0        0          0        0          0       843     11,374
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                                0          0        0          0        0          0     1,521     20,538
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                                0          0        0          0        0          0     3,624     48,923
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                               81      1,244        1         13      128      1,885         7         95
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                               54        825        1         15      196      2,853         6         86
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                               99      1,506        3         43      517      7,528        16        225
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                      1,359     20,925    1,379     18,897      637      9,361       293      3,854
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                             (195)    (3,164)      (5)       (69)  (1,038)   (16,080)     (142)    (1,972)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                              (59)      (961)     (47)      (670)    (242)    (3,736)     (112)    (1,562)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                             (238)    (3,868)     (60)      (899)  (1,356)   (20,988)     (913)   (12,509)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                     (1,659)   (26,929)  (2,691)   (39,204)  (1,483)   (23,096)     (803)   (10,770)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share transactions  3,451   $ 54,334      546   $  6,339    3,156   $ 47,835     7,916   $ 96,779
==================================================================================================================================

                                                            Target Fund                              Small-Cap Value Fund
                                              ------------------------------------------    --------------------------------------
                                                Year Ended 6/30/98    Year Ended 6/30/97    Year Ended 6/30/98  Year Ended 6/30/97
                                              Shares        Amount    Shares      Amount    Shares      Amount   Shares     Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                     70,981   $ 1,137,516    34,398   $ 550,283     4,385   $  78,581      422   $  6,136
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                        601         9,446     1,754      27,085     5,902     105,195      743     10,821
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                      9,280       143,022    19,148     293,453     7,001     124,033    1,351     19,512
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0             0         0           0     2,829      50,928      485      6,922
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                          0             0         0           0         0           0        0          0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                          0             0         0           0         0           0        0          0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                          0             0         0           0         0           0        0          0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                      2,292        32,770         0           4        71       1,246        0          0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                      1,280        17,256         0           1       137       2,393        0          0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                     17,369       234,139         0           1       185       3,224        0          0
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0             0         0           0       125       2,197      423      5,710
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                    (72,612)   (1,171,453)  (34,558)   (553,973)     (602)    (10,783)      (5)       (78)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                     (1,100)      (16,188)     (575)     (8,959)     (386)     (6,886)     (38)      (588)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                    (24,627)     (371,192)  (17,874)   (274,688)   (1,017)    (18,158)     (37)      (535)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0             0         0           0    (2,232)    (40,655)    (694)    (9,875)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share
transactions                                   3,464   $    15,316     2,293   $  33,207    16,398   $ 291,315    2,650   $ 38,025
==================================================================================================================================

                                                            Renaissance Fund                      Capital Appreciation Fund
                                                ---------------------------------------    ---------------------------------------
                                                Year Ended 6/30/98   Year Ended 6/30/97    Year Ended 6/30/98   Year Ended 6/30/97
                                                Shares      Amount   Shares      Amount    Shares      Amount   Shares      Amount
----------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                       10,943   $ 203,937    1,108   $  17,402     2,800   $  66,636      330   $   6,440
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                        3,123      57,972    1,321      21,111     1,489      35,779      144       2,819
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                       10,952     202,638    7,139     112,880     2,630      62,600      676      13,152
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                     51         887        0           0    16,465     395,404    8,880     168,885
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                            0           0        0           0         0           0        0           0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                            0           0        0           0         0           0        0           0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                            0           0        0           0         0           0        0           0
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                          418       7,011       12         200        38         887        0           0
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                          478       8,021        5          73        32         737        0           0
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                        3,551      59,208       39         613       106       2,440        0           0
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                      0           0        0           0     1,684      39,039    2,026      36,688
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                       (8,781)   (164,942)    (509)     (7,973)     (348)     (8,606)     (21)       (415)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                         (420)     (7,786)    (203)     (3,265)      (76)     (1,820)      (1)        (11)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                       (7,456)   (138,986)  (3,802)    (61,037)     (583)    (13,721)     (55)     (1,161)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                      0           0        0           0    (7,652)   (182,910)  (4,725)    (90,526)
----------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share
transactions                                    12,859   $ 227,960    5,110   $  80,004    16,585   $ 396,465    7,254   $ 135,871
==================================================================================================================================
                                                            Opportunity Fund                    International Developed Fund
                                                 ----------------------------------------  --------------------------------------
                                                 Year Ended 6/30/98    Year Ended 6/30/97  Year Ended 6/30/98  Year Ended 6/30/97
                                                 Shares      Amount    Shares      Amount   Shares     Amount   Shares     Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                        19,485   $ 595,236     7,683   $ 225,467    4,256   $ 58,239       39   $    477
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             0           0         0           0      206      2,740       87      1,057
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                        19,302     548,593    21,251     587,295      426      5,503      228      2,759
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                       0           0         0           0    5,531     72,498    3,708     45,331
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                           416      12,054         0           0        2         25        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             0           0         0           0        7         77        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                         1,371      36,779         0           0       16        183        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                       0           0         0           0      375      4,340      318      3,704
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                       (20,762)   (639,360)   (4,019)   (114,318)  (4,208)   (58,269)     (15)      (189)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             0           0         0           0      (94)    (1,269)      (1)       (15)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                       (26,338)   (748,168)  (20,883)   (575,183)    (186)    (2,383)     (35)      (433)
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                       0           0         0           0   (4,281)   (57,045)  (2,729)   (33,066)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share
transactions                                     (6,526)  $(194,866)    4,032   $ 123,261    2,050   $ 24,639    1,600   $ 19,625
=================================================================================================================================
                                                            Growth Fund                            Mid-Cap Growth Fund
                                              ----------------------------------------    ---------------------------------------
                                              Year Ended 6/30/98    Year Ended 6/30/97    Year Ended 6/30/98   Year Ended 6/30/97
                                              Shares      Amount    Shares      Amount    Shares      Amount   Shares      Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                     11,481   $ 330,680     5,519   $ 139,954     4,474   $ 104,053      133   $     673
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                        588      16,100       923      22,424     2,368      54,506      277       1,840
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                     13,609     370,235    17,754     428,075     3,986      90,916      792       8,401
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0           0         0           0    15,177     351,303    3,845      72,315
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                          0           0         0           0         0           0      618      11,363
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                          0           0         0           0         0           0    1,223      22,472
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                          0           0         0           0         0           0    2,262      41,587
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                        809      20,743         0           0        51       1,158        0           0
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                        375       8,981         0           3       103       2,327        0           0
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                      9,474     226,702         0           4       185       4,187        0           0
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0           0         0           0       999      22,766    2,496      43,184
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                    (12,217)   (355,128)   (5,755)   (147,335)   (2,744)    (64,062)    (149)     (2,743)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                       (476)    (12,901)     (213)     (5,108)     (316)     (7,281)     (99)     (1,818)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                    (21,186)   (574,802)  (15,525)   (376,328)     (925)    (21,124)    (392)     (7,250)
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                    0           0         0           0    (9,392)   (217,945)  (3,806)    (72,979)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share
transactions                                   2,457   $  30,610     2,703   $  61,689    13,966   $ 320,804    7,200   $ 117,045
=================================================================================================================================
                                                           International Fund                      Emerging Markets Fund
                                                 ----------------------------------------  --------------------------------------
                                                 Year Ended 6/30/98    Year Ended 6/30/97  Year Ended 6/30/98  Year Ended 6/30/97
                                                 Shares      Amount    Shares      Amount   Shares     Amount   Shares     Amount
---------------------------------------------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                        21,036   $ 283,880     9,707   $ 126,752      187   $  2,177       16   $    214
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                           593       7,431       224       2,790       57        694       28        362
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                        21,197     268,540     6,983      87,308      117      1,394      153      2,021
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                       0           0         0           0    2,087     24,872    1,033     13,089
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                             0           0         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                            99       1,179         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                            57         643         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                           973      10,909         0           0        0          0        0          0
---------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                       0           0         0           0        0          0       19        222
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                       (21,545)   (292,362)   (9,963)   (130,472)    (160)    (1,874)      (1)       (10)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                          (625)     (7,860)      (56)       (702)     (41)      (460)      (5)       (73)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                       (24,720)   (314,820)  (10,866)   (136,065)    (132)    (1,562)     (21)      (277)
---------------------------------------------------------------------------------------------------------------------------------
Other Classes                                         0           0         0           0   (3,358)   (39,213)  (3,659)   (45,883)
---------------------------------------------------------------------------------------------------------------------------------

Net increase resulting from Fund share
transactions                                     (2,935)  $ (42,460)   (3,971)  $ (50,389)  (1,243)  $(13,972)  (2,437)  $(30,335)
=================================================================================================================================

June 30, 1998


7. Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                     Innovation Fund                         Precious Metals Fund
                                          --------------------------------------    -----------------------------------------
                                          Year Ended 6/30/98  Year Ended 6/30/97    Year Ended 6/30/98    Year Ended 6/30/97
                                          Shares      Amount  Shares      Amount    Shares      Amount    Shares      Amount
---------------------------------------  ------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                 17,255   $ 353,943    5,118   $ 86,364    54,468   $ 371,343    21,209   $ 228,982
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                    945      18,925    1,700     28,789     1,291       8,049       423       4,275
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                  4,460      89,214    5,804     97,510    20,195     124,855     8,931      93,686
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                6         124        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                      0           0        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                      0           0        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                      0           0        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                    174       3,237        0          0         0           0         8          89
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                    190       3,439        0          0         0           0         3          32
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                    566      10,261        0          0         0           0        49         530
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                0           0        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                (17,121)   (351,255)  (4,792)   (80,778)  (54,039)   (370,208)  (21,276)   (230,377)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                   (708)    (13,734)    (672)   (11,137)   (1,019)     (6,475)     (112)     (1,186)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                 (5,262)   (103,423)  (4,360)   (71,730)  (19,787)   (124,238)   (9,238)    (96,889)
-----------------------------------------------------------------------------------------------------------------------------
  Other Classes                                0           0        0          0         0           0         0           0
-----------------------------------------------------------------------------------------------------------------------------
Net increase resulting from
Fund share transactions                      505   $  10,731    2,798   $ 49,018     1,109   $   3,326        (3)  $    (858)
=============================================================================================================================
                                                   Balanced Fund
                                       ----------------------------------------
                                       Year Ended 6/30/98  Year Ended 6/30/97
                                       Shares      Amount  Shares      Amount
-------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                  830   $ 10,035       32   $    354
--------------------------------------------------------------------------------
  Class B                                  688      8,086      102      1,113
--------------------------------------------------------------------------------
  Class C                                  671      7,888       89        969
--------------------------------------------------------------------------------
  Other Classes                            504      5,975      926     10,421
--------------------------------------------------------------------------------
Shares issued in reorganization
  Class A                                    0          0        0          0
--------------------------------------------------------------------------------
  Class B                                    0          0        0          0
--------------------------------------------------------------------------------
  Class C                                    0          0        0          0
--------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                   53        602        0          3
--------------------------------------------------------------------------------
  Class B                                   26        302        1          9
--------------------------------------------------------------------------------
  Class C                                   32        367        1          7
--------------------------------------------------------------------------------
  Other Classes                            567      6,512    1,158     12,237
--------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                 (124)    (1,454)       0         (4)
--------------------------------------------------------------------------------
  Class B                                  (69)      (827)      (4)       (44)
--------------------------------------------------------------------------------
  Class C                                  (82)      (943)      (8)       (90)
--------------------------------------------------------------------------------
  Other Classes                         (3,066)   (36,139)  (3,794)   (43,185)
--------------------------------------------------------------------------------

Net increase resulting from
Fund share transactions                     30   $    404   (1,497)  $(18,210)
================================================================================

Report of Independent Accountants


To the Trustees and Class A, B and C Shareholders of the
PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights of the Class A, B, and C shares present fairly, in all material respects, the financial position of the Equity Income Fund, Value Fund, Renaissance Fund, Capital Appreciation Fund, Growth Fund, Mid-Cap Growth Fund, Target Fund, Small-Cap Value Fund, Opportunity Fund, International Developed Fund, International Fund, Emerging Markets Fund, Innovation Fund, Precious Metals Fund and Balanced Fund (hereafter referred to as the "Funds") at June 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights of the Class A, B, and C shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 1998

Federal Income Tax Information  (unaudited)


For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal year ended June 30, 1998 which qualify for the corporate dividend-received deduction are as follows:

Equity Income Fund                                        61.03%
Value Fund                                                40.22%
Renaissance Fund                                           9.64%
Capital Appreciation Fund                                 55.27%
Growth Fund                                               20.84%
Mid-Cap Growth Fund                                       60.37%
Target Fund                                                2.81%
Small-Cap Value Fund                                      46.39%
Innovation Fund                                            3.53%
Balanced Fund                                             13.06%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 1999, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1998. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 1998 were in the amounts as follows:

                                 Per Share       Per Share       Per Share
                                 Long-Term        Mid-Term      Short-Term
                               Capital Gains   Capital Gains   Capital Gains
--------------------------------------------------------------------------------
Equity Income Fund                $0.58649        $1.17818       $0.32500
Renaissance Fund                   0.24805         0.47999        2.80609
Value Fund                         0.38568         0.48842        0.75502
Capital Appreciation Fund          0.33697         0.88125        0.46474
Growth Fund                        1.16504         2.44477        0.71217
Mid-Cap Growth Fund                0.42243         0.57661        0.32831
Target Fund                        0.28572         1.12990        3.03914
Small-Cap Value Fund               0.26913         0.17979        0.31102
Opportunity Fund                   1.78590         0.14932        0.00000
International Developed Fund       0.31639         0.13536        0.12560
International Fund                 0.40302         0.24360        0.47377
Innovation Fund                    0.16498         0.25888        0.74930
Balanced Fund                      0.07278         0.37007        0.64224

                     (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the institutional investment capabilities of PIMCO Advisors L.P., manager of over $229 billion. PIMCO Advisors owns seven institutional investment firms, each seeking the highest caliber performance in a specific discipline. Six of these firms currently manage PIMCO Funds. Together, their superior standard of expertise has attracted many prestigious institutional clients, including 46 of the 100 largest U.S. corporations.

[ARTWORK APPEARS HERE]

 .  Parametric
 .  Blairlogie
 .  Pacific Investment Management
 .  Columbus Circle
 .  Cadence
 .  NFJ
 .  PIMCO Advisors L.P.
--------------------------------------------------------------------------------
Manager                  PIMCO Advisors L.P., 800 Newport Center Drive, Newport
                         Beach, CA 92660

--------------------------------------------------------------------------------
Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902

--------------------------------------------------------------------------------
Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105

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Shareholder              Shareholder Services, Inc., P.O. Box 5866,
Servicing Agent and      Denver, CO 80217
Transfer Agent

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Independent              PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant               Kansas City, MO, 64105

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Legal Counsel            Ropes & Gray, One International Place,
                         Boston, MA 02110

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For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call 1-800-426-
                         0107. Telephone representatives are available Monday-
                         Friday 8:30 am to 8:00 pm Eastern Time.

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This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.


This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ004.7/98

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                   P I M C O                                         BULK RATE
                        F U N D S                                  U.S. POSTAGE
                                                                       PAID
                                                                   SMITHTOWN, NY
                                                                  PERMIT NO. 700

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PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902